As filed with the Securities and Exchange Commission on November 24, 2021

1933 Act File No. 333-256560

1940 Act File No. 811-23700

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO. 2 ☒

POST-EFFECTIVE AMENDMENT NO. ☐

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO. 2 ☒

MASSMUTUAL ACCESSSM PINE POINT FUND

(Exact Name of Registrant as Specified in Charter)

1295 State Street

Springfield, Massachusetts 01111-0001

(Address of Principal Executive Offices)

(413) 744-1000

(Registrant’s Telephone Number)

Andrew M. Goldberg, Esq.

Secretary

MassMutual Access Pine Point Fund

1295 State Street

Springfield, Massachusetts 01111-0001

(Name and Address of Agent for Service)

Copies to:

Elizabeth J. Reza Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199	Gregory C. Davis Ropes & Gray LLP Three Embarcadero Center San Francisco, California 94111-4006

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒ Check box if any securities being registered in this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

Is it proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____.

☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____.

☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____.

Check each box that appropriately characterizes the Registrant:

☒ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐ If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 7(a)(2)(B) of Securities Act.

☒ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED(1)	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE(1)	AMOUNT OF REGISTRATION FEE(2)
Shares of Beneficial Interest	$1,000,000	$109.10

(1)	The Registrant intends to file an application for exemptive relief with the Securities and Exchange Commission that would permit the Registrant to offer multiple classes of shares of beneficial interest (“Shares”). This registration statement relates to the maximum aggregate offering of $1,000,000 of Shares of the Registrant. The offering currently includes Class 1 Shares, Class 2 Shares, and Class 3 Shares.

(2)	A registration fee of $109.10 was previously paid in connection with the N-2 filed on May 27, 2021.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date (i) until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or (ii) until this Registration Statement shall become effective on such date as the SEC, acting pursuant to said Section 8(a), may determine.

Subject to Completion Dated [ ], 2021

The information in this Prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

MassMutual AccessSM Pine Point Fund

Class 1 Shares
Class 2 Shares
Class 3 Shares

Prospectus Dated [ ], 2021

MassMutual Access Pine Point Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s investment objective is to generate long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest in a broad cross section of private equity assets in order to seek, over time:

•	Long-term capital appreciation;

•	Regular, current income through quarterly distributions;

•	A diversified portfolio of private equity assets; and

•	An investment alternative for investors seeking to allocate a portion of their long-term portfolios primarily to middle and lower middle market buyout and growth equity assets through a single investment.

In furtherance of the foregoing, under normal market conditions, the Fund will invest primarily and/or make capital commitments in private equity investments (“Private Equity Investments”), including primary and secondary investments in private equity funds (“Portfolio Funds”) and co-investments directly or indirectly in private portfolio companies (“Co-Investments”); investments intended to provide an investment return while offering better liquidity than private equity investments; and cash, cash equivalents and other short-term investments. For purposes of this policy, any portfolio company of a Portfolio Fund or any portfolio company underlying a Co-Investment held or simultaneously invested in by a private equity fund when the Fund makes the investment in the Co-Investment is a private portfolio company.

The Fund cannot guarantee that it will meet its investment objective. Investing in the Fund involves a high degree of risk. See “General Risks” and “Limits of Risk Disclosure” beginning on page 14.

	Class 1 Shares	Class 2 Shares	Class 3 Shares	Total Maximum
Price to Public(1)	Current NAV	Current NAV	Current NAV	Up to $[ ]
Sales Load	None	1.50%	3.50%	Up to $[ ]
Proceeds to the Fund (Before Expenses)(2)	Amount Invested at Current NAV	Amount Invested at Current NAV	Amount Invested at Current NAV	Up to $[ ]

(1)	MML Distributors LLC (the “Distributor”) acts as the principal underwriter of the Fund’s shares on a best-efforts basis. The Distributor is not obligated to sell any specific number of shares, nor have arrangements been made to place shareholders' funds in escrow, trust, or similar arrangement. Generally, the stated minimum investment in the Fund is $1,000,000 for Class 1 Shares, $50,000 for Class 2 Shares and $25,000 for Class 3 Shares, which stated minimum may be reduced for certain investors. See “Purchasing Shares” below.

(2)	Assumes all shares currently registered are sold in the offering. Shares will be offered in a continuous offering at the Fund’s then-current net asset value (“NAV”) per Share plus any applicable maximum sales loads. The Fund’s initial offering expenses are described under “Fund Expenses” below.

This prospectus (the “Prospectus”) applies to the offering of three separate classes of shares of beneficial interests (“Shares”) in the Fund, designated as Class 1 Shares, Class 2 Shares and Class 3 Shares. The Fund has applied to the Securities and Exchange Commission (“SEC”) for an exemptive order that would permit the Fund to offer more than one class of Shares. Class 2 Shares and Class 3 Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the SEC will grant the exemptive order requested by the Fund. The Fund’s Shares will generally be offered as of the first business day of each month based on the Fund’s NAV per Share as of the close of business on the business day immediately preceding such date plus any applicable sales loads. The Fund has registered $500 million of Shares for sale under the registration statement to which this Prospectus relates. The Fund reserves the right to reject a purchase order for any reason.

This Prospectus is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted. Investments in the Fund may be made only by “Eligible Investors” as defined in the Prospectus. See “Eligible Investors.”

Simultaneous with the commencement of the Fund’s operations, the MassMutual Access Private Equity Fund LLC (the “Predecessor Fund”), is expected to reorganize into the Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same Barings portfolio managers.

Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is subject to, among others, the following risks:

●	Shares are not listed on any securities exchange and it is not anticipated that a secondary market for Shares will develop.

●	You should generally not expect to be able to sell your Shares (other than through the repurchase process), regardless of how the Fund performs.

●	Although the Fund may offer to repurchase Shares from time to time, the Fund expects any such quarterly repurchase offer to apply to no more than 5% of the net assets of the Fund. Shares are not redeemable at a Shareholder’s sole option nor are they exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares.

●	Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

●	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

●	Shares are speculative and involve a high degree of risk. See “General Risks.”

Investors should carefully consider the Fund's risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to an investor's investment objectives and individual situation and (ii) consider factors such as an investor's net worth, income, age, and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.

This Prospectus provides important information that you should know about the Fund before investing. You should read this Prospectus carefully and retain it for future reference. Additional information about the Fund, including the Statement of Additional Information (the “SAI”), dated [ ], 2021, has been filed with the SEC. You can access or request a copy of the SAI and annual and semiannual reports of the Fund (when available) without charge on MassMutual’s website (www.massmutual.com/funds), by writing to the Fund at c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, or by calling the Fund toll-free at 1-888-309-3539. You may also call the Fund’s toll-free telephone number to request other information about the Fund or to make shareholder inquiries. The SAI is incorporated by reference into this Prospectus in its entirety. You can view information about the Fund, including the SAI and other material incorporated by reference into the Fund’s registration statement on the SEC’s website (http://www.sec.gov).

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Distributor acts as the principal underwriter for the Shares. In addition, certain U.S. institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.

Shareholders do not have the right to require the Fund to redeem their Shares. To provide a limited degree of liquidity to Shareholders, the Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. It is currently anticipated that MML Investment Advisers, LLC, the Fund’s investment adviser, (“MML Advisers”) will recommend to the Board to make repurchases quarterly. In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendation of MML Advisers as to the timing of such an offer, as well as a variety of operational, business and economic factors. References in the Prospectus and the Statement of Additional Information to the Fund’s subadviser may include any sub-subadvisers, as applicable.

Paper copies of the Fund’s shareholder reports will not be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on MassMutual’s website (www.massmutual.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. You can inform your financial intermediary that you wish to receive paper copies of your shareholder reports. You also can inform the Fund itself by contacting the MassMutual Funds, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: MassMutual Investment Operations, by telephone at 1-888-309-3539, or by email to MMAccess@massmutual.com. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

The date of this Prospectus is [ ], 2021.

Summary

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus, the SAI, and the agreement and declaration of trust of the Fund (the “Declaration of Trust”).

The Fund	MassMutual Access Pine Point Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 24, 2021.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Simultaneous with the commencement of the Fund’s operations, MassMutual Access Private Equity Fund LLC (the “Predecessor Fund”), is expected to reorganize into the Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same Barings portfolio managers.

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class 1 Shares, Class 2 Shares and Class 3 Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has applied for an exemptive order from the SEC with respect to the Fund’s multi-class structure. Class 1 Shares will be the only class offered for purchase until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

Investment objective and strategies

The Fund’s investment objective is to generate long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest in a broad cross section of private equity assets in order to seek, over time:

•      Long-term capital appreciation;

•      Regular, current income through quarterly distributions;

•      A diversified portfolio of private equity assets; and

•     An investment alternative for investors seeking to allocate a portion of their long-term portfolios primarily to middle and lower middle market buyout and growth equity assets through a single investment.

In furtherance of the foregoing, under normal market conditions, the Fund will invest primarily and/or make capital commitments in private equity investments, including primary and secondary investments in private equity funds and Co-Investments directly or indirectly in private portfolio companies; investments intended to provide an investment return while offering better liquidity than private equity investments; and cash, cash equivalents and other short-term investments. For purposes of this policy, any portfolio company of a Portfolio Fund or any portfolio company underlying a Co-Investment held or simultaneously invested in by a private equity fund when the Fund makes the investment in the Co-Investment is a private portfolio company. When used in this Prospectus, the term “invest” shall include, without limitation, the making of capital commitments in Fund Investments (as defined below).

In addition, Barings, LLC ("Barings"), the Fund's sub-adviser, has obtained an exemptive order from the SEC that permits the Fund to invest alongside affiliates of MML Advisers, Barings and Baring International Investment Limited, the Fund’s sub-sub-adviser (“BIIL” and, together with Barings and MML Advisers, the “Advisers”), including certain private funds managed by any Adviser and its affiliates, subject to certain terms and conditions.

Private Equity Investment Strategy

Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity as well as convertible securities or warrants, depending on the strategy of the investor and the financing requirements of the company.

Private equity funds, typically sponsored by an investment firm, or general partner, and organized as limited partnerships, are the most common vehicles for making private equity investments. In such funds, investors usually commit to contribute up to a certain amount of capital as and when requested by the fund’s manager or general partner. The general partner then makes private equity investments on behalf of the fund, typically according to a pre-defined investment strategy and time horizon. The fund’s investments are usually realized, or “exited” after a three to seven year holding period through a private sale, an initial public offering (“IPO”) or a recapitalization (the restructuring of an investment's debt or equity within the investment's capital structure), and the proceeds are distributed to the fund’s investors. The funds themselves typically have a term of ten to thirteen years.

The private equity market is diverse and can be divided into several different segments, each of which may exhibit distinct characteristics based on combinations of various factors. These characteristics include the structure of the investment and its financing stage, the geographic region in which the investment is made and the target enterprise value.

Private Equity Financing Stages

In private equity investment strategies, the term “financing stage” is used to describe investments (or funds that invest) in companies at a certain stage of development. The different financing stages have distinct risk and return characteristics, and play different roles within a diversified private equity portfolio. These categories may be further subdivided based on the investment strategies that are employed. Under normal market conditions, the Fund is expected to be invested across the following private equity financing stages:

•       Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid-, large-, or mega-capitalization companies, and such investments collectively represent a majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions – particularly in the large and mega-cap segment. Overall, debt financing typically makes up 50-70% of the price paid for a company. After the initial investment period (which will be determined by Barings and may last a significant period of time), Barings anticipates that a majority of the Fund’s assets will fall within the Buyout category.

•       Growth Equity: Typically involves minority investments in established companies with strong growth characteristics. Companies that receive growth capital investments typically are enterprises earlier in their development with some level of revenue and visibility to break-even or positive cash flow. These businesses are not mature enough for traditional debt capital and will seek private equity capital for organic and acquisition growth strategies and shareholder liquidity.

Private Equity Investment Structures

The Fund’s portfolio will be constructed with investments across the following private equity investment categories:

•       Primary Investments: Primary investments (primaries) are limited partnership interests in newly established private equity funds that are typically acquired by way of subscription during their initial fundraising period. Most private equity fund sponsors raise new funds every two to four years, and many top-performing funds are closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are highly important for primary investors.

Investors in primaries subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period and to pay associated management fees and organizational expenses throughout the fund’s term. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager’s capabilities is essential.

Primary investments typically exhibit a value development pattern, commonly known as the “J-curve,” in which the fund’s NAV typically declines moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the fund matures and portfolio companies are sold, the pattern is expected to reverse with increasing NAV and distributions to fund investors. Primary investments have a full term of ten to thirteen years with an average portfolio company investment hold period of three to seven years. Capital is deployed for new investments over the first three to five years, and the portfolio companies are then held for three to seven years before being sold with cash proceeds distributed back to fund investors. The private equity fund sponsor will receive performance-based compensation, also called a carried interest allocation, typically entitling it to approximately 20% of net profits on the fund’s investments after meeting a minimum return. After all of the fund’s assets have been disposed, the fund is dissolved.

•       Secondary Investments: Secondary investments (secondaries) are the assumption or purchase of existing limited partner interests, typically in seasoned private equity funds or co-investments that are acquired in privately negotiated transactions or the investment in limited partner interests in funds that have been organized by a third-party sponsor for the purpose of buying specific holdings of funds sponsored by such third-party sponsor. The original subscriber of the primary investment is often the seller of the asset. The stage of maturity for the asset can vary from early in the investment period of the fund to near full term of the fund.

Pricing for a secondary investment is negotiated based on the reported NAV and expected timing of cash flows of the underlying fund(s) or co-investment(s). A majority of available secondaries have existing investments in portfolio companies. As a result, the secondary buyer has greater visibility to the assets of the fund, investment returns are less impacted by the J-curve pattern expected from a primary investment and distribution patterns may be accelerated as the buyer’s participation is at a later stage in the primary’s life. The secondary buyer does not participate in prior distributions from the acquired limited partnership interest or the previous growth in value of the assets. The secondary investment liquidates and dissolves in the same manner as a primary investment.

•       Co-Investments: Co-investments are direct investments in specific companies or assets or indirect investments in specific companies or assets through a vehicle managed and controlled by a general partner or sponsor. Co-investments are typically offered to private equity fund investors when the private equity fund sponsor believes that there is an attractive investment for the fund but the total size of the potential holding exceeds the targeted size or allocation for the fund. Co-investors will generally participate in these investments at the same entry valuation as the private equity fund sponsor but with respect to any follow-on investment, such investment may be made at a different valuation. Co-investments, unlike investments in primary funds, often do not bear an additional layer of fees or bear significantly reduced fees. Co-investments typically have a three to seven year holding period.

Geographic Regions

It is anticipated that, under normal market conditions, the Fund will primarily invest in North America-domiciled investments, predominantly within the U.S. The Fund also may make European-domiciled investments.

Capitalization

The Fund will primarily invest in funds and Co-Investments in the middle and lower middle market. As of the date of this Prospectus, Barings considers investments in the middle and lower middle market to be in companies and funds that invest in companies with less than $2 billion of enterprise value. Barings believes that investment opportunities in the middle and lower middle market are more likely to generate relative outperformance given the greater number of investment opportunities available to buyers, the higher probability of acquiring portfolio companies at lower valuations (and using less leverage), the prospect of buying businesses through less competitive sourcing channels and the likelihood of being the first institutional owner of these small and medium-sized businesses.

Subsidiaries

The Fund may invest up to 25% of its total assets directly or indirectly in one or more wholly-owned subsidiaries that elect to be treated as a corporation for U.S. federal income tax purposes (each, a “Corporate Subsidiary”). The Fund’s investment in a Corporate Subsidiary permits the Fund to pursue its investment objective and strategies in a manner that is intended to allow the Fund to qualify as a regulated investment company (a “RIC”). The Fund may invest all or any portion of the rest of the Fund’s assets in one or more wholly-owned subsidiaries organized as Delaware limited liability companies that are intended to be treated as disregarded entities for U.S. federal income tax purposes (the “Other Disregarded Entities” and together with any Corporate Subsidiary, each a “Subsidiary” and collectively the “Subsidiaries”).

Each Subsidiary will have the same investment objective and strategies as the Fund and, like the Fund, will be managed by MML Advisers, subadvised by Barings and sub-subadvised by BIIL. Except as otherwise provided, references to the Fund’s investments also will refer to the Subsidiaries’ investments for the convenience of the reader.

Liquidity

Barings manages the Fund’s portfolio with a view towards maintaining sufficient liquidity in light of anticipated cash flows, such as those relating to new subscriptions, the tender of Shares by investors and any distributions made to investors. Accordingly, Barings may make investments and commitments based, in part, on anticipated future distributions from investments. See “Investment Process Overview” below.

By tracking certain features, such as commitments, capital calls, distributions, and valuations, MML Advisers and/or Barings will use a range of techniques to balance total returns with reoccurring distributions and liquidity targets, including (i) diversifying commitments across private equity assets at different parts of fund lifecycles through the use of primary investments, secondary investments and Co-Investments, (ii) actively managing cash and liquid assets, and (iii) modeling and actively monitoring cash flows to mitigate cash drag and maintain appropriate levels of commitment. In addition, the Fund may seek to establish credit lines to provide liquidity to satisfy tender requests.

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of shares by Shareholders, MML Advisers and/or Barings may from time to time determine to sell certain of the Fund’s assets. The Fund may invest up to 20% of its assets in investments intended to provide an investment return while offering better liquidity than private equity investments. These investments include publicly listed companies that pursue the business of private equity investing; publicly listed companies that invest in private equity transactions or funds; alternative asset managers, holding companies, investment trusts, exchange-traded funds, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in, lend capital to or provide services to privately held companies; and certain derivatives, such as options and futures. These investments may minimize cash drag and provide liquidity to support the Fund's private equity investments and periodic repurchases of its shares. The liquid assets may include both fixed income and equity securities as well as public and private vehicles that derive their investment returns from fixed income and equity securities (together with Private Equity Investments, “Fund Investments”).

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful. See “Investment Policies.”

Risk factors	The following are certain risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund. Each of these risks is set out in more detail below and under “General Risks.”

An investment in the Fund involves a considerable amount of risk. An Investor may lose money. Before making an investment decision, a prospective Shareholder should (i) consider the suitability of this investment with respect to the Shareholder’s investment objectives and personal situation and (ii) consider factors such as the Investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Shareholders have no right to require the Fund to redeem their Shares of the Fund.

The Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and are capable of assuming the risks of an investment in the Fund.

No Operating History. The Fund is newly organized and has no operating history. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of Shares could decline.

Unlisted Closed-End Structure; Liquidity Limited to Repurchases of Shares. The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund intends to offer a limited degree of liquidity by conducting quarterly repurchase offers, a Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire or that the Fund will repurchase Shares quarterly. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through quarterly repurchase offers made by the Fund. The Fund expects any quarterly repurchase offer to apply to no more than 5% of the net assets of the Fund.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. The Fund currently intends, under normal market conditions, to provide payment with respect to 95% of the tender offer proceeds within 65 days of the expiration of the tender offer, and may hold back 5% of the tender offer proceeds until after the Fund’s year-end audit. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase.

Repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “Repurchase of Shares by the Fund.”

Dependence on MML Advisers. MML Advisers contracts with Barings to help manage the Fund. Subject to the oversight of the Board, MML Advisers has the ultimate responsibility to oversee any subadviser of the Fund and to recommend the hiring, termination, and replacement of any subadviser of the Fund. This responsibility includes, but is not limited to, analysis and review of subadviser performance, as well as assistance in the identification and vetting of new or replacement subadvisers.

Dependence on Barings. Barings is responsible for selecting Fund Investments as opportunities arise. The Fund and, accordingly, Shareholders, must rely upon the ability of Barings to identify and implement Fund Investments consistent with the Fund’s investment objective. Barings has the authority and responsibility for asset allocation, the selection of Fund Investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of Barings to develop and implement investment strategies that achieve the investment objective of the Fund. There can be no assurance that Barings will be able to select or implement successful strategies or achieve the Fund’s investment objectives.

Reliance on Key Personnel. The Fund will depend on the investment expertise, skill and network of business contacts of Barings. Barings will evaluate, negotiate, structure, execute and monitor Private Equity Investments. The Fund’s future success will depend to a significant extent on the continued service and coordination of Barings and its investment management team.

The Fund’s ability to achieve its investment objective depends on Barings’ ability to identify, analyze, invest in, finance and monitor Portfolio Funds and Co-Investments that meet the Fund’s investment criteria.

It is anticipated that Barings will depend on its relationships with private equity sponsors, investment banks and commercial banks, and the Fund will rely to a significant extent upon these relationships to provide the Fund with potential investment opportunities. If Barings fails to maintain its existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio.

Additionally, the Fund will be exposed to these risks with respect to the managers of Portfolio Funds in which the Fund invests. The Portfolio Fund managers’ investment strategies or choice of specific securities may be unsuccessful and may cause the Portfolio Fund, and in turn the Fund, to incur losses.

Concentration of Investments. Except to the extent required by applicable law and the Fund’s fundamental policies, there are no limitations imposed on Barings as to the amount of Fund assets that may be invested in (i) any one geography, (ii) any one Fund Investment, (iii) in a Private Equity Investment managed by a particular general partner or its affiliates, (iv) indirectly in any single industry or (v) in any issuer. In addition, a Portfolio Fund’s investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group, and Co-Investments are typically single company positions. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated, both as to managers, geographies, industries and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund’s investment portfolio is, however, subject to the asset diversification requirements applicable to RICs, and may thus be limited by the Fund’s intention to qualify and be eligible to be treated as such. See “Certain Tax Considerations.” The Fund will consider the then-existing concentration of Portfolio Funds, to the extent they are known to the Fund, when making additional investments.

Limited Operating History of Private Equity Investments. Private Equity Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of Barings to evaluate past performance or to validate the investment strategies of such Private Equity Investment will be limited. Moreover, even to the extent a Private Equity Investment has a longer operating history, the past investment performance of any of the Private Equity Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that Barings relies upon information provided to it by the issuer of the securities or the Portfolio Fund managers (as applicable) that is not, and cannot be, independently verified.

Nature of Portfolio Companies. The Private Equity Investments will include direct and indirect investments in portfolio companies. This may include portfolio companies in the early phases of development, which can be highly risky due to the lack of a significant operating history. The Private Equity Investments may also include portfolio companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such portfolio companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such portfolio companies.

Investments in the Portfolio Funds Generally; Dependence on the Portfolio Fund Managers. Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s NAV may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. Certain risks related to the investment strategies and techniques utilized by the Portfolio Fund managers are described under “Investment-Related Risks” above. The success of the Fund depends upon the ability of the Portfolio Fund managers to develop and implement strategies that achieve their investment objectives. There can be no assurance that the Portfolio Fund managers will be able to select or implement successful strategies or achieve their respective investment objectives.

Delays in Implementation of Investment Strategy; Liquidity to Satisfy Share Repurchases; and Temporary Investments. The allocation among Fund Investments may vary from time to time. At any given time, the Fund may hold a substantial portion of the proceeds of the offering of Shares in short-term investments (including money market funds, short-term treasuries and other liquid investment vehicles) while the Fund seeks desirable Portfolio Funds and Co-Investments. Delays in investing the Fund’s assets for a period as long as six months may occur (i) because of the time typically required to complete private equity transactions (which may be considerable), (ii) because certain Portfolio Funds selected by Barings may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for Portfolio Fund managers to invest the amounts committed by the Fund. Delays in investing the net proceeds from the sale of Shares may impair the Fund’s performance.

In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term investments (including money market funds, short-term treasuries and other liquid investment vehicles) to meet operational needs, to satisfy Share repurchase obligations, for temporary defensive purposes, or to maintain liquidity.

Short-term investments may produce returns that are significantly lower than the returns that the Fund expects to achieve when the Fund’s portfolio is fully invested in accordance with Barings’ long-term target allocations. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Portfolio Funds Not Registered. The Fund is registered as an investment company under the 1940 Act. The 1940 Act is designed to afford various protections to investors in pooled investment vehicles. However, the Portfolio Funds in which the Fund is expected to invest are not subject to the provisions of the 1940 Act. Some Portfolio Fund managers may not be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As an indirect investor in the Portfolio Funds managed by managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

In addition, many Portfolio Funds do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. The Portfolio Funds in which the Fund will invest may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies, or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Portfolio Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund manager to its own use. There can be no assurance that the Portfolio Fund managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund managers will be protected.

Portfolio Funds Are Generally Non-Diversified. While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits. Portfolio Funds may at certain times hold large positions in a relatively limited number of investments. Portfolio Funds may target or concentrate their investments in particular markets, sectors or industries. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. As a result, the NAVs of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the NAV of the Fund.

Portfolio Funds’ Securities Are Generally Illiquid. The securities of the Portfolio Funds in which the Fund invests or plans to invest will often be illiquid. Subscriptions to purchase the securities of Portfolio Funds are typically subject to restrictions or delays. There is no regular market for interests in many Portfolio Funds or portfolio companies, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the manager of the applicable Portfolio Fund or the board of the portfolio company, and could occur at a discount to the stated NAV. If Barings determines to cause the Fund to sell its interest in a Portfolio Fund, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a quick sale.

Valuations of Private Equity Investments; Valuations Subject to Adjustment. A large percentage of the securities in which the Fund invests will not have a readily determinable market price and will be fair valued.

In addition, a large percentage of the securities in which the Portfolio Funds invest and the Co-Investments will not have a readily determinable market price and will be valued periodically by the Portfolio Fund managers or the Co-Investment or Co-Investment sponsor. In this regard, a Portfolio Fund manager or a Co-Investment sponsor may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund manager’s or the Co-Investment sponsor’s compensation or the manager’s or sponsor’s ability to raise additional funds in the future.

Prior to investing in any Private Equity Investment, Barings will generally conduct a due diligence review of the valuation methodology used by the Portfolio Fund manager. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund manager or Co-Investment or Co-Investment sponsor, the accuracy of the valuations provided by the Portfolio Fund managers, the Co-Investment or the Co-Investment sponsor, that the Portfolio Fund managers, Co-Investments or Co-Investment sponsors will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Fund managers’, the Co-Investments or the Co-Investment sponsors’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could subsequently prove to have been inaccurate, potentially by significant amounts.

Under the 1940 Act, the Board is responsible for determining the fair valuation of any investments directly held by the Fund for which market quotations are not readily available or reliable; to the extent permitted under applicable rules and guidance, the Board may assign the determination to a “valuation designee,” subject to certain conditions and oversight requirements.

The valuation methodology set forth in the Fund Valuation Procedures incorporates general private equity pricing principles. Based on the methodology, Barings may recommend that the Board adjust a Portfolio Fund manager’s periodic valuation of a Portfolio Fund, or a Co-Investment’s valuation, as appropriate. The Fund runs the risk that its valuation techniques will fail to produce the desired results. Any imperfections, errors, or limitations in any methodology that is used could affect the ability of the Fund to accurately value Portfolio Fund or Co-Investment assets. While any methodology that may be used would be designed to assist in confirming or adjusting valuation recommendations, the Fund generally will not have sufficient information in order to be able to confirm with certainty the accuracy of valuations provided by a Portfolio Fund manager, a Co-Investment or a Co-Investment sponsor until the Fund receives the Portfolio Funds’ or the Co-Investment’s audited annual financial statements. Moreover, Portfolio Fund managers, Co-Investments and Co-Investment sponsors typically provide estimated valuations on a quarterly basis whereas Barings will consider valuations on an ongoing basis and will recommend valuations on a monthly basis. In addition, the Advisers face conflicts of interest in assisting with the valuation of the Fund’s investments, as the value of the Fund’s investments will affect the Advisers’ compensation. The Fund Valuation Procedures are designed to help eliminate or at least minimize the risk of such a conflicts of interest.

A Portfolio Fund’s or a Co-Investment’s information could be inaccurate due to fraudulent activity, misevaluation, or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time, if ever. Even if Barings elects to cause the Fund to sell its interests in such a Portfolio Fund or Co-Investment, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund’s valuations of such interests or the Co-Investment’s valuation could remain subject to such fraud or error, and the Board may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Investors should be aware that situations involving uncertainties as to the valuations by Portfolio Funds or Co-Investments could have a material adverse effect on the Fund if judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

The valuations reported by the Portfolio Funds and Co-Investments based upon which the Fund determines its month-end NAV may be subject to later adjustment or revision. For example, NAV calculations may be revised as a result of fiscal year-end audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Investors who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances as described in “Calculation of Net Asset Value; Valuation.” As a result, to the extent that such subsequently adjusted valuations from the Portfolio Funds, Co-Investments, direct private equity investments or the Fund adversely affect the Fund’s NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Liquidity and Valuation Risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time Barings would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some funds in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that Barings seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case Barings’ judgment may play a greater role in the valuation process.

Multiple Levels of Fees and Expenses. Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund, the investor bears asset-based fees charged by the Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, operating costs, sales charges, brokerage transaction expenses, management fees, distribution fees, administrative and custody fees, and tender offer expenses) and, indirectly, similar expenses of the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Portfolio Fund directly or in a closed-end fund that did not invest through Portfolio Funds.

Each Portfolio Fund generally will be subject to a performance-based fee or allocation irrespective of the performance of other Portfolio Funds and the Fund generally. Accordingly, a Portfolio Fund manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its Shareholders, even if the overall performance of the Fund is negative. The performance-based compensation received by a Portfolio Fund manager also may create an incentive for that Portfolio Fund manager to make investments that are riskier or more speculative than those that it might have made in the absence of such performance-based compensation.

Shareholders that invest in the Fund through financial advisers or intermediaries may also be subject to account fees or charges levied by such parties. Prospective investors should consult with their respective financial advisers or intermediaries for information regarding any fees or charges that may be associated with the services provided by such parties.

Failure to Qualify As a RIC or Satisfy Distribution Requirement. The Fund intends to elect to be treated, and intends each year to qualify and be eligible to be treated as a RIC under the Code. In order to qualify as and maintain its status as a RIC under the Code each year, the Fund must, among other things, meet an annual distribution requirement, an annual source-of-income requirement and a quarterly asset diversification requirement described in “Certain Tax Considerations” below.

If the Fund were to fail to qualify for treatment as a RIC under the Code. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Fund’s Shares.

For additional information see “Certain Tax Considerations.”

Difficulty Meeting RIC Distribution Requirement. For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Certain Tax Considerations.”

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund Investments.

The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Private Equity Investments, the Fund and a Shareholder’s investment in the Fund.

Market Uncertainties. Even if the portfolio companies’ product and service development efforts are successful, their ultimate success will depend upon market acceptance of the concepts, the products and the services. There can be no assurance that performance errors and deficiencies will not be found, or if found, that they will be able to successfully correct such performance errors and deficiencies in a timely manner or at all.

Even if the concepts gain initial market acceptance, competitors are likely to introduce concepts with comparable price and performance characteristics. This competition may result in reduced future market acceptance for their products and decreasing sales and lower gross margins which could have a material adverse effect on the business, financial condition and results of operations of the Fund and the portfolio companies.

Competition for Investment Opportunities. The Fund will compete for investments with other investment funds (including registered investment companies, private equity funds, funds of funds, secondary funds, mezzanine funds and collateralized loan obligation funds), as well as traditional financial services companies such as commercial banks, finance companies, business development companies, small business investment companies and other sources of funding.

Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may strengthen. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund.

These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. As a result, the Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. Even if Barings or a Portfolio Fund manager identifies an attractive investment opportunity, the Fund or the Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss.

Access to Investments. The Fund is registered as an investment company under the 1940 Act and is subject to certain restrictions under the 1940 Act, and certain tax requirements, among other restrictions, that limit the Fund’s ability to make investments, as compared to a fund that is not so registered. Such restrictions may prevent the Fund from participating in (or increasing its share of) certain favorable investment opportunities, or may lead to a lack of exposure to a certain type of investment for certain periods of time. The Fund’s intention to qualify and be eligible for treatment as a regulated investment company under the Code can limit its ability to acquire or continue to hold positions in investments that would otherwise be consistent with its investment strategy. The Fund incurs additional expenses (compared to a fund that is not registered under the 1940 Act) in determining whether an investment is permissible under the 1940 Act and in structuring investments to comply with the 1940 Act, which reduces returns to Shareholders of the Fund.

Publicly Traded Private Equity Risk. Publicly traded private equity companies are typically regulated vehicles listed on a public stock exchange that invest in private equity transactions or funds. Such vehicles may take the form of corporations, business development companies, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments. Publicly traded private equity may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment.

Relatively little market research is performed on publicly traded private equity companies, only limited public data may be available regarding these companies and their underlying investments, and market pricing may significantly deviate from published net asset value. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private equity investments.

Exchange-Traded Product Risk. The Fund may invest in long (or short) positions in ETFs. Through its positions in ETFs, the Fund will be subject to the risks associated with such vehicles’ investments and will bear its proportionate share of the ETF’s fees and expenses. In addition, certain of the ETFs may hold common portfolio positions, thereby reducing any diversification benefits.

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, investors bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Non-Diversified Status. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code. See “Certain Tax Considerations.”

Regulatory Risks of Portfolio Funds. The regulatory environment for Portfolio Funds (and for registered investment companies investing in Portfolio Funds) is complex and evolving. Changes in the regulation or taxation of private funds are impossible to predict and may adversely affect the value of the Private Equity Investments, and the ability of the Fund to execute its investment strategy. There is no guarantee that the SEC will not require the Fund’s Shareholders to meet additional eligibility criteria in the future.

Repurchase Offers Risk. To provide liquidity to Shareholders, the Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. With respect to any repurchase offer, Shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 75 days prior to the date that the Shares to be repurchased are valued by the Fund (the “Valuation Date”). Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund’s NAV as of the Valuation Date is able to be determined.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of Shares. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining Shareholders. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. For example, an Early Repurchase Fee may not be charged where Shares are tendered for repurchase due to Shareholder death or disability.

The Fund may be limited in its ability to liquidate its holdings in Portfolio Funds to meet repurchase requests. Repurchase offers principally will be funded by cash and cash equivalents, as well as by the sale of certain liquid securities. Accordingly, the Fund may tender fewer Shares than Shareholders may wish to sell, resulting in the proration of Shareholder repurchases, or the Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Portfolio Funds and is not able to do so in a timely manner. See “Repurchases of Shares and Transfers.”

Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable for the purpose of raising cash to fund the repurchases and could cause Barings to sell investments at different times than similar investments are sold by other investment vehicles advised by Barings. This could have a material adverse effect on the value of the Shares and the performance of the Fund. In addition, substantial repurchases of Shares may decrease the Fund’s total assets and accordingly may increase its expenses as a percentage of average net assets. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law. If a repurchase offer is oversubscribed, or if the Fund does not conduct a repurchase offer in any particular quarter, investors will have to wait until the next repurchase offer to make another repurchase request. As a result, investors may be unable to liquidate all or a given percentage of their investment in the Fund during a particular quarter.

General Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) vests U.S. federal bank, securities and commodities regulators with significant and extensive rulemaking, supervisory and enforcement authority. The implementation of the Dodd-Frank Act requires the adoption of various regulations and the preparation of reports by various agencies over a period of time. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs.

Foreign Investments Risk. Investment in foreign issuers, securities of companies with significant foreign exposure or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund and/or a Portfolio Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Any taxes or other charges paid or incurred by the Fund or a Portfolio Fund in respect of its foreign securities will reduce the Fund’s yield. See “Certain Tax Considerations” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.

In addition, the tax laws of some foreign jurisdictions in which a Portfolio Fund or its portfolio companies may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under GAAP, a Portfolio Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce a Portfolio Fund’s NAV at the time accrued, even though, in some cases, the Portfolio Fund ultimately will not pay the related tax liabilities. Conversely, a Portfolio Fund’s NAV will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Portfolio Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s or a Portfolio Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Fund or a Portfolio Fund or portfolio company will satisfy applicable foreign reporting requirements at all times.

Dilution from Subsequent Offerings of Shares. The Fund expects to engage in a continuous offering of its Shares. Additional purchases will dilute the indirect interests of existing Shareholders in the Private Equity Investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent Private Equity Investments underperform the prior investments. Further, in certain cases Portfolio Fund managers may structure performance-based compensation, with such compensation being paid only if gains exceed prior losses. The value attributable to the fact that no performance-based compensation is being paid to a Portfolio Fund manager until its gains exceed prior losses is not taken into account when determining the NAV of the Fund. New purchases of Shares will dilute the benefit of such compensation structures to existing Shareholders.

Reporting Requirements. Shareholders who beneficially own Shares that constitute more than 5% or 10% of the Fund’s Shares are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. The Fund has no obligation to file such reports on behalf of such Shareholders or to notify Shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisers.

Uncertain Source and Quantity of Funding. Proceeds from the sale of Shares will be used for the Fund’s investment opportunities, operating expenses and for payment of various fees and expenses such as the Management Fee and other fees. Any working capital reserves the Fund maintains may not be sufficient for investment purposes, and it may require debt or equity financing to operate. Accordingly, in the event that the Fund develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to the Fund. Consequently, if the Fund cannot obtain debt or equity financing on acceptable terms, the ability to acquire investments and expand operations will be adversely affected. As a result, the Fund would be less able to achieve portfolio diversification and the investment objective, which may negatively impact the Fund’s results of operations and reduce the Fund’s ability to make distributions to Shareholders.

Fluctuations in Performance. The Fund could experience fluctuations in its performance due to a number of factors, including, but not limited to, the Fund’s ability or inability to make investments in Portfolio Funds or companies that meet the Fund’s investment criteria, the interest rate payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Payment In-Kind for Repurchased Shares. The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased. In the event that the Fund makes such a distribution of securities, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Cybersecurity Risk. The Fund and its service providers are susceptible to cyber-attacks and to technological malfunctions that have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and disrupting operations. Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisers, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its Shareholders.

Risks Relating to Borrowing. The Fund may borrow for investment and other purposes, including to fulfill payment obligations to Shareholders tendering their Shares. If the value of the Fund’s assets declines, the Fund may be unable to satisfy the asset coverage test, which would prohibit the Fund from paying distributions and could prevent the Fund from qualifying as a RIC. If the Fund cannot satisfy the asset coverage test, the Fund may be required to sell a portion of its investments and, depending on the nature of the Fund’s debt financing, repay a portion of the Fund’s indebtedness at a time when such sales may be disadvantageous. In addition, any amounts that the Fund uses to service its indebtedness would not be available for distribution by the Fund to Shareholders.

Control Positions. The Portfolio Funds may take control positions in portfolio companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability characteristic of a corporation may be ignored, which would increase the Fund’s possibility of incurring losses.

Leverage. The Portfolio Fund managers and (subject to applicable law) the Fund may employ leverage through borrowings, and are likely to directly or indirectly acquire interests in companies with highly leveraged capital structures. If income and appreciation on investments made with borrowed funds are less than the cost of the leverage, the value of the relevant portfolio or investment will decrease. Accordingly, any event that adversely affects the value of a Private Equity Investment will be magnified to the extent leverage is employed. The cumulative effect of the use of leverage by the Fund or the Portfolio Funds in a market that moves adversely to the relevant investments could result in substantial losses, exceeding those that would have been incurred if leverage had not been employed.

Currency Risk. Although the Fund intends to invest significantly in the United States, the Fund’s portfolio is anticipated to include investments in a select number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s NAV. Barings generally does not expect to hedge the value of investments made by the Fund against currency fluctuations, and even if Barings deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Risks Relating to Accounting, Auditing and Financial Reporting, Etc. The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which Fund Investments (both direct and indirect) may be made may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States. Although the Fund will be using U.S. generally accepted accounting principles (“GAAP”), the assets, liabilities, profits and losses appearing in published financial statements of the Fund Investments may not reflect their financial position or operating results as they would be reflected under GAAP. Accordingly, the NAV of the Fund published from time to time may not accurately reflect a realistic value for any or all of the investments.

Certain investments of a Portfolio Fund may be in portfolio companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Portfolio Funds may be incomplete, inaccurate and/or significantly delayed. The Portfolio Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on the NAV of the Fund.

Amount or Frequency of Distributions Not Guaranteed. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board. Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

Portfolio Fund Operations Not Transparent. Barings does not control the investments or operations of the Portfolio Funds. A Portfolio Fund manager may employ investment strategies that differ from its past practices and are not fully disclosed to Barings and that involve risks that are not anticipated by Barings. Some Portfolio Fund managers may have a limited operating history and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Fund. Furthermore, there is no guarantee that the information given to the Administrator and reports given to Barings with respect to the Private Equity Investments will not be fraudulent, inaccurate or incomplete.

Inability to Vote. To the extent that the Fund owns less than 5% of the voting securities of each Portfolio Fund, it may be able to avoid any such Portfolio Fund being deemed an “affiliated person” of the Fund for purposes of the 1940 Act (which designation could, among other things, potentially impose limits on transactions with the Portfolio Funds by the Fund). To limit its voting interest in certain Portfolio Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Portfolio Fund. These voting waiver arrangements may increase the ability of the Fund to invest in certain Portfolio Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of such Portfolio Fund’s investors, including matters which may be adverse to the Fund’s interests. If the Fund is considered to be affiliated with a Portfolio Fund, transactions between the Fund and such Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Limitations on Ability to Invest in Portfolio Funds. Certain Portfolio Fund managers’ investment approaches can accommodate only a certain amount of capital. Accordingly, each Portfolio Fund manager has the right to refuse to manage some or all of the Fund’s assets that Barings may wish to allocate to such Portfolio Fund manager. Further, continued sales of Shares would dilute the indirect participation of existing Shareholders with such Portfolio Fund manager.

In addition, it is expected that the Fund will be able to make investments in particular Portfolio Funds only at certain times, and commitments to Portfolio Funds may not be accepted (in part or in their entirety). As a result, the Fund may hold cash or invest any portion of its assets that is not invested in Portfolio Funds in cash equivalents, short-term securities or money market securities pending investment in Portfolio Funds. To the extent that the Fund’s assets are not invested in Portfolio Funds, the Fund may be unable to meet its investment objective.

Indemnification of Portfolio Funds and Portfolio Fund Managers. The Fund may agree to indemnify certain of the Portfolio Funds and the Portfolio Fund managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Portfolio Funds or direct investments. If the Fund were required to make payments (or return distributions received from such Portfolio Funds or direct investments) in respect of any such indemnity, the Fund could be materially adversely affected.

Contingent Liabilities on Disposition of Investments. In connection with the disposition of a Fund Investment, it may be required to make representations about the investment. The Fund may be required to indemnify the purchasers of such investment to the extent that any such representations are inaccurate. These arrangements may result in the incurrence of contingent liabilities for which the Fund may establish reserves and escrows. In that regard, distributions may be delayed or withheld until such reserve is no longer needed or the escrow period expires.

Capital Call Risk. The Fund may maintain a sizeable cash position in anticipation of funding capital calls or near-term investment opportunities. Even though the Fund may maintain a sizeable position in cash and short-term securities, it may not contribute the full amount of its commitment to a Portfolio Fund at the time of investment. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by a Portfolio Fund. If the Fund defaults on its commitment to a Portfolio Fund or fails to satisfy capital calls to a Portfolio Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Portfolio Fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment strategy, (ii) force the Fund to borrow, (iii) cause the Fund, and, indirectly, the Shareholders to be subject to certain penalties from the Private Equity Investments (including the complete forfeiture of the Fund’s investment in a Portfolio Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Lack of Control. The Fund may indirectly make binding commitments to Co-Investment vehicles without an ability to participate in their management and control and with no or limited ability to transfer its interests in such Co-Investment vehicles. The Fund also generally will not have control over any of the underlying portfolio companies and will not be able to direct the policies or management decisions of such portfolio companies.

Availability of Financing and Market Conditions. Market fluctuations in business loans may affect the availability and cost of loans needed for the Fund Investments. Credit availability has been restricted in the past and may become so in the future. Restrictions upon the availability of financing or high interest rates on such loans will adversely affect the value of existing Fund Investments and may limit the Fund’s availability to source and invest in new Fund Investments. Interest paid by any Fund Investment on its debt obligations will reduce cash available for distributions. Interest rates are currently low compared to prior periods. If any Fund Investment incurs variable rate debt, increases in interest rates would increase its interest costs, which could reduce the Fund’s return on its investments.

Termination of the Fund’s Interest in a Portfolio Fund. A Portfolio Fund may, among other things, terminate the Fund’s interest in that Portfolio Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Portfolio Fund or if the continued participation of the Fund in the Portfolio Fund would have a material adverse effect on the Portfolio Fund or its assets.

Convertible Securities Risk. A convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. Convertible securities are often rated below investment grade or not rated.

Preferred Securities Risk. Preferred securities have both debt and equity characteristics and may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the holder loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Derivatives Risk. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying investment they are designed to track. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Fund.

There have been periods during which certain banks or dealers have refused to quote prices for OTC derivatives contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. There is no limitation on the daily price movements of OTC derivatives. Principals in the OTC derivatives markets have no obligation to continue to make markets in the OTC derivatives traded. The Fund may be required to provide more margin for its derivatives investments during periods of market disruptions or stress.

Derivatives also present other risks described herein, including securities markets risk, liquidity and valuation risk and currency risk. OTC derivatives are generally highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. Barings may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives in which the Fund may invest may have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), depending on their specific terms. As a result, adverse changes in the value or level of the underlying investment may result in a loss substantially greater than the amount invested in the derivative itself.

The Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them.

In October 2020, the SEC adopted new Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. If the Fund were to use derivatives and certain related instruments, the Fund would be subject to Rule 18f-4. Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund

Limited Operating History of Portfolio Companies. Portfolio companies may have limited operating histories by which to assess their ability to achieve, sustain and increase revenues or profitability. A portfolio company’s financial results will be affected by many factors, including (i) the ability to successfully identify a market or markets in which there is a need for its products; (ii) the ability to successfully negotiate strategic alliances, licensing and other relationships for product development, marketing, distribution and sales; (iii) the progress of research and development programs with respect to the development of additional products and enhancements to existing products; (iv) the ability to protect proprietary rights; and (v) competing technological and market developments, particularly companies that have substantially greater resources.

There can be no assurance that the portfolio companies will ever achieve significant commercial revenues or profitability.

Risks Associated with Management of Growth. To achieve their projected revenues and other targeted operating results, the portfolio companies may be required to rapidly implement and improve operational, financial and management control systems on a timely basis, together with maintaining effective cost controls, and any failure to do so would have a material adverse effect on their business, financial condition and results of operations. The success of their growth plans will depend in part upon their ability to continue to attract, retain and motivate key personnel. Failure to make the required expansions and upgrades could have a material adverse effect on their business, financial condition, results of operations and relationships with their corporate partners. The results of operations for the companies will also be adversely affected if revenues do not increase sufficiently to compensate for the increase in operating expenses resulting from any expansion and there can be no assurance that any expansion will be profitable or will not adversely affect their results of operations.

Reliance on Portfolio Company Management. The day-to-day operations of each portfolio company will be the responsibility of its own management team. Although Barings will monitor the performance of Portfolio Funds, and Portfolio Fund managers are expected to screen portfolio company management for capable management skills, there can be no assurance that such management will be able to operate any such portfolio company in accordance with the Fund’s expectations. In addition, the loss to a portfolio company of a member of its management team could be detrimental to the development of the portfolio company.

No Assurance of Additional Capital for Investments. Even if a portfolio company is successful generating revenues and expanding its service offerings, it may require additional financing to continue product and service development, testing and, ultimately, marketing and other operational activities. Moreover, its cash requirements may vary materially due to service development results, service testing results, changing relationships with strategic partners, changes in the focus and direction of its research and development programs, competitive and technological advances of competitors, and other factors. Additional financing may not be available when needed or on acceptable terms. If additional financing is not available, the portfolio company may need to delay, scale back or eliminate certain of its product development, marketing or other activities, or even be forced to cease operations and liquidate.

General Risks of Secondary Investments. The overall performance of the Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that Barings considers (for commercial, tax, legal or other reasons) less attractive. Where a Portfolio Fund acquires a portfolio company interest as a secondary investment, the Portfolio Fund will generally not have the ability to modify or amend such portfolio company’s constituent documents or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Contingent Liabilities Associated with Secondary Investments. Where a Portfolio Fund acquires a portfolio company interest as a secondary investment, the Portfolio Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant portfolio company and, subsequently, that portfolio company recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Portfolio Company. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Portfolio Company, there can be no assurance that the Fund would have such right or prevail in any such claim.

Risks Relating to Secondary Investments Involving Syndicates. The Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member and (iv) execution risk.

Securities Markets Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

LIBOR Risk. In July 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of the London Inter-Bank Offered Rate (“LIBOR”) by the end of 2021. At this time, it is not possible to predict the effects of any establishment of replacement or alternative reference rates or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere.

Eurozone Risk. The Fund may invest directly or indirectly from time to time in European companies and assets and companies and assets that may be affected by the Eurozone economy. Ongoing concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the European Union (“EU”) or the Eurozone create risks that could materially and adversely affect the Fund Investments. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Fund’s investments in European companies and assets, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro- denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies and assets in affected countries, could also have material adverse effects on the Fund.

Brexit Risk. The UK withdrew from the EU on January 31, 2020. A transition period, which lasted through December 31, 2020, was used for the UK and EU to negotiate their future relationship. The effects of this withdrawal will depend, in part, on agreements the UK negotiates to retain access to EU markets, including, but not limited to, trade and finance agreements. As a result of the UK’s exit from the EU, the Fund may be exposed to volatile trading markets and significant and unpredictable currency fluctuations, and potentially lower economic growth in the UK, Europe and globally. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately affected by Brexit. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively affect the Fund’s investments in securities of issuers located in the EU. The effects of these actions, especially if they occur in a disorderly fashion, are not clear but could be significant and far-reaching.

Limits of Risk Disclosure

The above discussions and the discussions in the SAI relating to various risks associated with the Fund, Fund Investments, and Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the Declaration of Trust and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund or any Portfolio Fund will be successful, that the various Fund Investments selected will produce positive returns or that the Fund will achieve its investment objective.

Management	The Fund’s Board of Trustees (the “Board,” and each member of the Board, a “Trustee”) has overall responsibility for the management and supervision of the business operations of the Fund. See “Management of the Fund—The Board of Trustees.” To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, MML Advisers or Barings.

MML Advisers	Pursuant to an investment management agreement (the “Investment Management Agreement”), MML Advisers, an investment adviser registered under the Advisers Act, serves as the Fund’s and the Subsidiaries’ investment adviser. MML Advisers was organized under the laws of the State of Delaware in 2013.

MassMutual Commitment	On or before the time the Fund commences its public offering, Massachusetts Mutual Life Insurance Company's (“MassMutual”) has committed to invest at least $100 million in the Fund. MassMutual will hold this investment at least until the earlier of three years following the Fund's commencement of its public offering and the time at which MassMutual's investment represents less than 10% of the Fund's net asset value.

The Subadviser

Barings LLC (“Barings”), an investment adviser registered under the Advisers Act, serves as the Fund’s and the Subsidiaries’ subadviser. Barings was organized under the laws of the State of Delaware on July 5, 1940.

The Sub-subadviser	BIIL, an investment adviser registered under the Advisers Act, serves as the Fund's and the Subsidiaries' sub-subadviser. BIIL is a wholly-owned subsidiary of Barings.

Fund services

The Fund has retained MML Advisers (the “Administrator”) to provide certain fund services, including fund administration, fund accounting and compliance services to the Fund. The Administrator also supplies certain officers to the Fund and additional compliance support personnel. Fees and expenses of the Administrator are paid by the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “Fund Expenses” below.

State Street Bank and Trust Company (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Advisers or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1 Iron Street, Boston, Massachusetts 02210.

Fees and expenses	On an ongoing basis, the Fund bears its own operating expenses. A more detailed discussion of the Fund’s expenses can be found under “Fund Expenses.”

Management Fee. As compensation under the Investment Management Agreement, the Fund pays MML Advisers a Management Fee, paid monthly in arrears, at the annual rate of 1.30% of the net assets of the Fund as of the end of each month, determined before giving effect to the payment of the management fee being calculated or to any purchases or repurchases of Shares or any distributions by the Fund. The Management Fee is paid to MML Advisers out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. See “Management Fee.”

Subadvisory Fee. As compensation under the Subadvisory Agreement, MML Advisers pays Barings, with respect to the assets managed by Barings, a Subadvisory Fee, paid monthly in arrears, at the annual rate of 0.55% on the first $500 million of the net assets, 0.45% on the net assets greater than $500 million to $1 billion, and 0.40% on the net assets greater than $1 billion as of the end of each month. See “Subadvisory Fee.”

Sub-Subadvisory Fee. As compensation under the Sub-Sub-Advisory Agreement, Barings pays BIIL a monthly Sub-Subadvisory Fee equal to 10% of the Subadvisory Fee received by Barings. See “Sub-Subadvisory Fee.”

Administrative and Shareholder Services Fee. The Administrator provides the Fund certain administration, accounting, and compliance services. In consideration for these services, the Administrator is paid a monthly fee at an annualized rate of 0.00% of the Fund's NAV (the “Administration Fee”). See “Services.”

Shareholder Servicing Fee. The Fund has adopted a Shareholder Servicing Plan with respect to Class 2 Shares, under which the Fund is permitted to pay as compensation to qualified recipients up to a rate of 0.25% on an annualized basis of the NAV as of the end of each month of the Fund attributable to Class 2 Shares (the “Shareholder Servicing Fee”). The Shareholder Servicing Fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. See “Shareholder Servicing Plan.”

Distribution and Service Fee. The Fund has applied for exemptive relief from the SEC that will allow the Fund, subject to certain conditions, to operate under a Distribution and Service Plan with respect to Class 3 Shares in compliance with Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation to the Distributor or other qualified recipient up to a rate of 0.75% on an annualized basis of the NAV as of the end of each month of the Fund attributable to Class 3 Shares (the “Distribution and Service Fee”). The Distribution and Service Fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. See “Distribution and Service Plan.”

Class 2 Shares and Class 3 Shares will not be offered for sale until the Fund has received the requested exemptive relief from the SEC. As of the date of this Prospectus, the Fund had not received the requested exemptive relief, and Class 2 Shares and Class 3 Shares have not been offered for sale. There is no assurance that the Fund will be granted the requested exemptive relief.

Distributions

Because the Fund intends to qualify annually as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate or at all. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders. See “Taxes” below.

The Fund may have to pay out as an income distribution each year an amount which is greater than the total amount of cash the Fund actually received from portfolio investments. Such distributions may be made from the cash assets of the Fund, by raising additional debt or equity capital, or by dispositions of Fund investments, if necessary.

Eligible Investors

Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). The criteria for qualifying as an “accredited investor” are set forth in the subscription documents that must be completed by each prospective investor.

Purchasing Shares	The minimum initial investment in the Fund is $1,000,000 for Class 1 Shares, $50,000 for Class 2 Shares and $25,000 for Class 3 Shares, and the minimum additional investment in the Fund is $10,000 for each class of Shares. [For Shares purchased through a financial intermediary, when determining whether an investor meets the applicable investment minimums, the value of any Shares being purchased may be combined with the value of any Shares of the same class that were purchased or will be purchased by [ ], 202[2] for Class [ ] Shares and within [ ] months from the initial purchase for Class [ ] Shares by any investor through such intermediary, provided such intermediary enters into the requisite letter of intent; provided, however, that the minimum amount purchased by any investor is at least $[ ].] The stated investment minimums may be reduced for certain investors. See “Purchasing Shares” below.

The Fund has applied for exemptive relief from the SEC that would permit the Fund to offer more than one class of Shares. Class 2 Shares and Class 3 Shares will not be offered for sale until the Fund has received the requested exemptive relief from the SEC. There is no assurance that the SEC will grant such relief to the Fund.

Shares will generally be offered as of the first business day of each month based on the Fund’s NAV per Share as of the close of business on the business day immediately preceding such date.

Repurchase of Shares by the Fund	Shareholders do not have the right to require the Fund to redeem their Shares. To provide a limited degree of liquidity to Shareholders, the Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board may consider the recommendation of MML Advisers as to the timing of such an offer, as well as a variety of operational, business and economic factors. MML Advisers anticipates that it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders on a quarterly basis, with such repurchases to occur as of the last day of March, June, September, and December (or, if any such date is not a business day, on the immediately preceding business day). MML Advisers also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Fund although any particular recommendation may exceed such percentage. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law. In addition, the Fund may cause the repurchase or redemption of a Shareholder’s Shares if, among other reasons, the Board determines that such repurchase would be in the best interest of the Fund.

The Fund does not impose any charges in connection with repurchases of Shares unless the Share is held for less than one year. A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of the Shares. The Early Repurchase Fee will be retained by the Fund and will be for the benefit of the Fund’s remaining Shareholders. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. Shares will be repurchased by the Fund after the management fee has been deducted from the Fund’s assets as of the end of the quarter in which the repurchase occurs (i.e., the accrued management fee for the quarter in which Shares are to be repurchased is deducted before effecting the repurchase). An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. For example, an Early Repurchase Fee may not be charged where Shares are tendered for repurchase due to Shareholder death or disability.

Unlisted Closed-End Structure; Limited Liquidity	The Fund does not currently intend to list Shares on any exchange. As a result, Shareholders should look to the Fund’s repurchase offers as their sole means of liquidating their investment, which may be limited as described above. Additional information regarding Share repurchases is set forth under “Repurchase of Shares by the Fund.” Accordingly, you should consider that you may not have access to the funds you invest in the Fund for an indefinite period of time.

Taxes

The Fund intends to elect to be treated as, and intends each year to qualify and be eligible to be treated as, a RIC for U.S. federal income tax purposes. A RIC is not subject to U.S. federal income tax to the extent its income is timely distributed to its investors in a manner qualifying for the dividends-paid deduction. In order to qualify for treatment as a RIC, the Fund must, among other things, satisfy a diversification test, a 90% gross income test and a requirement that it distribute to Shareholders at least 90% of its income and net short-term gains in the form of deductible dividends. The Fund generally expects to satisfy the requirements to qualify and be eligible to be treated as a RIC. Nonetheless, there can be no assurance that the Fund will so qualify or be eligible.

Certain of the Portfolio Funds or other entities in which the Fund invests may be classified as partnerships for U.S. federal income tax purposes. For the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will be required to look through to the character of the income of, and will likely be required to look through to the character of the assets and investments held by such Portfolio Funds and other investments that are so classified. However, Portfolio Funds and such other entities are generally not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisers to monitor the sources of the Fund’s income and the diversification of its assets, and its ability to otherwise comply with the requirements for treatment as a RIC.

If the Fund were to fail to qualify as a RIC or to satisfy the distribution requirement applicable to RICs in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Shareholders, and all distributions out of earnings and profits would be taxable to its Shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make distributions (which could be subject to interest charges) before requalifying as a RIC that is accorded special tax treatment.

The Fund is permitted to invest up to 25% of its total assets directly or indirectly in one or more Corporate Subsidiaries that have elected to be treated as a corporation for U.S. federal income tax purposes. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where a Corporate Subsidiary is organized in the U.S., such Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and non-U.S. sources, as well as any applicable state taxes, which will reduce the Fund’s return on its investment in such Corporate Subsidiary. If a net loss is realized by such Corporate Subsidiary, such loss is not generally available to offset the income of the Fund.

Distributions paid to Shareholders generally will be taxable to Shareholders as ordinary income or net capital gains, whether or not such distributions are reinvested in the Fund.

For a discussion of certain tax risks and considerations relating to an investment in the Fund see “Tax Reports” below and “Certain Tax Considerations.”

Prospective investors should consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences, including applicable tax reporting requirements, of an investment in the Fund.

Tax reports	The Fund will distribute to its Shareholders, after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such investor’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund’s Shareholders even if they are reinvested in additional Shares.

ERISA Plans and Other Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Code, including employee benefit plans, individual retirement accounts (each, an “IRA”), and Keogh plans may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA and Section 4975 of the Code. Thus, it is not intended that any Adviser will be a “fiduciary” within the meaning of ERISA with respect to the assets of any “benefit plan investor” within the meaning of ERISA that becomes a Shareholder, solely as a result of the Shareholder’s investment in the Fund. For additional information, see “ERISA Considerations” below.

Reports to Shareholders	Shareholders will receive an audited annual and unaudited semiannual report for the Fund. See “Reports to Shareholders.”

Fiscal and tax year	The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on September 30.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

Summary of Fund Expenses

The following table illustrates the expenses and fees that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

Shareholder Fees	Class 1	Class 2	Class 3
	Shares	Shares	Shares
Maximum Sales Load(1)	None	1.50%	3.50%
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%	2.00%	2.00%
Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fee(3)	1.30%	1.30%	1.30%
Distribution and Service (12b-1) Fee(4)	0.00%	0.00%	0.75%
Shareholder Servicing Fee(5)	0.00%	0.25%	0.00%
Other Expenses(6)	1.58%	1.58%	1.58%
Acquired Fund Fees and Expenses(7)	0.95%	0.95%	0.95%
Total Annual Fund Operating Expenses	3.83%	4.08%	4.58%
Expense Reimbursement(8)	-0.33%	-0.33%	-0.33%
Total Annual Fund Operating Expenses after Expense Reimbursement	3.50%	3.75%	4.25%

(1)	Investors purchasing Class 2 and Class 3 Shares may be charged a sales load of up to 1.50% or 3.50%, respectively, of the investment amount. A broker-dealer or other financial intermediary (a “Selling Agent”) may, in its discretion, waive all or a portion of the sales load for certain investors. See “Distributor.”
(2)	A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in-first out” basis). [The Fund may waive the early repurchase fee for certain categories of Shareholders or transactions, such as repurchases of Shares in the event of the Shareholder’s death or disability, [or in connection with certain distributions from employer sponsored benefit plans]. See “Repurchase of Shares by the Fund.”]
(3)	The Management Fee is equal to an annual rate of 1.30% on the net assets of the Fund as of the end of each month.
(4)	The Fund has applied for exemptive relief from the SEC permitting it to offer multiple classes of Shares, which would allow the Fund to operate under a distribution and service plan (pursuant to Rule 12b-1 under the 1940 Act) for Class 3 Shares. There is no assurance that the SEC will grant the requested relief to the Fund. If approved, the Fund may charge a distribution and service (12b-1) fee up to a rate of 0.75% of the NAV as of the end of each month of the Fund attributable to Class 3 Shares. The Fund may use these fees to compensate financial intermediaries or financial institutions for distribution-related expenses, if applicable, in respect of clients to whom they have distributed Class 3 Shares. See “Shareholder Servicing Plan and Distribution and Service Plan.”
(5)	The Fund will charge a shareholder servicing fee up to a rate of 0.25% on an annualized basis of the NAV as of the end of each month of the Fund attributable to Class 2 Shares. The Fund may use these fees to compensate financial intermediaries or financial institutions for providing ongoing shareholder servicing in respect of clients holding Class 2 Shares. See “Shareholder Servicing Plan and Distribution and Service Plan.”
(6)	Other Expenses are estimated for the Fund’s current fiscal year. “Other Expenses” include, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, transfer agent and the Fund’s Custodian.
(7)	Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds. Generally, asset-based fees payable in connection with Portfolio Fund investments will range from 1.00% to 2.00% (annualized) of the commitment amount of the Fund’s investment, and performance or incentive fees or allocations are typically 20% of a Portfolio Fund’s net profits annually, although it is possible that such amounts may be exceeded for certain Portfolio Fund managers. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Portfolio Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Portfolio Funds. The “Acquired Fund Fees and Expenses” disclosed above are based on estimated amounts for the Fund’s current fiscal year.
(8)	MML Advisers has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby MML Advisers has agreed to reduce the Management Fee payable to it (but not below zero), and to pay any operating expenses of the Fund (including organizational and offering expenses), to the extent necessary to limit the operating expenses of the Fund (excluding extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as shareholder meeting expenses) to the annual rate (as a percentage of the average daily net assets of the applicable class of Shares of the Fund) of 3.50%, 3.75% and 4.25% with respect to Class 1 Shares, Class 2 Shares and Class 3 Shares, respectively (the “Expense Cap”). For a period ending three years after the end of the month in which MML Advisers waives its Management Fee or pays any operating expenses of the Fund pursuant to the Expense Cap, MML Advisers may recoup amounts waived or incurred to the extent such recoupment does not cause the Fund’s operating expense ratio (after recoupment and excluding extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as shareholder meeting expenses) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement will continue in effect through the one-year anniversary of the date the Fund commences investment operations and can only be terminated by mutual consent of the Board on behalf of the Fund and MML Advisers.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Management Fee,” “Shareholder Servicing and Distribution and Service Plan,” “Fund Expenses,” “Repurchase of Shares by the Fund” and “Purchasing Shares.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Shares.

EXAMPLE

You Would Pay the Following Expenses Based on a
$1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$35	$114	$194	$404
Class 2 Shares	$52	$134	$218	$434
Class 3 Shares	$79	$172	$267	$503

The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

Financial Highlights

The Fund is newly organized and has no operating history. Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports when they are prepared.

Use of Proceeds

The Fund will invest the proceeds from the continuous offering of Shares on an ongoing basis in accordance with its investment objective and strategies as stated below. It is currently anticipated that the Fund will be able to invest or make capital commitments with respect to all or substantially all of the net proceeds from the sale of Shares at any particular time in accordance with its investment objective and strategies within three months of such sale. Notwithstanding the foregoing, delays in investing, and/or the making of capital commitments with respect to, the Fund’s assets for a period as long as six months may occur (i) because of the time typically required to complete private equity transactions (which may be considerable), (ii) because certain Portfolio Funds selected by Barings may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for Portfolio Fund managers to invest the amounts committed by the Fund.

A portion of the amount of proceeds of the offering of Shares or any other available funds may be invested in short-term debt securities, public equities, or money market funds pending investment pursuant to the Fund’s investment objective and strategies. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term debt securities or money market funds to meet operational needs, for temporary defensive purposes, or to provide liquidity when the Fund makes periodic repurchases of its Shares. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Investment Objective and Strategies

Investment objective

The Fund’s investment objective is to generate long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest in a broad cross section of private equity assets in order to seek, over time:

·	Long-term capital appreciation;
·	Regular, current income through quarterly distributions;
·	A diversified portfolio of private equity assets; and
·	An investment alternative for investors seeking to allocate a portion of their long-term portfolios primarily to middle and lower middle market buyout and growth equity assets through a single investment.

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the approval of the Fund’s shareholders. The Fund’s fundamental policies, which are listed in the SAI, may only be changed by the affirmative vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund.

Investment strategies

Under normal market conditions, the Fund will invest primarily and/or make capital commitments in private equity investments, including primary and secondary investments in private equity funds and Co-Investments directly or indirectly in private portfolio companies; investments intended to provide an investment return while offering better liquidity than private equity investments; and cash, cash equivalents and other short-term investments. For purposes of this policy, any portfolio company of a Portfolio Fund or any portfolio company underlying a Co-Investment held or simultaneously invested in by a private equity fund when the Fund makes the investment in the Co-Investment is a private portfolio company.

In addition, Barings has obtained an exemptive order from the SEC that permits the Fund to invest alongside affiliates of the Advisers, including certain private funds managed by either Adviser and its affiliates, subject to certain terms and conditions.

Private Equity Investment Strategy

Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity as well as convertible securities or warrants, depending on the strategy of the investor and the financing requirements of the company.

Private equity funds, typically sponsored by an investment firm, or general partner, and organized as limited partnerships, are the most common vehicles for making private equity investments. In such funds, investors usually commit to contribute up to a certain amount of capital as and when requested by the fund’s manager or general partner. The general partner then makes private equity investments on behalf of the fund, typically according to a pre-defined investment strategy and time horizon. The fund’s investments are usually realized, or “exited” after a three to seven year holding period through a private sale, an initial public offering (IPO) or a recapitalization (the restructuring of an investment's debt or equity within the investment's capital structure), and the proceeds are distributed to the fund’s investors. The funds themselves typically have a term of ten to thirteen years.

The private equity market is diverse and can be divided into several different segments, each of which may exhibit distinct characteristics based on combinations of various factors. These characteristics include the structure of the investment and its financing stage, the geographic region in which the investment is made and the target enterprise value.

Private Equity Financing Stages

In private equity investment strategies, the term “financing stage” is used to describe investments (or funds that invest) in companies at a certain stage of development. The different financing stages have distinct risk and return characteristics, and play different roles within a diversified private equity portfolio. These categories may be further subdivided based on the investment strategies that are employed. Under normal market conditions, the Fund is expected to be invested across the following private equity financing stages:

·	Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid-, large-, or mega-capitalization companies, and such investments collectively represent a majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions – particularly in the large and mega-cap segment. Overall, debt financing typically makes up 50-70% of the price paid for a company. After the initial investment period (which will be determined by Barings and may last a significant period of time), Barings anticipates that a majority of the Fund’s assets will fall within the Buyout category.

·	Growth Equity: Typically involves minority investments in established companies with strong growth characteristics. Companies that receive growth capital investments typically are enterprises earlier in their development with some level of revenue and visibility to break-even or positive cash flow. These businesses are not mature enough for traditional debt capital and will seek private equity capital for organic and acquisition growth strategies and shareholder liquidity.

Private Equity Investment Structures

The Fund’s portfolio will be constructed with investments across the following private equity investment categories:

·	Primary Investments: Primary investments (primaries) are limited partnership interests in newly established private equity funds that are typically acquired by way of subscription during their initial fundraising period. Most private equity fund sponsors raise new funds every two to four years, and many top-performing funds are closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are highly important for primary investors.

Investors in primaries subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period and to pay associated management fees and organizational expenses throughout the fund’s term. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager’s capabilities is essential.

Primary investments typically exhibit a value development pattern, commonly known as the “J-curve,” in which the fund’s NAV typically declines moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the fund matures and portfolio companies are sold, the pattern is expected to reverse with increasing NAV and distributions to fund investors. Primary investments have a full term of ten to thirteen years with an average portfolio company investment hold period of three to seven years. Capital is deployed for new investments over the first three to five years, and the portfolio companies are then held for three to seven years before being sold with cash proceeds distributed back to fund investors. The private equity fund sponsor will receive performance-based compensation, also called a carried interest allocation, typically entitling it to approximately 20% of net profits on the fund’s investments after meeting a minimum return. After all of the fund’s assets have been disposed, the fund is dissolved.

·	Secondary Investments: Secondary investments (secondaries) are the assumption or purchase of existing limited partner interests, typically in seasoned private equity funds or co-investments that are acquired in privately negotiated transactions. The original subscriber of the primary investment is often the seller of the asset. The stage of maturity for the asset can vary from early in the investment period of the fund to near full term of the fund.

Pricing for a secondary investment is negotiated based on the reported NAV and expected timing of cash flows (capital calls for contributions to the underlying fund, clawbacks of amounts distributed to the underlying fund’s general partner and distributions of returns) of the underlying fund(s) or co-investment(s). A majority of available secondaries have existing investments in portfolio companies. As a result, the secondary buyer has greater visibility to the assets of the fund, investment returns are less impacted by the J-curve pattern (the tendency for a fund's NAV to decline moderately during the early years of the fund's life as investment-related fees and expenses are incurred before investment gains have been realized) expected from a primary investment and distribution patterns may be accelerated as the buyer’s participation is at a later stage in the primary’s life. The secondary buyer does not participate in prior distributions from the acquired limited partnership interest or the previous growth in value of the assets. The secondary investment liquidates and dissolves in the same manner as a primary investment.

·	Co-Investments: Co-investments are direct investments in specific companies or assets or indirect investments in specific companies or assets through a vehicle managed and controlled by a general partner or sponsor. Co-investments are typically offered to private equity fund investors when the private equity fund sponsor believes that there is an attractive investment for the fund but the total size of the potential holding exceeds the targeted size or allocation for the fund. Co-investors will generally participate in these investments at the same entry valuation as the private equity fund sponsor but with respect to any follow-on investment, such investment may be made at a different valuation. Co-investments, unlike investments in primary funds, often do not bear an additional layer of fees or bear significantly reduced fees. Co-investments typically have a three to seven year holding period.

Geographic Regions

It is anticipated that, under normal market conditions, the Fund will primarily invest in North America-domiciled investments, predominantly within the U.S. The Fund also may make European-domiciled investments.

Capitalization

The Fund will primarily invest in funds and Co-Investments in the middle and lower middle market. As of the date of this Prospectus, Barings considers investments in the middle and lower middle market to be in companies and funds that invest in companies with less than $2 billion of enterprise value. Barings believes that investment opportunities in the middle and lower middle market are more likely to generate relative outperformance given the greater number of investment opportunities available to buyers, the higher probability of acquiring portfolio companies at lower valuations (and using less leverage), the prospect of buying businesses through less competitive sourcing channels and the likelihood of being the first institutional owner of these small and medium-sized businesses.

No guarantee or representation is made that the investment program of the Fund or any investment made by the Fund will be successful, that the various selected investments will produce positive returns or that the Fund will achieve its investment objective.

Investment Process Overview

Due Diligence

Barings follows a disciplined, three-step approval process for the purpose of identifying investment opportunities within a consistent framework. Barings’ philosophy is that a repeatable process and consistent team engagement leads to better investment outcomes, and the due diligence process is designed to evaluate opportunities against these criteria. Throughout due diligence, Barings maintains a collaborative decision-making process designed to encourage frequent input from its investment committee and other investment professionals.

Throughout the course of due diligence on a Fund Investment, Barings focuses on assessing several important attributes of the sponsor, including (i) track record benchmarking and analysis (including a fundamental analysis around key indicators of the sponsor’s historical value creation and a revaluation of the unrealized portfolio), (ii) team quality, experience and depth, (iii) consistency in strategy, investment parameters and an ability to deploy capital in the size of assets in which the sponsor has a demonstrable track record of success, and (iv) economic alignment (allocation of carry and the size of the general partner commitment). Barings’ independent internal risk group also conducts operational due diligence on the sponsor.

Throughout the course of due diligence on a Co-Investment, Barings focuses on evaluating various key aspects of each opportunity, which involves (i) performing an analysis of the sponsor that is leading the transaction, (ii) assessing the underlying sectors and industries where the investment operates and competes, (iii) understanding the target investment’s operating model, historical financial information and business plans, (iv) producing base case and downside cases as well as developing sensitivities around key drivers, and (v) conducting a detailed review of the proposed transaction terms, including valuation, capital structure, legal, tax and governance.

Portfolio Construction & Liquidity Management

In addition to asset selection, Barings believes that portfolio construction is critical to the successful execution of the Fund’s investment strategy. After the initial period of investment operations (which will be determined by Barings), and under normal market conditions, the Fund will be diversified across a range of private equity financing stages, sponsors, sectors and vintage years. Additionally, Barings has established portfolio parameters to manage exposure across primary funds, Co-Investments and secondaries. These parameters are set with an understanding of the return, risk and cash flow attributes of each investment type, while also considering the portfolio effect provided by diverse investment opportunities, in an effort to (i) mitigate the J-curve (the tendency for a fund's NAV to decline moderately during the early years of the fund's life as investment-related fees and expenses are incurred before investment gains have been realized), (ii) reduce blind-pool risk (the risk associated with the wide flexibility and broad investment mandate afforded to certain pooled investment vehicles at the time the investment is made by the Fund), (iii) deploy investor capital in an efficient manner based on investment opportunity, (iv) grow and return investor capital sooner than typical illiquid, private equity structures, (v) manage portfolio volatility, and (vi) deliver superior risk-adjusted returns to its investors.

By tracking certain features, such as commitments, capital calls, distributions and valuations, MML Advisers and/or Barings will use a range of techniques to balance total returns with reoccurring distributions and liquidity targets, including (i) diversifying commitments across private equity assets at different parts of fund lifecycles through the use of primary investments, secondary investments and Co-Investments, (ii) actively managing cash and liquid assets, and (iii) modeling and actively monitoring cash flows to mitigate cash drag and maintain appropriate levels of committed capital. In addition, the Fund may seek to establish credit lines to provide liquidity to satisfy tender requests.

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of shares by shareholders, MML Advisers and/or Barings may from time to time determine to sell certain of the Fund’s assets. In implementing the Fund’s liquidity management program, so as to minimize cash drag while providing the necessary liquidity to support the Fund’s private equity investment strategies and potential tender of its shares, the Fund may invest up to 20% of its assets in securities and vehicles that are intended to provide an investment return while offering better liquidity than private equity investments. The liquid assets may include both fixed income and equities as well as public and private vehicles that derive their investment returns from fixed income and equity securities, including publicly listed companies that pursue the business of private equity investing; publicly listed companies that invest in private equity transactions or funds; alternative asset managers, holding companies, investment trusts, exchange-traded funds, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in, lend capital to or provide services to privately held companies; and certain derivatives, such as options and futures.

There can be no assurance that the objectives of the Fund with respect to liquidity management will be achieved or that the Fund’s portfolio design strategies will be successful. Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under “General risks,” “Investment-Related risks,” and “Limits of Risk Disclosure.”

Portfolio Monitoring

Barings monitors each investment, including performance measurement relative to initial investment expectations, frequent interactions and periodic in-person visits with the sponsors and attendance of annual general meetings and advisory board meetings. The ongoing monitoring process measures key performance indicators, transactional milestones, investment pacing, volatility metrics, investment consistency relative to the stated strategy, qualitative factors on the sponsor and its professionals, reporting quality and various macro factors.

Borrowing by the Fund

The Fund may borrow money to fund repurchase of Shares or for other portfolio management purposes. Such borrowing may be accomplished through credit facilities or by other means. The use of borrowings for investment purposes involves a high degree of risk. Under the 1940 Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness. This means that at the time the borrowing is made, the value of the Fund's borrowings may not exceed one-third the value of the Fund's total assets (including such borrowings), or 50% of the Fund's net assets. None of the foregoing 1940 Act requirements apply to Portfolio Funds in which the Fund invests unless such Portfolio Funds are registered under the 1940 Act. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund. The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund's assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above.

Temporary and defensive strategies

The Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Fund from achieving its investment objective. In addition, subject to applicable law, the Fund may, in Barings’ sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment in order to fund anticipated repurchases, expenses of the Fund or other operational needs, or otherwise in the sole discretion of Barings. See “Use of Proceeds.”

General Risks

The following are certain risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund.

An investment in the Fund involves a considerable amount of risk. An Investor may lose money. Before making an investment decision, a prospective Shareholder should (i) consider the suitability of this investment with respect to the Shareholder’s investment objectives and personal situation and (ii) consider factors such as the Investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Shareholders have no right to require the Fund to redeem their Shares of the Fund.

The Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and are capable of assuming the risks of an investment in the Fund.

No Operating History. The Fund is newly organized and has no operating history. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of Shares could decline.

Unlisted Closed-End Structure; Liquidity Limited to Repurchases of Shares. The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund intends to offer a limited degree of liquidity by conducting quarterly repurchase offers, a Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire or that the Fund will repurchase shares quarterly. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through quarterly repurchase offers made by the Fund. The Fund expects any quarterly repurchase offer to apply to no more than 5% of the net assets of the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies, and are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares, and should be viewed as a long-term investment.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. The Fund currently intends, under normal market conditions, to provide payment with respect to 95% of the tender offer proceeds within 65 days of the expiration of the tender offer, and may hold back 5% of the tender offer proceeds until after the Fund's year-end audit. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund's NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “Repurchase of Shares by the Fund.” An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless required under the provisions of the 1940 Act.

Dependence on MML Advisers. MML Advisers contracts with Barings to help manage the Fund. Subject to the oversight of the Board, MML Advisers has the ultimate responsibility to oversee any subadviser of the Fund and to recommend the hiring, termination, and replacement of any subadviser of the Fund. This responsibility includes, but is not limited to, analysis and review of subadviser performance, as well as assistance in the identification and vetting of new or replacement subadvisers. In addition, MML Advisers maintains responsibility for a number of other important obligations, including, among other things, board reporting, assistance in the annual advisory contract renewal process, and, in general, the performance of all obligations not delegated to a subadviser. MML Advisers also provides advice and recommendations to the Board, and performs such review and oversight functions as the Board may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of the Fund, valuations of portfolio securities, and other matters relating generally to the investment program of the Fund.

Dependence on Barings. Barings is responsible for selecting Fund Investments as opportunities arise. The Fund and, accordingly, Shareholders, must rely upon the ability of Barings to identify and implement Fund Investments consistent with the Fund’s investment objective. Shareholders will not receive or otherwise be privy to due diligence or risk information prepared by or for Barings in respect of Fund Investments and Co-Investments. Barings has the authority and responsibility for asset allocation, the selection of Fund Investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of Barings to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund or Fund Investments, or the terms of any such investments. There can be no assurance that Barings will be able to select or implement successful strategies or achieve the Fund’s investment objectives. No person should invest in the Fund unless such person is willing to entrust all aspects of the investment decisions of the Fund to Barings.

Reliance on Key Personnel. The Fund will depend on the investment expertise, skill and network of business contacts of Barings. Barings will evaluate, negotiate, structure, execute and monitor Private Equity Investments. The Fund’s future success will depend to a significant extent on the continued service and coordination of Barings and its investment management team.

The Fund’s ability to achieve its investment objective depends on Barings’ ability to identify, analyze, invest in, finance and monitor Portfolio Funds and Co-Investments that meet the Fund’s investment criteria. Barings’ capabilities in structuring the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objective, Barings may hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. Barings may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

It is anticipated that Barings will depend on its relationships with private equity sponsors, investment banks and commercial banks, and the Fund will rely to a significant extent upon these relationships to provide the Fund with potential investment opportunities. If Barings fails to maintain its existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom Barings has relationships are not obligated to provide the Fund or Barings with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

Additionally, the Fund will be exposed to these risks with respect to the managers of Portfolio Funds in which the Fund invests. The Fund’s performance depends on the adherence by such managers to their selected strategies, the instruments used by such managers, Barings’ ability to select Portfolio Fund managers and strategies and effectively allocate the Fund’s assets among them. The Portfolio Fund managers’ investment strategies or choice of specific securities may be unsuccessful and may cause the Portfolio Fund, and in turn the Fund, to incur losses.

Concentration of Investments. Except to the extent required by applicable law and the Fund’s fundamental policies, there are no limitations imposed on Barings as to the amount of Fund assets that may be invested in (i) any one geography, (ii) any one Fund Investment, (iii) in a Private Equity Investment managed by a particular general partner or its affiliates, (iv) indirectly in any single industry or (v) in any issuer. In addition, a Portfolio Fund’s investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group, and Co-Investments are typically single company positions. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated, both as to managers, geographies, industries and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund’s investment portfolio is, however, subject to the asset diversification requirements applicable to RICs, and may thus be limited by the Fund’s intention to qualify and be eligible to be treated as such. See “Certain Tax Considerations.”

Limited Operating History of Private Equity Investments. Private Equity Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of Barings to evaluate past performance or to validate the investment strategies of such Private Equity Investment will be limited. Moreover, even to the extent a Private Equity Investment has a longer operating history, the past investment performance of any of the Private Equity Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that Barings relies upon information provided to it by the issuer of the securities or the Portfolio Fund managers (as applicable) that is not, and cannot be, independently verified.

Nature of Portfolio Companies. The Private Equity Investments will include direct and indirect investments in portfolio companies. This may include portfolio companies in the early phases of development, which can be highly risky due to the lack of a significant operating history. The Private Equity Investments may also include portfolio companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such portfolio companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such portfolio companies.

Investments in the Portfolio Funds Generally; Dependence on the Portfolio Fund Managers. Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s NAV may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. Certain risks related to the investment strategies and techniques utilized by the Portfolio Fund managers are described under “Investment-Related Risks” above. The success of the Fund depends upon the ability of the Portfolio Fund managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund managers, or the terms of any such investments. In addition, the Portfolio Fund managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund managers will be able to select or implement successful strategies or achieve their respective investment objectives.

Delays in Implementation of Investment Strategy; Liquidity to Satisfy Share Repurchases; and Temporary Investments. The allocation among Fund Investments may vary from time to time. At any given time, the Fund may hold a substantial portion of the proceeds of the offering of Shares in short-term investments (including money market funds, short-term treasuries and other liquid investment vehicles) while the Fund seeks desirable Portfolio Funds and Co-Investments. Delays in investing the Fund’s assets for a period as long as six months may occur (i) because of the time typically required to complete private equity transactions (which may be considerable), (ii) because certain Portfolio Funds selected by Barings may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for Portfolio Fund managers to invest the amounts committed by the Fund. Delays in investing the net proceeds from the sale of Shares may impair the Fund’s performance. The Fund cannot assure you it will be able to identify any investments that meet its investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest the net proceeds from the sale of Shares on acceptable terms within the time period that the Fund anticipates or at all, which could harm the Fund’s financial condition and operating results.

In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term investments (including money market funds, short-term treasuries and other liquid investment vehicles) to meet operational needs, to satisfy Share repurchase obligations, for temporary defensive purposes, or to maintain liquidity.

Short-term investments may produce returns that are significantly lower than the returns that the Fund expects to achieve when the Fund’s portfolio is fully invested in accordance with Barings’ long-term target allocations. As a result, any distributions that the Fund pays while the Fund’s portfolio is not fully invested in accordance with Barings’ long-term target allocations may be lower than the distributions that the Fund may be able to pay when the Fund portfolio is fully invested in accordance with Barings’ long-term target allocations. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Portfolio Funds Not Registered. The Fund is registered as an investment company under the 1940 Act. The 1940 Act is designed to afford various protections to investors in pooled investment vehicles. For example, the 1940 Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons and requires that the investment company’s operations be supervised by a board of directors, a majority of whose members are independent of management. However, the Portfolio Funds in which the Fund is expected to invest are not subject to the provisions of the 1940 Act. Some Portfolio Fund managers may not be registered as investment advisers under the Advisers Act. As an indirect investor in the Portfolio Funds managed by managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

Many Portfolio Funds are exempted from regulation under the 1940 Act because they permit investment only by investors who meet very high thresholds of investment experience and sophistication, as measured by net worth. The Fund’s investment qualification thresholds are generally lower. As a result, the Fund provides an avenue for investing in certain Portfolio Funds that would not otherwise be available to certain investors. This means that investors who would not otherwise qualify to invest in largely unregulated vehicles will have the opportunity to make such an investment through the Fund.

In addition, many Portfolio Funds do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. The Portfolio Funds in which the Fund will invest may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies, or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Portfolio Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund manager to its own use. There can be no assurance that the Portfolio Fund managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund managers will be protected.

Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s investments in Portfolio Funds than might normally be available through investments in registered investment company vehicles.

Portfolio Funds Are Generally Non-Diversified. While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits. Portfolio Funds may at certain times hold large positions in a relatively limited number of investments. Portfolio Funds may target or concentrate their investments in particular markets, sectors or industries. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. As a result, the NAVs of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the NAV of the Fund.

Portfolio Funds’ Securities Are Generally Illiquid. The securities of the Portfolio Funds in which the Fund invests or plans to invest will often be illiquid. Subscriptions to purchase the securities of Portfolio Funds are typically subject to restrictions or delays. There is no regular market for interests in many Portfolio Funds or portfolio companies, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the manager of the applicable Portfolio Fund or the board of the portfolio company, and could occur at a discount to the stated NAV. If Barings determines to cause the Fund to sell its interest in a Portfolio Fund, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a quick sale.

Valuations of Private Equity Investments; Valuations Subject to Adjustment. A large percentage of the securities in which the Fund invests will not have a readily determinable market price and will be fair valued.

In addition, a large percentage of the securities in which the Portfolio Funds invest and the Co-Investments will not have a readily determinable market price and will be valued periodically by the Portfolio Fund managers or the Co-Investment or Co-Investment sponsor. In this regard, a Portfolio Fund manager or a Co-Investment sponsor may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund manager’s or the Co-Investment sponsor’s compensation or the manager’s or sponsor’s ability to raise additional funds in the future.

Prior to investing in any Private Equity Investment, Barings will generally conduct a due diligence review of the valuation methodology used by the Portfolio Fund manager. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund manager or Co-Investment or Co-Investment sponsor, the accuracy of the valuations provided by the Portfolio Fund managers, the Co-Investment or the Co-Investment sponsor, that the Portfolio Fund managers, Co-Investments or Co-Investment sponsors will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Fund managers’, the Co-Investments or the Co-Investment sponsors’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could subsequently prove to have been inaccurate, potentially by significant amounts.

Under the 1940 Act, the Board is responsible for determining the fair valuation of any investments directly held by the Fund for which market quotations are not readily available or reliable; to the extent permitted under applicable rules and guidance, the Board may assign the determination to a “valuation designee,” subject to certain conditions and oversight requirements.

The valuation methodology set forth in the Fund Valuation Procedures incorporates general private equity pricing principles. Based on the methodology, Barings may recommend that the Board adjust a Portfolio Fund manager’s periodic valuation of a Portfolio Fund, or a Co-Investment’s valuation, as appropriate. The Fund runs the risk that its valuation techniques will fail to produce the desired results. Any imperfections, errors, or limitations in any methodology that is used could affect the ability of the Fund to accurately value Portfolio Fund or Co-Investment assets. While any methodology that may be used would be designed to assist in confirming or adjusting valuation recommendations, the Fund generally will not have sufficient information in order to be able to confirm with certainty the accuracy of valuations provided by a Portfolio Fund manager, a Co-Investment or a Co-Investment sponsor until the Fund receives the Portfolio Funds’ or the Co-Investment’s audited annual financial statements. Moreover, Portfolio Fund managers, Co-Investments and Co-Investment sponsors typically provide estimated valuations on a quarterly basis whereas Barings will consider valuations on an ongoing basis and will recommend valuations on a monthly basis. In addition, the Advisers face conflicts of interest in assisting with the valuation of the Fund’s investments, as the value of the Fund’s investments will affect the Advisers’ compensation. The Fund Valuation Procedures are designed to help eliminate or at least minimize the risk of such a conflicts of interest.

A Portfolio Fund’s or a Co-Investment’s information could be inaccurate due to fraudulent activity, misevaluation, or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time, if ever. Even if Barings elects to cause the Fund to sell its interests in such a Portfolio Fund or Co-

Investment, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund’s valuations of such interests or the Co-Investment’s valuation could remain subject to such fraud or error, and the Board may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Investors should be aware that situations involving uncertainties as to the valuations by Portfolio Funds or Co-Investments could have a material adverse effect on the Fund if judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

The valuations reported by the Portfolio Funds and Co-Investments based upon which the Fund determines its month-end NAV may be subject to later adjustment or revision. For example, NAV calculations may be revised as a result of fiscal year-end audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Investors who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances as described in "Calculation of Net Asset Value; Valuation." The Fund believes such adjustment or recoupment may be appropriate in certain circumstances in light of liquidity constraints associated with many of the Fund Investments and the fact that the Fund may have to liquidate interests in such investments in order to fund the repurchase of Shares. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Funds, Co-Investments, direct private equity investments or the Fund adversely affect the Fund's NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Liquidity and Valuation Risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time Barings would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some funds in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that Barings seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case Barings’ judgment may play a greater role in the valuation process.

Multiple Levels of Fees and Expenses. Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund, the investor bears asset-based fees charged by the Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, operating costs, sales charges, brokerage transaction expenses, management fees, distribution fees, administrative and custody fees, and tender offer expenses) and, indirectly, similar expenses of the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Portfolio Fund directly or in a closed-end fund that did not invest through Portfolio Funds.

Each Portfolio Fund generally will be subject to a performance-based fee or allocation irrespective of the performance of other Portfolio Funds and the Fund generally. Accordingly, a Portfolio Fund manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its Shareholders, even if the overall performance of the Fund is negative. Generally, asset-based fees payable to managers of the Portfolio Funds will range from 1% to 2% (annualized) of the commitment amount of the Fund's investment, and performance-based fees or allocations are typically 20%, although it is possible that such amounts may be exceeded for certain Portfolio Fund managers. The performance-based compensation received by a Portfolio Fund manager also may create an incentive for that Portfolio Fund manager to make investments that are riskier or more speculative than those that it might have made in the absence of such performance-based compensation.

Shareholders that invest in the Fund through financial advisers or intermediaries may also be subject to account fees or charges levied by such parties. Prospective investors should consult with their respective financial advisers or intermediaries for information regarding any fees or charges that may be associated with the services provided by such parties.

Failure to Qualify As a RIC or Satisfy Distribution Requirement. The Fund intends to elect to be treated, and intends each year to qualify and be eligible to be treated as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as and maintain its status as a RIC under the Code each year, the Fund must, among other things, meet an annual distribution requirement, an annual source-of-income requirement and a quarterly asset diversification requirement described in “Certain Tax Considerations” below.

Portfolio Funds and investments in other entities classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the source-of-income requirement. In order to meet the source of income requirement, the Fund may structure its investments in a manner that potentially increases the taxes imposed thereon or in respect thereof, including by holding such investments through a Corporate Subsidiary. Because the Fund may not have timely or complete information concerning the amount or sources of such an investment’s income until such income has been earned by the investment or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the source-of-income requirement.

In the event that the Fund believes that it is possible that it will fail the quarterly asset diversification requirement at the end of any quarter of its taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the diversification requirement or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the quarterly asset diversification requirement, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in an investment that may limit utilization of this cure period.

If the Fund were to fail to satisfy either such requirement or an annual distribution requirement, absent a cure, the Fund would fail to qualify for treatment as a RIC under the Code. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Fund’s Shares.

For additional information see “Certain Tax Considerations.”

Difficulty Meeting RIC Distribution Requirement. For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Certain Tax Considerations.”

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund Investments.

The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Private Equity Investments, the Fund and a Shareholder’s investment in the Fund.

Market Uncertainties. Even if the portfolio companies’ product and service development efforts are successful, their ultimate success will depend upon market acceptance of the concepts, the products and the services. The portfolio companies may not have engaged in any formal market research studies with respect to the establishment of a market for their products. There can be no assurance that performance errors and deficiencies will not be found, or if found, that they will be able to successfully correct such performance errors and deficiencies in a timely manner or at all.

Even if the concepts gain initial market acceptance, competitors are likely to introduce concepts with comparable price and performance characteristics. This competition may result in reduced future market acceptance for their products and decreasing sales and lower gross margins which could have a material adverse effect on the business, financial condition and results of operations of the Fund and the portfolio companies.

Competition for Investment Opportunities. The Fund will compete for investments with other investment funds (including registered investment companies, private equity funds, funds of funds, secondary funds, mezzanine funds and collateralized loan obligation funds), as well as traditional financial services companies such as commercial banks, finance companies, business development companies, small business investment companies and other sources of funding.

Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may strengthen. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund.

These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. As a result, the Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. Even if Barings or a Portfolio Fund manager identifies an attractive investment opportunity, the Fund or the Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. Furthermore, many of the Fund’s competitors are not subject to the source-of-income, asset diversification and distribution requirements the Fund must satisfy to maintain its qualification as a RIC.

Access to Investments. The Fund is registered as an investment company under the 1940 Act and is subject to certain restrictions under the 1940 Act, and certain tax requirements, among other restrictions, that limit the Fund’s ability to make investments, as compared to a fund that is not so registered. Such restrictions may prevent the Fund from participating in (or increasing its share of) certain favorable investment opportunities, or may lead to a lack of exposure to a certain type of investment for certain periods of time. The Fund’s intention to qualify and be eligible for treatment as a regulated investment company under the Code can limit its ability to acquire or continue to hold positions in investments that would otherwise be consistent with its investment strategy. The Fund incurs additional expenses (compared to a fund that is not registered under the 1940 Act) in determining whether an investment is permissible under the 1940 Act and in structuring investments to comply with the 1940 Act, which reduces returns to Shareholders of the Fund.

Publicly Traded Private Equity Risk. Publicly traded private equity companies are typically regulated vehicles listed on a public stock exchange that invest in private equity transactions or funds. Such vehicles may take the form of corporations, business development companies, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments. Publicly traded private equity may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Publicly traded private equity investments usually have an indefinite duration.

Publicly traded private equity occupies a small portion of the public equity universe, including only a few professional investors who focus on and actively trade such investments. As a result, relatively little market research is performed on publicly traded private equity companies, only limited public data may be available regarding these companies and their underlying investments, and market pricing may significantly deviate from published net asset value. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private equity investments. Publicly traded private equity vehicles are typically liquid and capable of being traded daily, in contrast to direct investments and private equity funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded private equity transactions are significantly easier to execute than other types of private equity investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Exchange-Traded Product Risk. The Fund may invest in long (or short) positions in ETFs. Through its positions in ETFs, the Fund will be subject to the risks associated with such vehicles' investments, including the possibility that the value of the securities or instruments held by an ETF could decrease (or increase), and will bear its proportionate share of the ETF's fees and expenses. In addition, certain of the ETFs may hold common portfolio positions, thereby reducing any diversification benefits.

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, investors bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Non-Diversified Status. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code. See “Certain Tax Considerations.”

Regulatory Risks of Portfolio Funds. The regulatory environment for Portfolio Funds (and for registered investment companies investing in Portfolio Funds) is complex and evolving. Changes in the regulation or taxation of private funds are impossible to predict and may adversely affect the value of the Private Equity Investments, and the ability of the Fund to execute its investment strategy. There is no guarantee that the SEC will not require the Fund’s Shareholders to meet additional eligibility criteria in the future.

General Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory and tax environment for leveraged investors and for private equity funds generally is evolving, and changes in the direct or indirect regulation or taxation of leveraged investors or private equity funds may materially adversely affect the ability of the Fund to pursue its investment strategies or achieve its investment objective or qualify as a RIC. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) vests U.S. federal bank, securities and commodities regulators with significant and extensive rulemaking, supervisory and enforcement authority. The implementation of the Dodd-Frank Act requires the adoption of various regulations and the preparation of reports by various agencies over a period of time. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs.

Repurchase Offers Risk. To provide liquidity to Shareholders, the Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. With respect to any future repurchase offer, Shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 75 days prior to the date that the Shares to be repurchased are valued by the Fund (the “Valuation Date”). Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund's NAV as of the Valuation Date is able to be determined. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder's purchase of Shares. Such repurchase fee will be retained by the Fund and will benefit the Fund's remaining Shareholders. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. For example, an Early Repurchase Fee may not be charged where Shares are tendered for repurchase due to Shareholder death or disability.

The Fund may be limited in its ability to liquidate its holdings in Portfolio Funds to meet repurchase requests. Repurchase offers principally will be funded by cash and cash equivalents, as well as by the sale of certain liquid securities. Accordingly, the Fund may tender fewer Shares than Shareholders may wish to sell, resulting in the proration of Shareholder repurchases, or the Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Portfolio Funds and is not able to do so in a timely manner. See “Repurchases of Shares and Transfers.”

Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable for the purpose of raising cash to fund the repurchases and could cause Barings to sell investments at different times than similar investments are sold by other investment vehicles advised by Barings. This could have a material adverse effect on the value of the Shares and the performance of the Fund. In addition, substantial repurchases of Shares may decrease the Fund's total assets and accordingly may increase its expenses as a percentage of average net assets. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law. If a repurchase offer is oversubscribed, or if the Fund does not conduct a repurchase offer in any particular quarter, investors will have to wait until the next repurchase offer to make another repurchase request. As a result, investors may be unable to liquidate all or a given percentage of their investment in the Fund during a particular quarter.

Foreign Investments Risk. Investment in foreign issuers, securities of companies with significant foreign exposure or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund and/or a Portfolio Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund or a Portfolio Fund in respect of its foreign securities will reduce the Fund’s yield. See “Certain Tax Considerations” below for more information about these and other special tax considerations applicable to investments in securities of foreign issuers and securities principally traded outside the United States.

In addition, the tax laws of some foreign jurisdictions in which a Portfolio Fund or its portfolio companies may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under GAAP, a Portfolio Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce a Portfolio Fund’s NAV at the time accrued, even though, in some cases, the Portfolio Fund ultimately will not pay the related tax liabilities. Conversely, a Portfolio Fund’s NAV will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Portfolio Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s or a Portfolio Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Fund or a Portfolio Fund or portfolio company will satisfy applicable foreign reporting requirements at all times.

Dilution from Subsequent Offerings of Shares. The Fund expects to engage in a continuous offering of its Shares. Additional purchases will dilute the indirect interests of existing Shareholders in the Private Equity Investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent Private Equity Investments underperform the prior investments. Further, in certain cases Portfolio Fund managers may structure performance-based compensation, with such compensation being paid only if gains exceed prior losses. The value attributable to the fact that no performance-based compensation is being paid to a Portfolio Fund manager until its gains exceed prior losses is not taken into account when determining the NAV of the Fund. New purchases of Shares will dilute the benefit of such compensation structures to existing Shareholders.

Reporting Requirements. Shareholders who beneficially own Shares that constitute more than 5% or 10% of the Fund’s Shares are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Shareholders or to notify Shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisers.

Uncertain Source and Quantity of Funding. Proceeds from the sale of Shares will be used for the Fund’s investment opportunities, operating expenses and for payment of various fees and expenses such as the Management Fee and other fees. Any working capital reserves the Fund maintains may not be sufficient for investment purposes, and it may require debt or equity financing to operate. Accordingly, in the event that the Fund develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to the Fund. Consequently, if the Fund cannot obtain debt or equity financing on acceptable terms, the ability to acquire investments and expand operations will be adversely affected. As a result, the Fund would be less able to achieve portfolio diversification and the investment objective, which may negatively impact the Fund’s results of operations and reduce the Fund’s ability to make distributions to Shareholders.

Fluctuations in Performance. The Fund could experience fluctuations in its performance due to a number of factors, including, but not limited to, the Fund’s ability or inability to make investments in Portfolio Funds or companies that meet the Fund’s investment criteria, the interest rate payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Payment In-Kind for Repurchased Shares. The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased. In the event that the Fund makes such a distribution of securities, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Cybersecurity Risk. The Fund and its service providers are susceptible to cyber-attacks and to technological malfunctions that have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and disrupting operations.

Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisers, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its Shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses and additional compliance costs. While the Advisers have established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, those plans and systems have inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the Fund from, among other things, buying or selling securities or accurately pricing their investments. The Fund cannot directly control cyber security plans and systems of its service providers, the Fund’s counterparties, issuers of securities in which the Fund invests, or securities markets and exchanges.

Risks Relating to Borrowing. The Fund may borrow for investment and other purposes, including to fulfill payment obligations to Shareholders tendering their Shares. If the value of the Fund’s assets declines, the Fund may be unable to satisfy the asset coverage test, which would prohibit the Fund from paying distributions and could prevent the Fund from qualifying as a RIC. If the Fund cannot satisfy the asset coverage test, the Fund may be required to sell a portion of its investments and, depending on the nature of the Fund’s debt financing, repay a portion of the Fund’s indebtedness at a time when such sales may be disadvantageous. In addition, any amounts that the Fund uses to service its indebtedness would not be available for distribution by the Fund to Shareholders.

Control Positions. The Portfolio Funds may take control positions in portfolio companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability characteristic of a corporation may be ignored, which would increase the Fund’s possibility of incurring losses.

Leverage. The Portfolio Fund managers and (subject to applicable law) the Fund may employ leverage through borrowings, and are likely to directly or indirectly acquire interests in companies with highly leveraged capital structures. If income and appreciation on investments made with borrowed funds are less than the cost of the leverage, the value of the relevant portfolio or investment will decrease. Accordingly, any event that adversely affects the value of a Private Equity Investment will be magnified to the extent leverage is employed. The cumulative effect of the use of leverage by the Fund or the Portfolio Funds in a market that moves adversely to the relevant investments could result in substantial losses, exceeding those that would have been incurred if leverage had not been employed.

Currency Risk. Although the Fund intends to invest significantly in the United States, the Fund’s portfolio is anticipated to include investments in a select number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s NAV. Barings generally does not expect to hedge the value of investments made by the Fund against currency fluctuations, and even if Barings deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Risks Relating to Accounting, Auditing and Financial Reporting, Etc. The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which Fund Investments (both direct and indirect) may be made may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States. Although the Fund will be using U.S. generally accepted accounting principles (“GAAP”), the assets, liabilities, profits and losses appearing in published financial statements of the Fund Investments may not reflect their financial position or operating results as they would be reflected under GAAP. Accordingly, the NAV of the Fund published from time to time may not accurately reflect a realistic value for any or all of the investments.

Certain investments of a Portfolio Fund may be in portfolio companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Portfolio Funds may be incomplete, inaccurate and/or significantly delayed. The Portfolio Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on the NAV of the Fund.

Amount or Frequency of Distributions Not Guaranteed. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board. Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

Portfolio Fund Operations Not Transparent. Barings does not control the investments or operations of the Portfolio Funds. A Portfolio Fund manager may employ investment strategies that differ from its past practices and are not fully disclosed to Barings and that involve risks that are not anticipated by Barings. Some Portfolio Fund managers may have a limited operating history and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Fund. Furthermore, there is no guarantee that the information given to the Administrator and reports given to Barings with respect to the Private Equity Investments will not be fraudulent, inaccurate or incomplete.

Inability to Vote. To the extent that the Fund owns less than 5% of the voting securities of each Portfolio Fund, it may be able to avoid any such Portfolio Fund being deemed an “affiliated person” of the Fund for purposes of the 1940 Act (which designation could, among other things, potentially impose limits on transactions with the Portfolio Funds by the Fund). To limit its voting interest in certain Portfolio Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Portfolio Fund. These voting waiver arrangements may increase the ability of the Fund to invest in certain Portfolio Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of such Portfolio Fund’s investors, including matters which may be adverse to the Fund’s interests.

There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in certain situations where the Fund owns less than 5% of the voting securities of a Portfolio Fund. If the Fund is considered to be affiliated with a Portfolio Fund, transactions between the Fund and such Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Limitations on Ability to Invest in Portfolio Funds. Certain Portfolio Fund managers’ investment approaches can accommodate only a certain amount of capital. Portfolio Fund managers typically endeavor not to undertake to manage more capital than such Portfolio Fund manager’s approach can accommodate without risking a potential deterioration in returns. Accordingly, each Portfolio Fund manager has the right to refuse to manage some or all of the Fund’s assets that Barings may wish to allocate to such Portfolio Fund manager. Further, continued sales of Shares would dilute the indirect participation of existing Shareholders with such Portfolio Fund manager.

In addition, it is expected that the Fund will be able to make investments in particular Portfolio Funds only at certain times, and commitments to Portfolio Funds may not be accepted (in part or in their entirety). As a result, the Fund may hold cash or invest any portion of its assets that is not invested in Portfolio Funds in cash equivalents, short-term securities or money market securities pending investment in Portfolio Funds. To the extent that the Fund’s assets are not invested in Portfolio Funds, the Fund may be unable to meet its investment objective.

Indemnification of Portfolio Funds and Portfolio Fund Managers. The Fund may agree to indemnify certain of the Portfolio Funds and the Portfolio Fund managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Portfolio Funds or direct investments. If the Fund were required to make payments (or return distributions received from such Portfolio Funds or direct investments) in respect of any such indemnity, the Fund could be materially adversely affected.

Contingent Liabilities on Disposition of Investments. In connection with the disposition of a Fund Investment, it may be required to make representations about the investment. The Fund may be required to indemnify the purchasers of such investment to the extent that any such representations are inaccurate. These arrangements may result in the incurrence of contingent liabilities for which the Fund may establish reserves and escrows. In that regard, distributions may be delayed or withheld until such reserve is no longer needed or the escrow period expires.

Capital Call Risk. The Fund may maintain a sizeable cash position in anticipation of funding capital calls or near-term investment opportunities. Even though the Fund may maintain a sizeable position in cash and short-term securities, it may not contribute the full amount of its commitment to a Portfolio Fund at the time of investment. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by a Portfolio Fund. If the Fund defaults on its commitment to a Portfolio Fund or fails to satisfy capital calls to a Portfolio Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Portfolio Fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund to pursue its investment strategy, (ii) force the Fund to borrow, (iii) cause the Fund, and, indirectly, the Shareholders to be subject to certain penalties from the Private Equity Investments (including the complete forfeiture of the Fund’s investment in a Portfolio Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Lack of Control. The Fund may indirectly make binding commitments to Co-Investment vehicles without an ability to participate in their management and control and with no or limited ability to transfer its interests in such Co-Investment vehicles. The Fund also generally will not have control over any of the underlying portfolio companies and will not be able to direct the policies or management decisions of such portfolio companies.

Availability of Financing and Market Conditions. Market fluctuations in business loans may affect the availability and cost of loans needed for the Fund Investments. Credit availability has been restricted in the past and may become so in the future. Restrictions upon the availability of financing or high interest rates on such loans will adversely affect the value of existing Fund Investments and may limit the Fund’s availability to source and invest in new Fund Investments. Interest paid by any Fund Investment on its debt obligations will reduce cash available for distributions. Interest rates are currently low compared to prior periods. If any Fund Investment incurs variable rate debt, increases in interest rates would increase its interest costs, which could reduce the Fund’s return on its investments.

Termination of the Fund’s Interest in a Portfolio Fund. A Portfolio Fund may, among other things, terminate the Fund’s interest in that Portfolio Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Portfolio Fund or if the continued participation of the Fund in the Portfolio Fund would have a material adverse effect on the Portfolio Fund or its assets.

Convertible Securities Risk. A convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.

Preferred Securities Risk. Preferred securities have both debt and equity characteristics and may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the holder loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Derivatives Risk. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying investment they are designed to track. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Fund.

OTC derivatives are not traded on exchanges or standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. There have been periods during which certain banks or dealers have refused to quote prices for OTC derivatives contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. There is no limitation on the daily price movements of OTC derivatives. Principals in the OTC derivatives markets have no obligation to continue to make markets in the OTC derivatives traded. The Fund may be required to provide more margin for its derivatives investments during periods of market disruptions or stress.

Derivatives also present other risks described herein, including securities markets risk, liquidity and valuation risk and currency risk. OTC derivatives are generally highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The Fund's use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. Barings may decide not to use derivatives to hedge or otherwise reduce the Fund's risk exposures, potentially resulting in losses for the Fund.

Many derivatives have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position). Derivatives in which the Fund may invest (e.g., options and futures) may have embedded leverage, depending on their specific terms. As a result, adverse changes in the value or level of the underlying investment may result in a loss substantially greater than the amount invested in the derivative itself.

The Fund's use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

In October 2020, the SEC adopted new Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company's use of derivatives and certain related instruments. If the Fund were to use derivatives and certain related instruments, the Fund would be subject to Rule 18f-4. Among other things, Rule 18f-4 limits a fund's derivatives exposure through a value-at-risk (“VaR”) test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Rule 18f-4 could restrict the Fund's ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund.

Limited Operating History of Portfolio Companies. Portfolio companies may have limited operating histories by which to assess their ability to achieve, sustain and increase revenues or profitability. A portfolio company’s financial results will be affected by many factors, including (i) the ability to successfully identify a market or markets in which there is a need for its products; (ii) the ability to successfully negotiate strategic alliances, licensing and other relationships for product development, marketing, distribution and sales; (iii) the progress of research and development programs with respect to the development of additional products and enhancements to existing products; (iv) the ability to protect proprietary rights; and (v) competing technological and market developments, particularly companies that have substantially greater resources.

There can be no assurance that the portfolio companies will ever achieve significant commercial revenues or profitability.

Risks Associated with Management of Growth. To achieve their projected revenues and other targeted operating results, the portfolio companies may be required to rapidly implement and improve operational, financial and management control systems on a timely basis, together with maintaining effective cost controls, and any failure to do so would have a material adverse effect on their business, financial condition and results of operations. The success of their growth plans will depend in part upon their ability to continue to attract, retain and motivate key personnel. Failure to make the required expansions and upgrades could have a material adverse effect on their business, financial condition, results of operations and relationships with their corporate partners. The results of operations for the companies will also be adversely affected if revenues do not increase sufficiently to compensate for the increase in operating expenses resulting from any expansion and there can be no assurance that any expansion will be profitable or will not adversely affect their results of operations.

Reliance on Portfolio Company Management. The day-to-day operations of each portfolio company will be the responsibility of its own management team. Although Barings will monitor the performance of Portfolio Funds, and Portfolio Fund managers are expected to screen portfolio company management for capable management skills, there can be no assurance that such management will be able to operate any such portfolio company in accordance with the Fund’s expectations. In addition, the loss to a portfolio company of a member of its management team could be detrimental to the development of the portfolio company.

No Assurance of Additional Capital for Investments. Even if a portfolio company is successful generating revenues and expanding its service offerings, it may require additional financing to continue product and service development, testing and, ultimately, marketing and other operational activities. Moreover, its cash requirements may vary materially due to service development results, service testing results, changing relationships with strategic partners, changes in the focus and direction of its research and development programs, competitive and technological advances of competitors, and other factors. Additional financing may not be available when needed or on acceptable terms. If additional financing is not available, the portfolio company may need to delay, scale back or eliminate certain of its product development, marketing or other activities, or even be forced to cease operations and liquidate.

General Risks of Secondary Investments. The overall performance of the Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that Barings considers (for commercial, tax, legal or other reasons) less attractive. Where a Portfolio Fund acquires a portfolio company interest as a secondary investment, the Portfolio Fund will generally not have the ability to modify or amend such portfolio company’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Contingent Liabilities Associated with Secondary Investments. Where a Portfolio Fund acquires a portfolio company interest as a secondary investment, the Portfolio Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant portfolio company and, subsequently, that portfolio company recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Portfolio Company. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Portfolio Company, there can be no assurance that the Fund would have such right or prevail in any such claim.

Risks Relating to Secondary Investments Involving Syndicates. The Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk,(iii) breach of confidentiality by a syndicate member and (iv) execution risk.

Securities Markets Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, or companies in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

LIBOR Risk. In July 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of the London Inter-Bank Offered Rate (“LIBOR”) by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Various financial industry groups are planning for that transition, but neither the effect of the transition process nor its ultimate success is certain. At this time, it is not possible to predict the effects of any establishment of replacement or alternative reference rates or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere.

Eurozone Risk. The Fund may invest directly or indirectly from time to time in European companies and assets and companies and assets that may be affected by the Eurozone economy. Ongoing concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the European Union (“EU”) or the Eurozone create risks that could materially and adversely affect the Fund Investments. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Fund’s investments in European companies and assets, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro- denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies and assets in affected countries, could also have material adverse effects on the Fund.

Brexit Risk. In June of 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. Pursuant to Article 50 of the Treaty of Lisbon, the UK gave notice in March 2017 of its withdrawal from the EU and commenced negotiations on the terms of withdrawal.

Following years of negotiations and multiple withdrawal deadline extensions, the UK withdrew from the EU on January 31, 2020. A transition period, which lasted through December 31, 2020, was used for the UK and EU to negotiate their future relationship. The effects of this withdrawal will depend, in part, on agreements the UK negotiates to retain access to EU markets, including, but not limited to, trade and finance agreements. As a result of the UK’s exit from the EU, the Fund may be exposed to volatile trading markets and significant and unpredictable currency fluctuations, and potentially lower economic growth in the UK, Europe and globally. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately affected by Brexit. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively affect the Fund’s investments in securities of issuers located in the EU. The effects of these actions, especially if they occur in a disorderly fashion, are not clear but could be significant and far-reaching.

Limits of Risk Disclosure

The above discussions and the discussions in the SAI relating to various risks associated with the Fund, Fund Investments, and Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the Declaration of Trust and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund or any Portfolio Fund will be successful, that the various Fund Investments selected will produce positive returns or that the Fund will achieve its investment objective.

Management of the Fund

The Board of Trustees

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of Trustees of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Advisers. See “Board of Trustees and Officers” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

MML Advisers

MML Advisers, located at 1295 State Street, Springfield, Massachusetts 01111-0001, serves as the investment adviser of the Fund. MML Advisers, formed in 2013, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MML Advisers is an investment adviser registered with the SEC under the Advisers Act.

MassMutual Commitment

On or before the time the Fund commences its public offering, MassMutual has committed to invest at least $100 million in the Fund. MassMutual will hold this investment at least until the earlier of three years following the Fund's commencement of its public offering and the time at which MassMutual's investment represents less than 10% of the Fund's net asset value.

Barings

Barings, an indirect, wholly-owned subsidiary of MassMutual, with its principal office located at 300 South Tryon Street, Charlotte, North Carolina 28202, manages the investments of the Fund as the Fund’s subadviser. Barings is an investment adviser registered with the SEC under the Advisers Act. As the Fund’s subadviser, Barings manages the day-to-day investments of the Fund.

BIIL

BIIL serves as sub-subadviser for the Fund and, subject to the supervision of Barings, is authorized to conduct securities transactions on behalf of the Fund. BIIL is a wholly-owned subsidiary of Barings and its address is 20 Old Bailey, London, EC4M 7BF, United Kingdom.

Portfolio Management Team

The personnel who currently are jointly and primarily responsible for the day-to-day management of the Fund are:

Richard Spencer, CFA

Richard Spencer is a Co-Head of Barings’ Funds & Co-Investments team and serves as chairman of the Barings investment committee and a member of the Barings valuation committee. He is also responsible for supporting the origination, underwriting and monitoring of all primary fund, co-investment and secondary investment activity cross private equity and real assets. Rick has a 30 year track record of investing client capital in the private equity asset class as part of Barings and its predecessor organizations. Over the past decade, Rick has been the Senior Portfolio Manager for the Private Equity portfolio managed by Barings on behalf of MassMutual.

Mina Pacheco Nazemi

Mina Pacheco Nazemi is a Co-Head of Barings’ Funds & Co-Investments team and serves as a member of both the Barings investment committee and the Barings valuation committee. She is also responsible for originating, underwriting and monitoring primary fund, direct/co-investments, and secondary fund opportunities for private equity and real assets. Prior to joining Barings in 2017, Mina held several leadership and investment positions including co-founder and partner at Aldea Capital Partners and partner and investment committee member at GCM Grosvenor Customized Fund Investment Group (formerly Credit Suisse CFIG).

Antonio Cruz

Antonio Cruz is part of Barings’ Funds & Co-Investments team and is responsible for portfolio management. Prior to joining Barings in 2021, Antonio was a senior associate and founding member at Diverse Communities Impact Fund (DCIF), where he focused on underwriting impact investments and monitoring back office functions. Prior to DCIF, he was an associate at Energy Power Partners (EPP), executing direct private equity investments and acting as controller for several portfolio companies within the fund. Prior to EPP, Antonio was an investment analyst at the Credit Suisse Customized Fund Investment Group.

J.R. Keeve

J.R. Keeve is a member of the Barings Funds & Co-Investments team and is responsible for the underwriting and monitoring of private equity funds and coinvestments in North America. J.R. has worked in the industry since 2011. Prior to joining Barings in 2016, he was with Fidus Investment Advisors, where he focused on the analysis, structuring and documentation of direct mezzanine and private equity co -investments. Prior to Fidus, he worked in a mergers and acquisitions advisory role at Edgeview Partners (now Piper Jaffray).

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Investment Management Agreement

Under the general oversight of the Board, MML Advisers has been engaged to continuously furnish an investment program with respect to the Fund and to furnish such other services necessary to sponsor and manage the Fund that are not specifically delegated to other service providers of the Fund, including overseeing the work that is delegated to other service providers of the Fund. MML Advisers compensates all Trustees and officers of the Fund who are members of MML Advisers’ organization and who render investment services to the Fund.

Pursuant to the Investment Management Agreement, MML Advisers agrees to manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested. Subject to applicable law, MML Advisers, at its expense, may select and contract with one or more subadvisers for the Fund with respect to all or a portion of the Fund’s assets. MML Advisers bears its own operating and overhead expenses attributable to its duties under the Investment Management Agreement (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization, and auditing expenses). The Fund bears all other costs of its operations, including, without limitation, the expenses set forth in “Fund Expenses” below.

MML Advisers contracts with Barings to help manage the Fund. Subject to the oversight of the Board, MML Advisers has the ultimate responsibility to oversee any subadviser of the Fund and to recommend the hiring, termination, and replacement of any subadviser of the Fund. This responsibility includes, but is not limited to, analysis and review of subadviser performance, as well as assistance in the identification and vetting of new or replacement subadvisers. In addition, MML Advisers maintains responsibility for a number of other important obligations, including, among other things, board reporting, assistance in the annual advisory contract renewal process, and, in general, the performance of all obligations not delegated to a subadviser. MML Advisers also provides advice and recommendations to the Board, and performs such review and oversight functions as the Board may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of the Fund, valuations of portfolio securities, and other matters relating generally to the investment program of the Fund.

A discussion regarding the considerations of the Fund’s Board for approving the Investment Management Agreement will be included in the Fund’s first annual or semiannual report to shareholders.

Management Fee

The Fund has agreed to pay MML Advisers as compensation under the Investment Management Agreement a management fee, paid monthly in arrears, at the annual rate of 1.30% of the net assets of the Fund as of the end of each month, determined before giving effect to the payment of the management fee being calculated or to any purchases or repurchases of Shares or any distributions by the Fund. The Management Fee is paid to MML Advisers out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. To the extent MML Advisers receives advisory fees from a Subsidiary, MML Advisers will not receive compensation from the Fund in respect of the assets of the Fund that are invested in such Subsidiary.

A portion of the Management Fee may be paid to brokers or dealers that assist in the distribution of Shares.

Subadvisory Fee

With respect to the Fund, MML Advisers has agreed to pay Barings as compensation under the Subadvisory Agreement, with respect to the assets managed by Barings, a Subadvisory Fee, paid monthly in arrears, at the annual rate of 0.55% on the first $500 million of the net assets, 0.45% on the net assets greater than $500 million to $1 billion, and 0.40% on the net assets greater than $1 billion as of the end of each month. To the extent Barings receives sub-advisory fees with respect to a Subsidiary, Barings will not receive compensation from MML Advisers in respect of the assets of the Fund that are invested in such Subsidiary.

Sub-Subadvisory Fee

With respect to the Fund, Barings has agreed to pay BIIL as compensation under the Sub-Sub-Advisory Agreement a fee in an amount equal to 10% of the Subadvisory Fee received by Barings. To the extent BIIL receives sub-sub-advisory fees with respect to a Subsidiary, BIIL will not receive compensation from Barings in respect of the assets of the Fund that are invested in such Subsidiary.

Distributor

The Fund continuously offers the Shares at their NAV per Share through the Distributor, the principal underwriter and distributor of the Shares. The Fund has entered into a Distribution Agreement with the Distributor. Pursuant to the Distribution Agreement, the Distributor serves on a best efforts basis, subject to various conditions. It is not expected that the Distributor will purchase any Shares, nor does it intend to make a market in the Shares. Investors purchasing Class 2 Shares and Class 3 Shares may be charged a sales load of up to 1.50% or 3.50%, respectively, of the investment amount. The table assumes the maximum sales load is charged. A Selling Agent may, in its discretion, waive all or a portion of the sales load for certain investors.

Under the Fund’s Distribution Agreement, the Distributor is also responsible for entering into agreements with Selling Agents to assist in the distribution of the Shares, reviewing the Fund’s proposed advertising materials and sales literature and making certain filings with regulators.

Under the Fund’s Distribution Agreement with the Distributor, the Fund agrees to indemnify the Distributor and its control persons against certain liabilities including those that may arise under the Securities Act and the 1940 Act arising out of: (i) any alleged untrue statement of a material fact contained in the Fund's registration statement or arising out of or based upon any alleged omission of material facts required to be stated or necessary to make the Fund's registration statement not misleading or (ii) any Fund advertisement or sales literature that does not comply with applicable laws, rules and regulations (including those of the Financial Industry Regulatory Authority).

The Distributor may engage one or more Selling Agents to participate in the distribution of Shares. Selling Agents may charge a separate fee for their service in conjunction with an investment in the Fund and/or maintenance of investor accounts. Such a fee is not a sales load imposed by the Fund or the Distributor and will be in addition to the fees charged or paid by the Fund. The payment of these fees and the effect of these fees on the performance of a shareholder’s investment in Shares will not be reflected in the performance returns of Shares.

Selling Agents may also impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions described in this Prospectus and are not imposed by the Fund, the Distributor or any other Fund service providers. These terms and conditions may affect or limit a prospective or current shareholder’s ability to purchase Shares, a current shareholder’s ability to tender Shares to the Fund for repurchase or to otherwise transact business with the Fund. Services provided by Selling Agents may vary. Shareholders investing in Shares through a Selling Agent should consult with the Selling Agent regarding the terms and conditions related to accounts held at the Selling Agent, services provided to such accounts and related service fees as well as operational limitations of the Selling Agent.

Shareholder Servicing Plan and Distribution and Service Plan

Shareholder Servicing Plan

The Fund intends to operate under a Shareholder Servicing Plan with respect to Class 2 Shares. The Shareholder Servicing Plan will allow the Fund to pay shareholder servicing fees in respect of Shareholders holding Class 2 Shares. Under the Shareholder Servicing Plan, the Fund will be permitted to pay as compensation to qualified recipients up to a rate of 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class 2 Shares (the “Shareholder Servicing Fee”). Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.

Distribution and Service Plan

Subject to the receipt of an exemptive order from the SEC, the Fund intends to operate under a Distribution and Service Plan with respect to Class 3 Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Service Plan will not be implemented until the Fund receives an exemptive order from the SEC. There is no assurance that the Fund will be granted the exemptive order. The Distribution and Service Plan will allow the Fund to pay distribution and service (12b-1) fees for the sale and servicing of its Class 3 Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation to the Fund’s Distributor and/or other qualified recipients up to a rate of 0.75% on an annualized basis of the aggregate net assets of the Fund attributable to Class 3 Shares (the “Distribution and Service Fee”). Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.

Class 2 Shares and Class 3 Shares will not be offered for sale until the Fund has received the requested exemptive relief from the SEC. There is no assurance that such exemptive order will be granted.

Administrative and Shareholder Services

The Administrator provides certain administrative, accounting, and compliance services to the Fund pursuant to an Administrative and Shareholder Services Agreement between the Fund and the Administrator. For its services, the Fund pays the Administrator a fee equal to 0.00%.

Custodian and Transfer Agent

State Street Bank and Trust Company (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Advisers or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1 Iron Street, Boston, Massachusetts 02210. State Street Bank and Trust Company (the "Transfer Agent") is also the Fund's transfer agent. As Custodian and Transfer Agent, State Street Bank and Trust Company does not assist in, and is not responsible for, the investment decisions and policies of the fund.

Fund Expenses

Fund Operating Expenses

The Fund will bear all expenses and costs incurred in the conduct of the Fund’s business, including, without limitation, the following:

•	all of the legal and other out-of-pocket expenses incurred in connection with the organization of the Fund and the offering of its shares;

•	ordinary administrative and operating expenses, including the Management Fee and all expenses associated with the pricing of Fund assets;

•	risk management expenses;

•	ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing, settlement, and transfer costs), custodial costs, and interest charges;

•	professional fees (including, without limitation, expenses of consultants, experts, and specialists);

•	fees and expenses in connection with repurchase offers and any repurchases of Fund shares of beneficial interest;

•	office space, office supplies, facilities and equipment for the Fund;

•	executive and other personnel for managing the affairs of the Fund, other than for the provision of portfolio management services provided by the Advisers;

•	any of the costs of preparing, printing and distributing sales literature;

•	compensation of trustees of the Fund who are not directors, officers or employees of the Advisers or of any affiliated person (other than a registered investment company) of the Advisers;

•	registration, filing and other fees in connection with requirements of regulatory authorities;

•	the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

•	charges and expenses of independent accountants retained by the Fund;

•	charges and expenses of any transfer agents and registrars appointed by the Fund;

•	brokers’ commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

•	taxes and fees payable by the Fund to federal, state or other governmental agencies;

•	any cost of certificates representing shares of the Fund;

•	legal fees and expenses in connection with the affairs of the Fund, including registering and qualifying its shares with federal and state regulatory authorities;

•	expenses of meetings of shareholders and trustees of the Fund;

•	interest, including interest on borrowings by the Fund;

•	the costs of services, including services of counsel and any of the costs of printing and mailing, required in connection with the preparation of the Fund’s registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities;

•	the Fund’s expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses;

•	all filing costs, fees, and any other expenses which are directly related to the investment of the Fund’s assets;

•	fees and expenses incurred in connection with any credit facilities obtained by the Fund; and

•	any extraordinary expenses, including any litigation expenses.

The Portfolio Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. In addition, the Portfolio Funds will pay asset-based fees to their managers and generally may pay performance-based fees or allocations to their managers, which effectively reduce the investment returns of the Portfolio Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund directly. As an investor in the Portfolio Funds, the Fund will bear a portion of the expenses and fees of the Portfolio Funds. Such indirect fees and expenses are borne by the Fund.

Each of MML Advisers and Barings will bear all of its own routine overhead expenses, including rent, utilities, salaries, office equipment and communications expenses. In addition, MML Advisers is responsible for the payment of the compensation and expenses of those members of the Board and officers of the Fund affiliated with MML Advisers, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund.

Expense Limitation Agreement

MML Advisers has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby MML Advisers has agreed to reduce the Management Fee payable to it (but not below zero), and to pay any operating expenses of the Fund (including organizational and offering expenses), to the extent necessary to limit the operating expenses of the Fund, excluding certain “Excluded Expenses” listed below, to the annual rate (as a percentage of the average daily net assets of the applicable class of Shares of the Fund) of 3.50%, 3.75% and 4.25% with respect to Class 1 Shares, Class 2 Shares and Class 3 Shares, respectively (the “Expense Cap”). Excluded Expenses that are not covered by the Expense Cap include: extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as shareholder meeting expenses.

If MML Advisers waives its Management Fee or pays any operating expenses of the Fund pursuant to the Expense Cap, MML Advisers may, for a period ending three years after the end of the month in which such fees or expenses are waived or incurred, recoup amounts waived or incurred to the extent such recoupment does not cause the Fund's operating expense ratio (after recoupment and excluding the Excluded Expenses) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

The Expense Limitation Agreement will continue in effect through the one-year anniversary of the date the Fund commences investment operations and can only be terminated by mutual consent of the Board on behalf of the Fund and MML Advisers.

The Fund bears directly certain ongoing offering costs associated with any periodic offers of Shares, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders for U.S. federal income tax purposes.

Conflicts of Interest

The Fund may be subject to a number of actual and potential conflicts of interest, including, but not limited to, those set forth in further detail below.

The Advisers may from time to time engage in financial advisory activities that are independent from, and may conflict with, those of the Fund. In the future, there might arise instances where the interests of the Advisers conflict with the interests of the Fund. The Advisers may from time to time provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund), which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, and which may compete with the Fund for investment opportunities. In addition, the Advisers and their respective clients and affiliates may from time to time invest in securities that would be appropriate for the Fund or the Portfolio Funds and may compete with the Portfolio Funds for investment opportunities. In addition, Barings has obtained an exemptive order from the SEC that permits the Fund to invest alongside affiliates of the Advisers, including certain private funds managed by any Adviser and its affiliates, subject to certain terms and conditions. By acquiring Shares of the Fund, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under the provisions of applicable state law or Federal securities law which cannot be waived or modified.

Although the Advisers will seek to allocate investment opportunities among the Fund and its other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Advisers will be appropriate for the Fund or will be referred to the Fund. The Advisers are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Advisers may buy and sell securities or other investments for their own accounts. As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Advisers have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

Allocation of the Advisers’ Time

The Fund substantially relies on the Advisers to manage the day-to-day activities of the Fund and on Barings to implement the Fund’s investment strategy. The Advisers also are involved with activities that are unrelated to the Fund. For example, the Advisers also provide advice to other investment funds and clients and are not restricted from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Advisers. These activities could be viewed as creating a conflict of interest in that the time and effort of the Advisers and their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other clients of the Advisers. The Advisers and their employees will devote only as much of their time to the Fund’s business as the Advisers and their employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Advisers and their employees may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other entities than to the Fund.

Nevertheless, the Fund believes that the members of the Advisers’ senior management and the other key professionals, as well as the members of Barings’ portfolio management team, have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its officers will devote the time required to manage the business and expect that the amount of time a particular officer devotes to the Fund will vary during the course of the year and depend on the Fund’s business activities at the given time.

Compensation Arrangements

The Advisers will receive fees in return for their services, and these fees could influence the advice provided by the Advisers. Among other matters, the compensation arrangements could affect the Advisers’ judgment with respect to offerings of equity by the Fund, which allow the Advisers to earn increased Management Fees and/or Subadvisory Fees.

Investments in the Fund by the Adviser

The Adviser or its affiliates purchase Shares from time to time, and may hold a material position in the Fund. The Adviser or its affiliates face conflicting interests in determining whether, when and in what amount to tender Shares for repurchase in connection with periodic repurchase offers by the Fund. If the Adviser or its affiliate tenders a significant number of Shares in connection with a periodic repurchase offer, this could cause the repurchase offer to be oversubscribed and shareholders participating in the repurchase offer (including the Adviser or its affiliates) would only be able to have a portion of their Shares repurchased. In such a case, the Adviser or its affiliates would be subject to the resulting proration of tendered amounts on a pari passu basis with all other tendering investors. Other possible risks associated with the Fund's repurchase offers are described under “Risk Factors – Repurchase Offers Risk” and “General Risks – Repurchase Offers Risk” in the Prospectus.

Dividends and Distributions

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. In addition, the Fund intends to distribute current income through quarterly distributions, and, from time to time, the Fund may also pay special interim distributions, each in the form of cash or Shares at the discretion of the Board. A Shareholder’s dividends and capital gain distributions will be automatically reinvested if the Shareholder does not instruct the Administrator otherwise. A Shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Any distributions reinvested will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund Investments), non-capital gains proceeds from the sale of assets (including Fund Investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Funds and expense reimbursements from MML Advisers. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form) identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of a Shareholder’s investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to MML Advisers. See “Certain Tax considerations.” There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund intends to elect to be treated, and intends each year to qualify as a RIC under Internal Revenue Code of 1986, as amended (the “Code”). To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net taxable ordinary income and the excess of its net short-term capital gains in excess of net long-term capital losses, if any. A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during its taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by the RIC and received by its Shareholders on December 31 of the preceding year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of the Code. If a RIC makes a spillback dividend the amounts will be included in IRS Form 1099-DIV provided to Shareholders for the year the spillover distribution is paid.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. See “Certain Tax Considerations.”

Dividend Reinvestment

Unless a Shareholder is ineligible or otherwise elects, all distributions of dividends (including capital gain dividends) with respect to a class of Shares will be automatically reinvested by the Fund in additional Shares of the corresponding class, which will be issued at the NAV per Share determined as of the ex-dividend date. Election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Administrator at [ ].

Outstanding Securities

As of [ ], 2021, the following number of Shares of the Fund was authorized for registration and outstanding:

(1)	(2)	(3)	(4)
		Amount Held by the Fund	Amount Outstanding Exclusive
Title of Class	Amount Authorized	for its Account	of Amount Shown Under (3)
Shares of Beneficial Interest	Unlimited	0	$100,000

Repurchases of Shares and Transfers

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to redeem any Shares. No public market for Shares currently exists. As a result, Shareholders may not be able to liquidate their investment other than through repurchases of Shares by the Fund, as described below.

Periodic Repurchases

The Fund intends to provide liquidity to Shareholders by offering to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. Shareholders tendering Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 75 days prior to the date that the Shares to be repurchased are valued by the Fund. Shareholders that elect to tender their Shares in the Fund will not know the price at which such Shares will be repurchased until the Fund’s NAV as of the Valuation Date is able to be determined.

In determining whether the Fund should offer to repurchase Shares, the Board may consider the recommendation of MML Advisers as to the timing of such an offer, as well as a variety of operational, business, and economic factors. MML Advisers expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders on a quarterly basis and that each repurchase offer made during the calendar quarters (i.e., quarters ending March 31, June 30, September 30, and December 31) should apply to no more than 5% of the net assets of the Fund, although any particular recommendation may exceed such percentage. In providing its recommendation to the Board, MML Advisers anticipates seeking input from Barings regarding the portfolio management-related factors noted below.

In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board may consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with disposing of the Fund’s interests in underlying Portfolio Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares, including the results of prior repurchase offers;

•	the availability of information as to the value of the Fund’s investments in underlying Portfolio Funds;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

•	the recommendation of MML Advisers.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Shareholders. When the Board determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity, and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the applicable Class’s then most recent NAV per Share by contacting MML Advisers during the period.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law. In addition, the Fund may repurchase Shares of Shareholders if, among other reasons, the Fund determines that such repurchase would be in the interests of the Fund.

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from Shareholders by the applicable repurchase offer deadline. The Fund currently intends, under normal market conditions, to provide payment with respect to 95 percent of the tender offer proceeds within 65 days of the closing of the tender offer, and may hold back 5 percent of the tender offer proceeds until after the Fund's year-end audit.

As described above under “Summary—Repurchase of Shares by the Fund,” repurchase of Shares may be subject to an Early Repurchase Fee.

In the event that the Advisers or any of their affiliates holds Shares in the Fund in the capacity of a Shareholder, the Shares or Interests may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Procedures for Repurchase of Shares

The Fund expects that payment upon a repurchase of Shares will be made in the form of cash or a debt obligation, which may or may not be certificated, and which would entitle the applicable Shareholder to payment in satisfaction of the repurchase of Shares. If the debt obligation is certificated, unless otherwise instructed by the applicable Shareholder, the Fund will deliver the certificate to the Fund’s Transfer Agent to be held on behalf of the applicable Shareholder until such time as the Fund distributes payment in satisfaction of the repurchase of Shares, at which point the certificate will be cancelled. The Fund does not generally expect to distribute securities (other than the debt obligation) as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions from Portfolio Funds in the form of securities that are transferable to the Fund’s Shareholders. Securities which are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the Fund Valuation Procedures and will be distributed to all tendering Shareholders on a proportional basis. See “Calculation Of Net Asset Value.”

In light of liquidity constraints associated with many of the Fund Investments and the fact that the Fund may have to liquidate interests in such investments in order to fund the repurchase of Shares and due to other considerations applicable to the Fund, the Fund intends to follow the procedures described below in connection with a repurchase of Shares:

•	MML Advisers anticipates that, generally, MML Advisers will recommend to the Board that the Fund offer to repurchase Shares from Shareholders on a quarterly basis, with such tender valuation dates to occur as of each March 31, June 30, September 30, and December 31 (each, a “Tender Valuation Date”). Each Tender Valuation Date will be determined by the Board in its sole discretion, and each repurchase offer will generally commence approximately 100 days prior to the applicable Tender Valuation Date. Tenders will be revocable upon written notice to the Fund up to 75 days prior to the Tender Valuation Date (such deadline for revocation being the “Expiration Date”). The value of Shares being repurchased will be determined as of the Tender Valuation Date. Within 65 days after the Tender Valuation Date, the Fund will give to each Shareholder whose Shares have been accepted for repurchase cash or issue to such Shareholder a debt obligation, in each case, entitling the Shareholder to be paid an amount equal to the value, determined as of the Tender Valuation Date, of the repurchased Shares, subject to any post-audit adjustments if the Board determines that a holdback is necessary. As described above, any certificated debt obligation will be held by the Transfer Agent on behalf a tendering Shareholder.

•	If the Fund issues a debt obligation, which may or may not be certificated, the debt obligation will be non-interest bearing and non-transferable and is expected to contain terms providing payment on or before the 65th day after the closing of the tender offer (the “Payment”), subject to any post-audit adjustments if the Board determines that a holdback is necessary, and the Payment may be postponed until 10 business days after the Fund has received the aggregate amount so requested to be repurchased by the Fund.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required, appropriate or desired, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate or desirable in accordance with federal securities regulations. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its NAV, and other unusual circumstances.

As described above, in certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund’s investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely. In addition, under certain circumstances, the Board may determine to conduct a repurchase offer of more than 5% of the Fund’s net assets. If a repurchase offer is oversubscribed, or if the Fund does not conduct a repurchase offer in any particular quarter, Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular quarter or over a period of multiple quarters.

The Fund may be required to liquidate portfolio holdings earlier than Barings would have desired in order to meet the repurchase requests. Such necessary liquidations may potentially result in losses to the Fund, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. Barings intend to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income.

A Shareholder tendering for repurchase only a portion of its Shares must maintain an investment balance of at least $[ ] after the repurchase is effected. If a Shareholder tenders an amount that would cause the Shareholder’s investment balance to fall below the required minimum, the Fund reserves the right to repurchase all of the Shareholder’s Shares in the Fund.

Mandatory Redemption by the Fund

The Fund may repurchase all or any portion of the Shares of a Shareholder without consent or other action by the Shareholder or other person if the Fund determines that:

•	the Shares have been transferred or have vested in any person by operation of law (i.e., the result of the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Shareholder);

•	any transferee does not meet any investor eligibility requirements established by the Fund from time to time, including the Fund’s minimum account balance requirement;

•	ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund or the Advisers, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

•	with respect to a Shareholder subject to special laws or regulations, the Shareholder is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold any Shares;

•	the investment balance of the Shareholder falls below $[ ]; or

•	it would be in the best interest of the Fund, as determined by the Board, for the Fund to repurchase the Shares.

Dividend Reinvestment

Unless a Shareholder is ineligible or otherwise elects, all distributions of dividends (including Capital Gain Dividends (as defined below)) with respect to a Class of Shares will be automatically reinvested by the Fund in additional Shares of that Class, which will be issued at their NAV on the ex-dividend date. Election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by indicating that choice in the Subscription Booklet or by contacting the Administrator at [ ].

Transfers of Shares

Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of a Shareholder or (ii) with the written consent of the Board or MML Advisers, which may be withheld in each of its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Due to the administrative burdens associated with Share transfers, the Fund expects to deny most, if not all transfer requests (other than transfers by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of a Shareholder, although the Fund may cause any such transferred Shares to be mandatorily repurchased). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Shareholder eligibility and suitability and must be accompanied by a properly completed Subscription Booklet.

Each Shareholder and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Shareholder eligibility requirements, the Fund reserves the right to repurchase the Shares transferred.

By purchasing Shares of the Fund, each Shareholder has agreed to indemnify and hold harmless the Fund, the Advisers, the Directors, the officers of the Fund, each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses and any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Shareholder in violation of these provisions or any misrepresentation made by such Shareholder in connection with any such transfer.

Calculation of Net Asset Value; Valuation

The NAV of each Class of the Fund will be calculated as of the close of business on the last business day of each calendar month, as of the date of any distribution, and at such other times as the Board shall determine (each, a “Determination Date”). In determining its NAV, each Class of the Fund will value its investments as of the relevant Determination Date. The NAV of each Class of the Fund will equal the assets of the Class, less the liabilities attributable to the Class, including accrued fees and expenses, each determined as of the relevant Determination Date. Because of the differences in distribution and service fees and Class-specific expenses, the per Share NAV of each Class will differ.

The Fund Valuation Procedures provide that, absent a market price, the Fund will value its investments in Portfolio Funds, Co-Investments and other private equity investments at fair value. The fair value of such investments as of each Determination Date ordinarily will be based on general private equity pricing principals in light of the nature, facts and circumstances of the relevant investments, such as the value estimated from a hypothetical sale of the applicable Private Equity Investment, including surplus assets or excess liabilities, the price paid for the investment, evaluations of market prices of assets the Advisers consider comparable to the investment (and any adjustments to the market prices that the Advisers consider appropriate), the discounted cash flow of the investment, and customary valuation standards applicable to Private Equity Investments.

The valuation of the Fund’s interests in Portfolio Funds and Co-Investments is ordinarily determined monthly based in part on estimated valuations provided by Portfolio Fund managers, Co-Investments or Co-Investment sponsors and also on valuation recommendations provided by Barings. The valuations reported by the Portfolio Funds and the Co-Investments, based upon which the Fund determines its month-end NAV, may be subject to later adjustment or revision. For example, NAV calculations may be revised as a result of fiscal year-end audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Investors who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances as described in “Repurchases of Shares and Transfers.” The Fund believes such adjustment or recoupment may be appropriate in certain circumstances In light of liquidity constraints associated with many of the Fund Investments and the fact that the Fund may have to liquidate interests in such investments in order to fund the repurchase of Shares. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Funds, the Co-Investments, the other direct private equity investments or the Fund adversely affect the Fund’s NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

As discussed above, a meaningful input in the Fund’s valuation of Portfolio Funds will be the estimated valuations provided by Portfolio Fund managers to Barings. In reviewing and using as inputs the valuations provided by Portfolio Fund managers, Barings may recommend that the Board adjust a Portfolio Fund manager’s periodic valuation of a Portfolio Fund, as appropriate. Any such decision will be made in good faith by the Board and also will be subject to the review and supervision of the Board. The Board will be responsible for ensuring that the Fund Valuation Procedures are fair to the Fund and consistent with applicable regulatory guidelines.

The valuation of the Fund’s interests in Co-Investments is ordinarily determined monthly based in part on information that is provided in quarterly financial statements and also on valuation recommendations provided by Barings to the Board. Typical valuation methodologies utilized by Barings in valuing Co-Investments include public comparables, precedent transaction multiples, discounted cash flow analysis, liquidation value analysis and original acquisition cost basis, among others, to help determine fair value for portfolio companies.

Portfolio Fund managers, Co-Investments and Co-Investment sponsors may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds, Co-Investments and other direct private equity investments, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. The Fund generally will not be able to confirm with certainty the accuracy of valuations provided by a Portfolio Fund manager, a Co-Investment or a Co-Investment sponsor until the Fund receives the Portfolio Funds’ or the Co-Investments’ audited annual financial statements.

Equity securities that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of open-end mutual funds are valued at their closing NAVs as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Securities for which a pricing service or other approved source either does not supply a quotation, price, or market based valuation, or supplies a quotation, price, or market based valuation that is believed by the primary pricing service or the Advisers to be unreliable, will be valued according to fair value procedures specified in the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Advisers and their affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Advisers or their affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund or its affiliates. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the management fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s NAV.

Prospective Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV and the Fund if the judgments of the Advisers, or the Portfolio Fund managers regarding appropriate valuations should prove incorrect.

Certain Tax Considerations

The following is a general summary of certain material U.S. federal income tax consequences applicable to the Fund and to an investment in Shares by a Shareholder. This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including, but not limited to, investors who hold Shares as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or other investors that are subject to special treatment under U.S. federal income tax laws (e.g., investors subject to the alternative minimum tax, tax-exempt organizations, dealers in securities, pension plans and trusts, financial institutions, certain foreign investors and insurance companies). In addition, this summary does not specifically address the special tax consequences that may be applicable to persons who hold an interest in the Fund indirectly through partnerships, grantor trusts and other pass-through entities. This summary assumes that Shareholder hold Shares as capital assets.

THIS SUMMARY IS A GENERAL OVERVIEW OF THE U.S. FEDERAL INCOME TAX CONSIDERATIONS APPLICABLE TO THE FUND. EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF SHARES, INCLUDING APPLICABLE TAX REPORTING REQUIREMENTS.

This summary is based on the Code as in effect on the date of this Prospectus, the Treasury Regulations, rulings of the U.S. Internal Revenue Service (the “IRS”), and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the IRS or any other federal, state or local agency, or opinion of counsel, with respect to any of the tax issues affecting the Fund. This summary does not discuss any aspects of the U.S. federal estate or gift tax or any state or local or non-U.S. tax.

Taxation of the Fund

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

1.	derive in each taxable year at least 90% of its gross income from:

a.	dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and

b.	net income from certain “qualified publicly traded partnerships,” (as defined in the Code) (the “Source of Income Test”); and

2.	diversify its holdings so that at the end of each quarter of the Fund’s taxable year:

a.	at least 50% of the market value of the Fund’s total assets consists of cash or cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the market value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and

b.	not more than 25% of the market value of the Fund’s total assets is invested including, through corporations in which the Fund owns a 20% or more voting stock interest, in the securities, other than U.S. government securities or securities of other RICs, of any one issuer, in the securities of two or more issuers that the Fund controls, as determined under the Code and that are engaged in the same, similar or related trades or businesses, or in the securities of certain “qualified publicly traded partnerships” (as defined in the Code) (the “Diversification Test”); and

3.	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year (the “Distribution Test”).

In general, for purposes of the Source of Income Test, described above, income derived from a partnership or other “pass through” entity will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership or other pass-through entity which would be qualifying income if realized directly by the RIC. In the event the Fund owns equity interests in operating businesses conducted in “pass-through” form (i.e., as a partnership for U.S. federal income tax purposes), income from such equity interests may not be treated as qualifying income for purposes of the Source of Income Test and, as a result, the Fund may be required to hold such interests through a subsidiary corporation. In such a case, the income from such equity interests should not adversely affect the Fund’s ability to meet the Source of Income Test, although the income may be subject to U.S. federal income tax at corporate rates which the Fund would indirectly bear through its ownership of such subsidiary corporation.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to Shareholders in the form of dividends (including capital gain dividends) that qualify for the dividends-paid deduction. .

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. The “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or November 30 or December 31, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or November 30, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by the Fund during October, November, or December to Shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by Shareholders on December 31 of the year in which declared.

The Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Fund is not permitted to make distributions to its Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet the Fund’s distribution requirements may be limited by (i) the illiquid nature of the Fund’s portfolio and/or (ii) other requirements relating to the Fund’s qualification as a RIC, including the Diversification Test. If the Fund disposes of assets in order to meet the distribution requirements applicable to RICs, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

The Fund is permitted to invest up to 25% of its total assets in the Subsidiary, a Delaware limited liability company that has elected to be treated as a corporation for U.S. federal income tax purposes. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Subsidiary is organized in the U.S., the Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and non-U.S. sources, as well as any applicable state taxes, which will reduce the Fund’s return on its investment in the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Fund.

Fund Investments – Partnership and other Pass-Through Investments

The Fund may invest up to substantially all its assets in Portfolio Funds that are classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that the Fund receives corresponding cash distributions from a Portfolio Fund. In such case, the Fund might have to borrow money or dispose of investments, including interests in Portfolio Funds, and the Fund might have to sell shares of the Fund, in each case including when it is disadvantageous to do so, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income or excise tax.

In addition, the character of a partner’s distributive share of items of partnership income, gain and loss generally will be determined as if the partner had realized such items directly. Portfolio Funds classified as partnerships for federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the Source of Income Test. In order to meet the Source of Income Test, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof (including by making such investments through the Subsidiary). Because the Fund may not have timely or complete information concerning the amount and sources of such a Portfolio Fund’s income until such income has been earned by the Portfolio Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the Source of Income Test.

Furthermore, it may not always be entirely clear how the asset diversification rules for RIC qualification will apply to the Fund’s investments in Portfolio Funds that are classified as partnerships for federal income tax purposes. The Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Fund’s direct and indirect investments in order to ensure that the Fund meets the Diversification Test. In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the Diversification Test or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the Diversification Test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a Portfolio Fund that may limit utilization of this cure period.

As a result of the considerations described in the preceding paragraphs, the Fund’s intention to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions in Portfolio Funds that would otherwise be consistent with their investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Shareholders. In addition, as a result of such considerations (mainly that certain investments may be held through a corporation subject to U.S. federal and state income tax in order to meet the Source of Income Test), U.S. taxable shareholders may indirectly bear a greater amount of taxes as compared to if such Shareholders owned certain Portfolio Funds directly.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include the direct investments, activities, income, gain, and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any Portfolio Fund (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

Fund Investments – Debt Obligations

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends-received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the Source of Income Test described above. The Fund will monitor its transactions and may decide to make certain tax elections, may be required to borrow money, or may be required to dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Investments the Fund makes in securities issued at a discount or providing for deferred interest or paid-in-kind interest are subject to special tax rules that may affect the amount, timing, and character of distributions to the Fund’s Shareholders. For example, with respect to securities issued at a discount, the Fund will generally be required to accrue daily, as income, a portion of the discount and to distribute such income each year to maintain the Fund’s qualification as a RIC and to avoid U.S. federal income and excise tax. Accordingly, the Fund may have to pay out as an income distribution each year an amount which is greater than the total amount of cash the Fund actually received. Such distributions may be made from the cash assets of the Fund, by raising additional debt or equity capital, or by dispositions of Fund investments, if necessary. The Fund may realize gains or losses from such dispositions, which may in turn increase the amount of taxable distributions received by Shareholders.

Fund Investments – Foreign Investments & Passive Foreign Investment Companies

In the event the Fund invests in foreign securities, the Fund may be subject to withholding and other foreign taxes with respect to those securities. The Fund does not expect to satisfy the requirement to pass through to the Fund’s Shareholders their share of the foreign taxes paid by the Fund.

The Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation: (i) 75 percent or more of the income of which for a taxable year in the Fund’s holding period is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains.

Investment by the Fund in PFICs could subject the Fund to a U.S. federal income tax or other charge on distributions received from PFICs or on the proceeds from the sale of its investments in the PFICs. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may be able to make an election that would avoid the imposition of that tax. For example, the Fund may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include in its income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are generally treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and other charges described above in some instances. In addition, in certain cases the Fund will not be the party legally permitted to make the QEF election or mark-to-market election in respect of PFICs held indirectly (including through Portfolio Funds), and in such cases will not have control or whether the QEF or mark-to-market election is made.

Taxation of U.S. Shareholders

A “U.S. Shareholder” generally is a beneficial owner of Shares which is for U.S. federal income tax purposes:

●         a citizen or individual resident of the United States;

●         a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state or the District of Columbia;

●         a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person; or

●         an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares.

To the extent such distributions paid by the Fund to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such “qualifying dividends” may be eligible for a reduced rate of U.S. federal income tax, provided that certain holding period and other requirements are met. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum U.S. federal income tax rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. Shareholder’s holding period for its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such Shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

In the event that the Fund retains any net capital gains, the Fund may designate the retained amounts as undistributed capital gains in a notice to the Fund’s Shareholders. If a designation is made, Shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate U.S. federal income tax paid by the Fund. In addition, the tax basis of Shares owned by a U.S. Shareholder would be increased by an amount equal to the difference between (i) the amount included in the U.S. Shareholder’s income as long-term capital gains and (ii) the U.S. Shareholder’s proportionate share of the corporate U.S. federal income tax paid by the Fund.

For purposes of determining (i) whether the Fund has satisfied the distribution requirement applicable to RICs for any year and (ii) the amount of distributions paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Fund and received by the Fund’s U.S. Shareholders on December 31 of the year in which the distribution was declared.

Distributions are taxable as described herein whether Shareholders receive them in cash or reinvest them in additional Shares.

The Fund may on certain occasions conduct repurchase offers for a portion of its outstanding Shares. Shareholders who sell all Shares held, or considered to be held, by them pursuant to a repurchase offer will be treated as having sold their Shares and generally will realize a capital gain or loss, as discussed in the following paragraph. If a Shareholder sells fewer than all of its Shares pursuant to a repurchase offer, such Shareholder may be treated as having received a so-called “Section 301 distribution,” taxable in whole or in part as a dividend upon the sale of its Shares, unless the repurchase offer is treated as being either (i) “substantially disproportionate” with respect to such Shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the Shareholder’s tax basis in its Shares, and thereafter as capital gain. Where the Shareholder is treated as receiving a dividend, there is a risk that non-tendering Shareholders and Shareholders who sell some but not all of their Shares, in each case whose percentage interests in the Fund increase as a result of such repurchase offer, will be treated as having received a taxable dividend distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the repurchase offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically repurchasing Shares of the Fund.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares pursuant to a repurchase offer in a transaction that is treated as a sale or exchange for U.S. federal income tax purposes. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held its Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

The Code requires the Fund to report U.S. Shareholders’ cost basis, gain/loss, and holding period to the IRS on IRS Form 1099s when “covered” securities are sold. For purposes of these reporting requirements, all of the Fund’s Shares acquired by non-tax-exempt Shareholders will be considered “covered” securities. You are encouraged to refer to the appropriate Treasury Regulations or consult your tax adviser with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method with respect to your Shares.

The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non-corporate U.S. Shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

A U.S. Shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers and $125,000 in the case of married individuals filing a separate return). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to the Shares, and net gain attributable to the disposition Shares (in each case, unless such Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

U.S. Shareholders should consult their tax advisers with respect to the U.S. federal, state, local and non-U.S. tax consequences of the purchase, ownership and disposition of Shares, including applicable tax reporting obligations.

Taxation of Tax-Exempt Investors

Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt Shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt Shareholder of the Fund could realize UBTI by virtue of its investment in the Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt Shareholder within the meaning of Section 514(b) of the Code.

Taxation of Non-U.S. Shareholders

Distributions by the Fund to Shareholders that are not “U.S. persons” within the meaning of the Code (“Foreign Shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Foreign Shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for short-term capital gain dividends and capital gain dividends do not apply to (A) distributions to an individual Foreign Shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Foreign Shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests. The exception to withholding for “interest-related dividends” does not apply to distributions to a Foreign Shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Foreign Shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Foreign Shareholder and the Foreign Shareholder is a controlled foreign corporation. If the Fund invests in a RIC that pays capital gain dividends, short-term capital gain dividends, or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Foreign Shareholders.

The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to Shareholders. Foreign Shareholders should contact their intermediaries regarding the application of these rules to their accounts. Distributions by the Fund to Foreign Shareholders other than capital gain dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal tax if the Foreign Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Foreign Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

In order to qualify for the aforementioned exemptions from withholding, a Foreign Shareholder must comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Foreign. Shareholder, and gains realized by a Foreign Shareholder upon the sale or repurchase of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Foreign Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Foreign Shareholder in the United States) or, in the case of an individual, the Foreign Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Foreign Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Foreign Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Foreign Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Foreign Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Foreign Shareholders, distributions (both cash and in Shares), and gains realized upon the sale or repurchase of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Foreign Shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Foreign Shareholder provides the Fund or the Administrator with an IRS Form W-8BEN or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Foreign Shareholder or otherwise establishes an exemption from backup withholding.

Foreign Shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”), generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a Shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that Shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Shareholders described above (e.g., short-term capital gain dividends and interest related dividends).

Each prospective Shareholder is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

* * * * *

THE TAX AND OTHER MATTERS DESCRIBED IN THIS PROSPECTUS DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS. EACH SHAREHOLDER SHOULD CONSULT ITS TAX ADVISER AS TO THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SHARES, INCLUDING APPLICABLE TAX REPORTING OBLIGATIONS.

ERISA Considerations

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an “ERISA Plan”), and persons who are fiduciaries with respect to an IRA, Keogh plan or other plan which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Certain Tax Considerations— Taxation of Tax-Exempt Investors”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be the assets of any Plan investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Advisers will not be fiduciaries within the meaning of ERISA by reason of its authority with respect to the assets of the Fund.

MML Advisers will require a Plan which proposes to invest in the Fund to represent that it and any fiduciaries responsible for such Plan’s investments (including in its individual or corporate capacity, as may be applicable) are aware of and understand the Fund’s investment objective, policies and strategies, and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Shareholders that are Plans may currently maintain relationships with the Advisers or other entities which are affiliated with the Advisers. Each of such persons may be deemed to be a “party in interest” under ERISA (or “disqualified person” under Section 4975 of the Code) to and/or a fiduciary (under ERISA or Section 4975 of the Code) of any Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Plan assets for the benefit of a party in interest (or disqualified person) and also prohibits (or penalizes) an ERISA or Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Shareholders that are Plans should consult with counsel to determine if participation in the Fund is a transaction which is prohibited (or penalized) by ERISA or the Code. Fiduciaries of Shareholders that are Plans will be required to represent (including in their individual or corporate capacity, as applicable) that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund, unless such purchase and holding is pursuant to an applicable exemption, such as Prohibited Transaction Class Exemption (“PTCE”) 77-3 or PTCE 77-4.

Employee benefit plans which are not subject to ERISA may be subject to other rules governing such plans. Fiduciaries of these plans, whether or not subject to Section 4975 of the Code, should consult with their own legal advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential Shareholders that are Plans should consult their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

Eligible Investors

Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act. The criteria for qualifying as an “accredited investor” are set forth in the subscription document that must be completed by each prospective investor.

Description of Shares

The Fund is authorized to offer three separate classes of Shares designated as Class 1 Shares, Class 2 Shares and Class 3 Shares. While the Fund presently plans to offer three classes of Shares, from time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of the Class 1 Shares, Class 2 Shares and Class 3 Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan or shareholder servicing plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and NAVs resulting from differences in fees under a distribution and/or service plan or in class expenses; or (6) any conversion features, as permitted under the 1940 Act.

The Fund has applied to the SEC for an exemptive order that would permit the Fund to offer more than one class of Shares. Class 2 Shares and Class 3 Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

Purchasing Shares

Purchase Terms

The minimum initial investment in the Fund is $1,000,000 for Class 1 Shares, $50,000 for Class 2 Shares and $25,000 for Class 3 Shares, and the minimum additional investment in the Fund is $10,000 for each class of Shares. [For Shares purchased through a financial intermediary, when determining whether an investor meets the applicable investment minimums, the value of any Shares being purchased may be combined with the value of any Shares of the same class that were purchased or will be purchased by [ ], 202[2] for Class [ ] Shares and within [ ] months from the initial purchase for Class [ ] Shares by any investor through such intermediary, provided such intermediary enters into the requisite letter of intent; provided, however, that the minimum amount purchased by any investor is at least $[ ].]

The stated investment minimums may be waived for investments by current or retired officers and Trustees of the Fund, as well as their family members; current or retired officers, principals, employees and members of the Investment Adviser Board of MML Advisers and affiliated companies of the Advisers; the immediate family members of any such officer, principal, employee or Investment Adviser Board member (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. In addition, the stated investment minimums may be reduced by the Fund in the discretion of MML Advisers based on consideration of various factors, including the Shareholder’s overall relationship with the Advisers and such other matters as MML Advisers may consider relevant at the time. As noted above, the Fund may aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts.

As discussed above, Class 2 Shares and Class 3 Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

The Fund’s Shares will generally be offered as of the first business day of each month based on the Fund’s NAV per Share as of the close of business on the business day immediately preceding such date plus any applicable sales loads.

Except as otherwise permitted by the Board, initial and subsequent subscriptions to purchase Shares must be accompanied by payment in cash. The Fund or an investor’s financial intermediary must receive a subscription to purchase Shares and the accompanying payment no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) at least three business days in advance, which may be waived in the sole discretion of the Fund or MML Advisers, in order for the subscription to be effected at that day’s NAV. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received.

Pending any offering, funds received from prospective investors will be placed in an account with the transfer agent. On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund and allocated pro rata among Shareholders.

Summary of the Declaration of Trust

The Fund is a statutory trust established under the laws of State of Delaware by the Certificate of Trust dated May 24, 2021. The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest. The Declaration of Trust provides that the Trustees may authorize separate classes of Shares of beneficial interest of the Fund. All shares of a class have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Shares are, when issued, fully paid and non-assessable by the Fund and have no pre-emptive, exchange or conversion rights or rights to cumulative voting. The Board may from time to time, without a vote of shareholders or any class, divide or combine the shares (without thereby materially changing the proportionate beneficial interest of the shares or a class in the assets held with respect to the Fund or such class), or reclassify the shares or a class into shares of one or more classes (whether the shares to be classified or reclassified are issued and outstanding or unissued and whether such shares constitute part or all of the shares of the Fund or such class).

Shareholders of a class of shares are entitled to share in proportion to the number of shares of such class held in dividends declared by the Board payable to holders of such class of shares and in the net assets of the Fund available for distribution to holders of such class of shares upon liquidation after payment of the preferential amounts payable to holders of any outstanding preferred shares.

Shareholders have no pre-emptive, exchange or conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the classes of shares of the Fund in accordance with the NAV of such classes.

The Board may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the 1940 Act.

If you purchase shares of the Fund, you will become bound by the terms and conditions of the Declaration of Trust.

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with or without cause only by a written instrument signed or adopted by a majority of the number of Trustees prior to such removal. Except as described below, the Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, repurchase offer, sale or transfer of substantially all of the Fund’s assets or liquidation. The Declaration of Trust requires that before bringing any derivative action on behalf of the Fund, Shareholders must make a pre-suit demand upon the Board to bring the subject action unless such effort is not likely to succeed. A pre-suit demand is shall only be deemed not likely to succeed if a majority of the Board has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a demand by virtue of such Trustee’s receipt of remuneration from the Fund for service as Trustee or on the boards of entities under common management or otherwise affiliated with the Fund. In addition, unless demand is excused, Shareholders in the aggregate holding at least 10% of the Fund’s outstanding Shares (or at least 10% of the Class to which the action relates) must join the request for the Board to commence such action. Decisions made by the Board in good faith are binding. Further, to the fullest extent permitted by Delaware law, shareholders may not bring direct actions against the Fund and/or the Trustees, except to enforce their rights to vote or certain rights to distributions or books and records under the Delaware Statutory Trust Act, in which case a Shareholders bringing such direct action must hold in the aggregate at least 10% of the Fund’s outstanding Shares (or at least 10% of the Class to which the action relates) join in the bringing of such direct action.

Under the Declaration of Trust, actions by shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. This exclusive jurisdiction provision may make it more expensive for a shareholder to bring a suit but does not apply to claims arising under the federal securities laws.

Shareholders also waive the right to jury trial to the fullest extent permitted by law. The exclusive jurisdiction provision and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. A court may choose not to enforce these provisions of the Declaration of Trust.

Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Independent Registered Public Accounting Firm; Legal Counsel

The Board has selected [ ], [ ], as independent registered public accountants for the Fund.

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as counsel to the Fund. K&L Gates LLP serves as counsel to the Independent Trustees of the Fund.

Inquiries

Inquiries concerning the Fund and the Shares (including procedures for purchasing Shares) should be directed to: The MassMutual Funds, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: MassMutual Investment Operations, by telephone at 1-888-309-3539, or by email to MMAccess@massmutual.com.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. This Statement of Additional Information is not a prospectus.

Subject to Completion, Dated [ ], 2021

STATEMENT OF ADDITIONAL INFORMATION

[•], 2021

MassMutual AccessSM Pine Point Fund

Class 1 Shares, Class 2 Shares and Class 3 Shares

1295 State Street

Springfield, Massachusetts 01111-0001

1-888-309-3539

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of MassMutual Access℠ Pine Point Fund (the “Fund”) dated [•], 2021 as it may be further amended or supplemented from time to time. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of the Fund (“Shares”) and is not soliciting an offer to buy the Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

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INVESTMENT POLICIES AND PRACTICES

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the shareholders of the Fund (the “Shareholders”), duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action.

The Fund:

(1)	May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(2)	May borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(3)	May lend money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(4)	May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(5)	May purchase and sell commodities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(6)	May purchase and sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(7)	May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, and the rules, and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules, or regulations.

Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Fund. For purposes of determining compliance with investment restriction (7) above related to concentration of investments, Portfolio Funds are not considered part of any industry or group of industries, and the Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more Portfolio Funds.

The Fund’s investment policies and restrictions apply only to investments made by the Fund directly (or any account consisting solely of the Fund’s assets) and do not apply to the activities and the transactions of the Portfolio Funds.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

As discussed in the Prospectus, the Fund’s investment objective is to generate long-term capital appreciation.

This section provides additional information about various types of investments and investment techniques that may be employed by the Fund or by Portfolio Funds in which the Fund invests. Such investments and techniques are not expected to represent the principal investments or techniques of the majority of the Fund or of the Portfolio Funds. However, there is no limit on the types of investments the Portfolio Funds may make and certain Portfolio Funds may use such investments or techniques extensively. Similarly, there are few limits on the types of investments the Fund may make. Accordingly, the descriptions in this section cannot be comprehensive. Any decision to invest in the Fund should take into account (i) the possibility that the Portfolio Funds may make virtually any kind of investment, (ii) that the Fund has similarly broad latitude in the kinds of investments it may make (subject to the fundamental policies described above) and (iii) that all such investments will be subject to related risks, which can be substantial.

Real Estate Investments

The Fund may be exposed to real estate through investments by Portfolio Funds in operating businesses with substantial real estate holdings or exposure. Investments in real estate are subject to a number of risks, including losses from casualty, condemnation or natural disasters, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, environmental regulations and other governmental action, regulatory limitations on rents, property taxes, and operating expenses.

Equity Securities

The Fund’s and/or a Portfolio Fund’s portfolio may include investments in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. The Fund and/or a Portfolio Fund also may invest in depositary receipts relating to foreign securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. Given the private equity focus of the Fund, there is expected to be no liquid market for a majority of such investments.

Common Stock. Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s common stock or other common equity, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of time at a specified price or based on a specified formula. In many cases, a convertible security entitles the holder to receive interest or a dividend that is generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. The Fund’s and/or the Portfolio Funds’

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investments in convertible securities are expected to primarily be in private convertible securities, but may be in public convertible securities.

The value of a convertible security is primarily a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (determined by reference to the security’s anticipated worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security’s value. If the conversion value is low relative to the investment value, the convertible security is valued principally by reference to its investment value. To the extent the value of the underlying common stock approaches or exceeds the conversion value, the convertible security will be valued increasingly by reference to its conversion value. Generally, the conversion value decreases as the convertible security approaches maturity. Where no market exists for a convertible security and/or the underlying common stock, such investments may be difficult to value. A public convertible security generally will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the holder will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party. Any of these actions could have a material adverse effect and result in losses to the Fund.

Derivative Instruments

Although the Fund does not expect to use derivatives in pursuing its principal investment strategy, Portfolio Funds may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by Portfolio Fund managers could present significant risks, including the risk of losses in excess of the amounts invested. The Portfolio Fund’s ability to avoid risk through investment or trading in derivatives will depend on the ability to anticipate changes in the underlying assets, reference rates or indices.

Distressed Securities

The Fund or a Portfolio Fund may invest in debt or equity securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution

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of cash or a new security the value of which will be less than the purchase price to the Fund and/or Portfolio Fund of the security in respect to which such distribution was made.

Consortium or Offsetting Investments

The Portfolio Fund managers may work with other Portfolio Fund managers to invest collectively in the same underlying company, which could result in increased concentration risk where multiple Portfolio Funds in the Fund’s portfolio each invest in a particular underlying company. In addition, Portfolio Funds may hold economically offsetting positions including, for example, where Portfolio Funds have independently taken opposing positions (e.g., long and short) in an investment or due to hedging by Portfolio Fund managers. To the extent that the Portfolio Fund managers do, in fact, hold such offsetting positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Portfolio Fund managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Portfolio Fund manager may receive incentive compensation in respect of its portfolio for a period even though the Fund’s NAV may have decreased during such period. Furthermore, it is possible that from time to time, various Portfolio Fund managers selected by Barings may be competing with each other for investments in one or more markets.

Portfolio Turnover

Purchases and sales of portfolio investments may be made as considered advisable by Barings in the best interests of the Shareholders. The Fund’s portfolio turnover rate may vary from year-to-year, as well as within a year. The Fund’s distributions of any profits or gains realized from portfolio transactions generally are taxable to Shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio investments for the fiscal year by the monthly average of the value of the portfolio investments owned by the Fund during the fiscal year. In determining such portfolio turnover, all investments whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the investments in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should Barings deem it advisable to purchase or sell investments.

BOARD OF TRUSTEES AND OFFICERS

The Fund has a Board comprised of five Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Fund. The Board is generally responsible for the management and oversight of the business and affairs of the Fund. The Trustees formulate the general policies of the Fund, approve contracts, and authorize Fund officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Fund, Barings or BIIL (“Independent Trustees”) have retained independent legal counsel. As investment adviser, subadviser and sub-subadviser to the Fund, respectively, MML Advisers, Barings and BIIL may be considered part of the management of the Fund. The Trustees and principal officers of the Fund are listed below together with information on their positions with the Fund, address, and year of birth, as well as their principal occupations during at least the past five years and their other current principal business affiliations.

The Board has appointed an Independent Trustee Chairperson of the Fund. The Chairperson presides at Board meetings and may call a Board or committee meeting when he or she deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Fund’s management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the two standing committees described below, and may form working groups or ad hoc committees as needed.

The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Fund’s Shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews its leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Fund.

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Independent Trustees

Nabil N. El-Hage	Chairperson and Trustee of the Fund

1295 State Street
Springfield, Massachusetts 01111-0001

Year of birth: 1958

Trustee of the Fund since 2021

Trustee of 116 portfolios in the fund complex

Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Cynthia R. Plouché	Trustee of the Fund

1295 State Street
Springfield, Massachusetts 01111-0001

Year of birth: 1957

Trustee of the Fund since 2021

Trustee of [8] portfolios in the fund complex1

Retired; Assessor (2014-2018), Moraine Township (property assessment); Trustee (since 2017), Barings Funds Trust (open-end investment company); Trustee (since 2014), Northern Trust Funds (open-end investment companies).

Jason J. Price	Trustee of the Fund

1295 State Street
Springfield, Massachusetts 01111-0001

Year of birth: 1973

Trustee of the Fund since 2021

Trustee of 1 portfolio in the fund complex

Co-Founder and Chairman of the Board (2017-2021), NXTHVN (arts organization); Principal (2012-2017), Exaltare Capital Partners, LLC (private equity firm).

Susan B. Sweeney	Trustee of the Fund

1295 State Street
Springfield, Massachusetts 01111-0001

Year of birth: 1952

Trustee of the Fund since 2021

Trustee of 118 portfolios in the fund complex2

Retired; Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

1 Barings Funds Trust is deemed to be part of the Fund Complex, because its series are managed by Barings, an affiliate of MML Advisers and the Fund's subadviser.

2 Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings, an affiliate of MML Advisers and the Fund’s subadviser.

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Interested Trustee

Douglas Russell[3]	Trustee of the Fund

1295 State Street

Springfield, Massachusetts 01111-0001

Year of birth: 1960

Trustee of the Fund since 2021

Trustee of 1 portfolio in the fund complex

Managing Director and Head (since 2014), MassMutual Ventures; Senior Vice President of Strategy and Corporate Development (2009-2016), Senior Vice President and Chief Financial Officer for Retirement Income business unit (2007-2008), MassMutual.

Officers

Karl Beinkampen	President of the Fund

1295 State Street

Springfield, Massachusetts 01111-0001

Year of birth: 1965

Officer of the Fund since 2021

Officer of 1 portfolio in the fund complex

[Vice President (since 2021), MML Advisers; Head of MassMutual Investment Alternative Product (since 2020), MassMutual; Member of Business Committee and Chair of Investment Committee (2010-2018), Wilshire Private Markets; Member of Board of Directors (2014-2018), Wilshire Associates; Managing Director of Alternative Investment Partners Division ([ ]). Member of Private Equity Funds of Funds business (2000-[ ]). Member of Investment Banking Division (1995-2000), Morgan Stanley.]

Andrew M. Goldberg	Vice President, Secretary, and Chief Legal Officer of the Fund

1295 State Street

Springfield, Massachusetts 01111-0001

Year of birth: 1966

Officer of the Fund since 2021

Officer of 116 portfolios in the fund complex

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

Renee Hitchcock	Chief Financial Officer and Treasurer of the Fund

1295 State Street

Springfield, Massachusetts 01111-0001

Year of birth: 1970

Officer of the Fund since 2021

Officer of 116 portfolios in the fund complex

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).

Jill Nareau Robert	Vice President and Assistant Secretary of the Fund

1295 State Street
Springfield, Massachusetts 01111-0001

Year of birth: 1972

Officer of the Fund since 2021

Officer of 116 portfolios in the fund complex

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

Philip S. Wellman	Vice President and Chief Compliance Officer of the Fund

1295 State Street
Springfield, Massachusetts 01111-0001

Year of birth: 1964

Officer of the Fund since 2021

Officer of 116 portfolios in the fund complex

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

3 Mr. Russell is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

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Each Trustee of the Fund serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Fund that an exception to the retirement policy of the Fund be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Fund shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect shall hold such office until their respective successors shall have been chosen and qualified.

Each officer and the Chairperson shall hold office at the pleasure of the Trustees.

Additional Information About the Trustees

In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Nabil N. El-Hage — As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.

Cynthia R. Plouché —  As a former assessor of a township, a former portfolio manager for asset management firms, and a former chief investment officer and managing director of an asset management firm with over 32 years of financial services experience, Ms. Plouché has experience with financial, regulatory, and operational issues. She has also served as a trustee and audit committee member for open-end investment companies and a trustee for a closed-end investment company. Ms. Plouché holds a BA in Psychology and Social Relations from Harvard University and an MBA from the Wharton School at the University of Pennsylvania.

Susan B. Sweeney — As a former executive and investment officer of a property and casualty company and a former executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. She also served as Chief Investment Officer for the State of Connecticut Pension Fund from 2002 to 2007, directing a multi-asset portfolio. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.

Jason J. Price  — As a former executive with over 25 years of financial services experience, Mr. Price has experience with financial, regulatory, and operational issues. He served as a Senior Vice President of Cigna Investment Management from 2009 to 2012 and as Head of Private Equity for the State of Connecticut Office of the Treasurer from 2005 to 2009. Mr. Price holds a BA in Business Administration from Morehouse College and an MBA from Harvard Business School.

Douglas Russell  — As an executive of financial services companies with close to 40 years of experience, Mr. Russell has experience with financial, regulatory, and operational issues. He has served as Managing Director and Head of MassMutual Ventures since its formation in July 2014 and joined MassMutual in 2007 as Senior Vice President and Chief Financial Officer for its Retirement Income business unit. He also served as MassMutual’s Senior Vice President of Strategy and Corporate Development from 2009 through 2016. Mr. Russell holds a BA in Economics from Brown University and an MBA from the Tuck School at Dartmouth College.

Board Committees and Meetings

As of the date of this SAI, the full Board has [not met][met [ ] times].

Audit Committee. The Fund has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. El-Hage and Price and Mses. Plouché and Sweeney, oversees the Fund’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof; evaluates the independence of the Fund’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Fund’s independent registered public accounting firm and the full Board; and provides immediate access for the Fund’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. As of the date of this SAI, the Audit Committee has [not met][met [ ] times].

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Nominating and Governance Committee. The Fund has a Nominating and Governance Committee, consisting of each Trustee who is not an “interested person” of the Fund. The Nominating and Governance Committee meets at least twice per calendar year. As of the date of this SAI, the Nominating and Governance Committee has [not met][met [ ] times]. The Nominating and Governance Committee (a) identifies, and evaluates the qualifications of, individuals to become independent members of the Fund’s Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) nominates Independent Trustee nominees for election or appointment to the Board; (c) sets any necessary standards or qualifications for service on the Board; (d) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (e) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; (f) annually reviews the compensation of the Independent Trustees; and (g) oversees board governance issues including, but not limited to, (i) evaluating the board and committee structure and the performance of Trustees, (ii) considering and addressing any conflicts, (iii) considering the retirement policies of the Board, and (iv) considering and making recommendations to the Board at least annually concerning the Fund’s directors and officers liability insurance coverage.

[The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Fund in the same manner as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee, including, without limitation, the value of the Fund’s securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of the Fund must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee’s consideration. The shareholders of the Fund must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund’s Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Fund, which is 1295 State Street, Springfield, MA 01111-0001. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund at least 60 calendar days before the date of the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Shareholder Candidate will make a good Trustee; (B) the class and number of all shares of the Fund owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Fund); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee, if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books, the number of all shares of the Fund owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Shareholder Candidate to furnish as the Nominating and Governance Committee may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111- 0001. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its

8

next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Fund’s Chief Compliance Officer.]

The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Risk Oversight

As a registered investment company, the Fund is subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. MML Advisers has primary responsibility for the Fund’s risk management on a day-to-day basis as part of its overall responsibilities. Barings is primarily responsible for managing investment risk as part of its day-to-day investment management responsibilities, as well as operational risks at its firm. MML Advisers and the Fund’s Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Fund and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by MML Advisers and the Fund’s Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, MML Advisers reports to the Board quarterly on the investment performance of the Fund, the financial performance of the Fund, overall market and economic conditions, and legal and regulatory developments that may impact the Fund. The Fund’s Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Fund, MML Advisers, Barings, BIIL and the Fund’s other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Fund’s compliance program assessments. The Fund’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of MML Advisers communicate with the Chairperson of the Fund, the Chairperson of the Audit Committee, or the Fund’s Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Fund’s Chief Compliance Officer, MML Advisers, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with MML Advisers and the Fund’s independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Fund. The Audit Committee also meets annually with representatives of MML Advisers’ Corporate Audit Department to review the results of internal audits of relevance to the Fund. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Fund’s risk management. The Board may also discuss particular risks that are not addressed in the committee process.

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Trustee Ownership of Securities

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Nabil N. El-Hage	None	$[ ]
Cynthia R. Plouché	None	$[ ]
Jason J. Price	None	$[ ]
Susan B. Sweeney	None	$[ ]
Interested Trustee
Douglas Russell	None	$[ ]

Independent Trustee Ownership of Securities

None of the Independent Trustees (or their immediate family members) owns securities of MML Advisers, Barings, the Distributor or of an entity controlling, controlled by or under common control with MML Advisers, Barings or the Distributor.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee an amount of $[•] per meeting. Trustees that are interested persons will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

The following table sets forth the anticipated compensation to be paid to the Fund’s Independent Trustees for the Fund’s initial fiscal year.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from Fund and Fund Complex Paid to Trustees
Nabil N. El-Hage	$[ ]	$[ ]
Cynthia R. Plouché	$[ ]	$[ ]
Jason J. Price	$[ ]	$[ ]
Susan B. Sweeney	$[ ]	$[ ]

CODES OF ETHICS

The Fund, MML Advisers, Barings, BIIL and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Fund, MML Advisers, Barings, BIIL and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC. The codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov, and may be obtained after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as the investment adviser to the Fund pursuant to an Investment Management Agreement with the Fund (the “Investment Management Agreement”). MML Advisers is located at 1295 State Street, Springfield, Massachusetts 01111-0001 and is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the general supervision of the Board, and in accordance with the investment objective and policies of the Fund, MML Advisers has been engaged to provide for the management of the Fund’s portfolio of securities and has the right to select subadvisers to the Fund pursuant to an investment subadvisory agreement.

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The Investment Management Agreement became effective as of [•], 2021, and unless otherwise terminated, will continue in effect for two years from such date, and from year to year thereafter, so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) and is terminable without penalty (i) on sixty (60) days’ written notice to MML Advisers either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, or (ii) on ninety (90) days’ written notice to the Fund by MML Advisers. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual or semiannual report to shareholders.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of MML Advisers, or reckless disregard of its obligations and duties thereunder, MML Advisers, including its officers, directors and partners, will not be liable to the Fund or to any Shareholder , officer, director, partner or trustee of the Fund, for any act or omission in the course of, or connected with, rendering services thereunder. The Investment Management Agreement also provides for indemnification by the Fund to MML Advisers for any action reasonably taken or omitted to be taken by MML Advisers in its capacity as investment adviser in reasonable reliance upon any document, certificate or instrument which MML Advisers reasonably believes to be genuine and to be signed or presented by the proper person or persons.

In consideration of the advisory and other services provided by MML Advisers to the Fund under the Investment Management Agreement, the Fund will pay MML Advisers an investment management fee (the “Management Fee”), paid monthly in arrears, at the annual rate of 1.30% of the net assets of the Fund as of the end of each month, determined before giving effect to the payment of the management fee being calculated or to any purchases or repurchases of Shares or any distributions by the Fund. The Management Fee is paid to MML Advisers out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. To the extent MML Advisers receives advisory fees from a Subsidiary, MML Advisers will not receive compensation from the Fund in respect of the assets of the Fund that are invested in the Subsidiary.

A portion of the Investment Management Fee may be paid to brokers or dealers that assist in the distribution of Shares.

MML Advisers contracts with Barings to help manage the Fund. Subject to the oversight of the Board, MML Advisers has the ultimate responsibility to oversee subadvisers and recommend their hiring, termination, and replacement. This responsibility includes, but is not limited to, analysis and review of subadviser performance, as well as assistance in the identification and vetting of new or replacement subadvisers. In addition, MML Advisers maintains responsibility for a number of other important obligations, including, among other things, board reporting, assistance in the annual advisory contract renewal process, and, in general, the performance of all obligations not delegated to a subadviser. MML Advisers also provides advice and recommendations to the Board, and performs such review and oversight functions as the Board may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of the Fund, valuations of portfolio securities, and other matters relating generally to the investment program of the Fund.

The Subadviser

MML Advisers has entered into a Subadvisory Agreement with Barings pursuant to which Barings serves as the Subadviser for the Fund. This agreement provides that Barings manage the investment and reinvestment of the assets of the Fund. Barings is located at 300 South Tryon Street, Charlotte, North Carolina 28202. Barings is a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual. As compensation under the Subadvisory Agreement and with respect to the assets managed by Barings, Barings receives a fee, paid monthly in arrears, at the annual rate of 0.55% on the first $500 million of the net assets, 0.45% on the net assets greater than $500 million to $1 billion, and 0.40% on the net assets greater than $1 billion as of the end of each month.

The Sub-subadviser

Barings has entered into a Sub-Sub-Advisory Agreement with BIIL pursuant to which BIIL serves as the Sub-Subadviser for the Fund. This agreement provides that BIIL manage the investment and reinvestment of the assets of the Fund. BIIL is a wholly-owned subsidiary of Barings and its address is 20 Old Bailey, London, EC4M 7BF, United Kingdom. BIIL receives a sub-subadvisory fee from Barings, based upon a portion of the subadvisory fee Barings LLC receives from MML Advisers, in an amount equal to 10% of the Subadvisory Fee received by Barings.

Conflicts of Interest

The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent a portfolio manager, Barings and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more such accounts. Barings has identified (and summarized below) areas where material conflicts of interest are most

11

likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Fund because the account pays Barings a performance-based fee or the portfolio manager, Barings or an affiliate has an interest in the account. Barings has adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Barings or an affiliate, and whether the account is public, private, proprietary or third party.

Potential material conflicts of interest may also arise related to the knowledge and timing of the Fund’s trades, investment opportunities and broker selection. Portfolio managers may have information about the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that portfolio managers could use this information for their personal advantage and/or the advantage of other accounts they manage, or to the possible detriment of the Fund. For example, a portfolio manager could front run the Fund’s trade or short sell a security for an account immediately prior to the Fund’s sale of that security. To address these conflicts, Barings has adopted policies and procedures governing employees’ personal securities transactions, the use of short sales, and trading between the Fund and other accounts managed by the portfolio manager or accounts owned by Barings or its affiliates.

With respect to securities transactions for the Fund, Barings determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Barings manages certain other accounts, however, where Barings may be limited by the client with respect to the selection of brokers or directed to trade such client’s transactions through a particular broker. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of the Fund or the other account(s) involved. Barings has policies and procedures that address best execution and directed brokerage.

Stapled Opportunities. A secondary strategy or a co-investment strategy may make a secondary investment or co-investment, as the case may be, that is contingent upon a primary investment to which the secondary investment or co-investment is “stapled,” and in such circumstances Barings may decide to treat the entire transaction (including the stapled primary) as a secondary investment or co-investment, as the case may be.

Allocation of Opportunities arising from Barings’ Relationships. Investment opportunities, including co-investment opportunities, may arise to Barings as the result of relationships developed by Barings with Portfolio Fund managers over time, including managers of underlying Portfolio Funds of clients of Barings. Such investment opportunities will generally be allocated among one or more clients of Barings, consistent with the usual procedures as provided above (which may or may not include clients invested in the relevant Portfolio Fund). For instance, a client executing a primary investment strategy may have a primary investment in a Portfolio Fund and any co-investment or secondary investment opportunity, as the case may be, originating from the manager of such Portfolio Fund may be allocated entirely to other clients of Barings executing a co-investment strategy or secondary investment strategy, respectively. Exceptions may be made on a case-by-case basis, for example where explicit pre-emption rights or rights of first refusal accrue to clients making the original investments or in the case of stapled transactions as described above.

Investor-Sourced Investment Opportunities. One or more separate account clients of Barings or investors in a Barings-managed vehicle, such as an investor in a Barings-managed account or a Barings-managed fund-of-one, may itself have one or more direct or indirect relationships with fund sponsors, investment managers, potential Portfolio Funds or potential portfolio companies. Such clients and investors may obtain investment opportunities as a result of such relationships and may undertake to effectuate such investment opportunity through such Barings-managed vehicle. Investment opportunities accruing to specific funds or clients (e.g., an opportunity accruing to a fund as a result of a right of first refusal or an investment opportunity sourced by a specific separate account client) will generally not be subject to Barings’ investment allocation process, and other clients of Barings may not share or participate in such investment opportunities sourced by such clients or investors.

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In certain cases, Barings may provide portfolio construction services and investment due diligence services to third-party clients, who negotiate their own access to the underlying portfolio investments directly with the sponsor or manager of the relevant portfolio interest and independently of Barings. Where third-party clients negotiate their own access (including as to the quantum of the investment) to underlying portfolio investments, then it is Barings’ policy to ask the sponsor or manager of the relevant portfolio interest to treat the third-party client’s request entirely separately from the request made by Barings on behalf of all other funds or clients managed by Barings, such that the third-party client’s request will not be subject to Barings’ investment allocation process (much like an investor-sourced investment opportunity), while the request made by Barings on behalf of all other clients will be subject to Barings’ investment allocation process. In these cases and where the investment is capacity-constrained, similar to an allocation by the sponsor or manager to another unrelated third-party investor, the amount allocated by the sponsor or manager of the portfolio investment to other funds or clients managed by Barings will potentially be adversely impacted by the amount made available to the client that negotiates its own access. However, to manage any potential conflicts of interest, Barings does not allow third-party clients to elect arbitrarily to opt in or out of Barings’ investment allocation policy on a case-by-case basis.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both a fund and the other accounts listed above.

Compensation of the Management Team

Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary, and a discretionary, performance-driven annual bonus. Certain key individuals may also receive a long-term incentive award and/or a performance fee award. As part of the firm’s continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms and subsidiaries to ensure that Barings’ compensation is competitive with industry standards.

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Portfolio managers may receive a yearly bonus. Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a portfolio manager, ii) financial performance of Barings, iii) client satisfaction, and iv) teamwork.

Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula which includes Barings’ overall earnings. A voluntary separation of service will result in a forfeiture of unvested long-term incentive awards.

Other Accounts Managed by the Portfolio Managers

In addition to the Fund (for purposes of this section, the “Fund” includes the Subsidiaries, unless otherwise indicated), the Fund’s Portfolio Managers manage, or are affiliated with, other accounts, including other pooled investment vehicles. The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts, as of October 31, 2021.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Richard Spencer, CFA	0	$0	1	$194.6	6	$5,067.3
Mina Pacheco Nazemi	0	$0	1	$39.3	3	$72.4
Antonio Cruz	0	$0	0	$0	0	$0
J.R. Keeve	0	$0	0	$0	0	$0

(1) Does not include the Fund.

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The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts, as of October 31, 2021.

	Registered Investment Companies for which Barings receives a performance-based fee		Other Pooled Investment Vehicles managed for which Barings receives a performance-based fee		Other Accounts managed for which Barings receives a performance- based fee
Portfolio Manager	Number of Accounts(1)	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Richard Spencer, CFA	0	$0	1	$194.6	3	$3,888.2
Mina Pacheco Nazemi	0	$0	1	$39.3	3	$72.4
Antonio Cruz	0	$0	0	$0	0	$0
J.R. Keeve	0	$0	0	$0	0	$0

(1) Does not include the Fund.

Portfolio Management Team Ownership of Securities in the Fund

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Richard Spencer, CFA	None
Mina Pacheco Nazemi	None
Antonio Cruz	None
Elizabeth Weindruch	None
Allen Ruiz	None

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the Fund does not typically pay commissions for principal transactions in the OTC markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the Fund pays. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain the best execution of orders. The Advisers attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under the Investment Management Agreement, Subadvisory Agreement and Sub-Sub-Advisory Agreement and as permitted by Section 28(e) of the Exchange Act and to the extent not otherwise prohibited by applicable law, the Advisers may cause the Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser or subadviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the applicable Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or applicable Adviser's overall responsibilities to the Fund and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The Advisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the

14

commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow the Advisers to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

Brokerage and research services provided by brokers are used for the benefit of all of the Advisers' clients and not solely or necessarily for the benefit of the Fund. The Advisers attempt to evaluate the quality of brokerage and research services provided by brokers. Results of this effort are sometimes used by the Advisers as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Fund pays to the Advisers will not be reduced as a consequence of the Advisers' receipt of brokerage and research services. To the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, provided that the applicable Adviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to the Advisers in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or subadviser in carrying out its obligations to the Fund.

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Advisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission, fee, or other remuneration paid to the affiliated broker-dealer in connection with a portfolio brokerage transaction effected on a securities exchange must be reasonable and fair in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The revised European Union (“EU”) Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. If the Advisers were subject to MiFID II, MiFID II will cause the Fund to pay for research services through client commissions in circumstances where the Advisers are prohibited from causing its other client accounts to do so, including where the Advisers aggregate trades on behalf of the Fund and those other client accounts. In such situations, the Fund would bear the additional amounts for the research services and the Advisers’ other client accounts would not, although the Advisers’ other client accounts might nonetheless benefit from those research services.

In most instances, the Fund will invest substantially all of its assets (whether directly or through the Subsidiaries) in Portfolio Funds or purchase interests in a Portfolio Fund directly from the Portfolio Fund, and such investments or purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Portfolio Funds by the Fund) may be subject to expenses. Given the private equity focus of a majority of the Portfolio Funds, significant brokerage commissions are not anticipated to be paid by such funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected [•], [•], as independent registered public accountants for the Fund.

Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as counsel to the Fund. K&L Gates LLP, State Street Financial Center, One Lincoln Street Boston, Massachusetts 02111, serves as counsel to the Independent Trustees of the Fund.

CUSTODIAN

State Street Bank and Trust Company (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Advisers or commingled with the assets of other accounts other than to the

15

extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1 Iron Street, Boston, Massachusetts 02210.

Organization and management of wholly-owned SUBSIDIARIES

The Fund may invest up to 25% of its total assets directly or indirectly in a wholly-owned subsidiary organized as a Delaware limited liability company that is taxed as a corporation for U.S. federal income tax purposes (the “Corporate Subsidiary”). The Fund may also invest all or a portion of its remaining assets in one or more other wholly-owned subsidiaries organized as Delaware limited liability companies that are disregarded entities for U.S. federal income tax purposes (such subsidiaries, along with the Corporate Subsidiary, the “Subsidiaries”). The Subsidiaries have the same investment objective and strategies as the Fund and, like the Fund, are managed by the Advisers.

The Subsidiaries are overseen by their own board of directors and are not registered under the 1940 Act. The Fund, as the sole member of each Subsidiary, does not have all of the protections offered by the 1940 Act to shareholders of investment companies registered under the 1940 Act with respect to its investments in the Subsidiaries. However, the Subsidiaries are directly or indirectly wholly-owned and controlled by the Fund and the Fund’s Board oversees the investment activities of the Fund, including its investments in the Subsidiaries, and the Fund’s role as sole member of each Subsidiary. MML Advisers is responsible for management of the Subsidiaries and has delegated its day-to-day management obligations in each instance to Barings.

Each Subsidiary’s board of directors currently has the same composition as the Fund’s Board.

The Corporate Subsidiary has entered into a separate investment management agreement with MML Advisers for the provision of advisory services. Under these agreements, MML Advisers provides the Corporate Subsidiary with the same type of advisory services, under substantially the same terms, as are provided to the Fund. Additionally, MML Advisers has entered into a separate investment subadvisory agreement with Barings for the provision of subadvisory services to the Corporate Subsidiary. Under these agreements, Barings provides the Corporate Subsidiary with the same type of subadvisory services, under substantially the same terms, as are provided to the Fund. Barings has entered into a separate investment sub-subadvisory agreement with BIIL for the provision of sub-subadvisory services to the Corporate Subsidiary. Under these agreements, BIIL provides the Corporate Subsidiary with the same type of sub-subadvisory services, under substantially the same terms, as are provided to the Fund

The Corporate Subsidiary has entered into contracts for the provision of custody services and fund administration and accounting services with the same service providers who provide those services to the Fund. The Corporate Subsidiary bears the fees and expenses incurred in connection with the services that it receives pursuant to each of these separate agreements and arrangements. The Fund expects that the expenses borne by the Subsidiaries will not be material in relation to the value of the Fund’s assets.

For purposes of adhering to the Fund’s compliance policies and procedures, MML Advisers treats the assets of the Subsidiaries as if the assets were held directly by the Fund. The Chief Compliance Officer of the Fund makes periodic reports to the Fund’s Board regarding the management and operations of the Subsidiaries.

The financial information of each Subsidiary is consolidated into the Fund’s financial statements, as contained within the Fund’s registration statement and annual and semiannual reports that will be provided to Shareholders.

By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with each Subsidiary’s investments. The Portfolio Funds and other investments held by the Subsidiaries are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiaries are subject to the same principal risks to which the Fund is subject (as described in the Fund’s prospectus). There can be no assurance that the investment objective of the Subsidiaries will be achieved. The Subsidiaries are not registered under the 1940 Act, but the Subsidiaries will comply with certain sections of the 1940 Act and be subject to the same policies and restrictions as the Fund. The Fund wholly owns and controls the Subsidiaries, and the Fund and the Subsidiaries are managed by MML Advisers and Barings, making it unlikely that the Subsidiaries will take action contrary to the interests of the Fund and Shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiaries, and the Fund’s role as sole member of each Subsidiary. In managing each Subsidiary’s investment portfolio, MML Advisers and Barings manage each Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions.

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The Advisers, as it relates to the Subsidiaries, comply with provisions of the 1940 Act relating to investment advisory contracts under Section 15 as an investment adviser to the Fund under Section 2(a)(20) of the 1940 Act.

Changes in the tax laws of the United States and/or the State of Delaware could result in the inability of the Subsidiary to operate as described in the prospectus and this SAI and could adversely affect the Subsidiary and its members.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to MML Advisers. MML Advisers has delegated voting responsibilities and duties with respect to all proxies to Barings.

Barings will vote such proxies in accordance with its proxy policies and procedures. Copies of MML Advisers’ and Barings’ respective proxy policies and procedures are included as Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 1-888-309-3539 or (ii) by visiting the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or is known by the Fund to own of record or beneficially 5% or more of any class of the Fund's outstanding equity securities. A control person is a person who beneficially owns more than 25% of the voting securities of the Fund.

As of [•], 2021 MassMutual owned of record and beneficially 100% of the outstanding shares of the Fund.

FINANCIAL STATEMENTS

Appendix B to this SAI provides financial information regarding the Fund. The Fund’s financial statements have been audited by [•].

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this SAI do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied on the EDGAR database on the SEC’s website at http://www.sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

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APPENDIX A –PROXY VOTING POLICIES AND PROCEDURES

A-1

General Overview

Policy

It is the policy of MML Investment Advisers, LLC (“MML Investment Advisers” or the “Company”) to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), by delegating to subadvisers for each series of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, MML Series Investment Fund II, and MassMutual Access Funds (each, a “Trust”) proxy voting related to the securities in each subadviser’s respective portfolio, with the following exceptions: (i) each series of a Trust operating as a “fund of funds” where MML Investment Advisers has not delegated proxy voting responsibility to a subadviser (each a “Fund of Funds” and, collectively, the “Funds of Funds”); (ii) each series of the Trusts operating as a “feeder fund” (each, a “Feeder Fund”) to a “master fund” (“Master Fund”); and (iii) in certain other special situations (“Special Situations”). For these exceptions, MML Investment Advisers will act on behalf of the Trusts to vote proxies (including Information Statements) (“Proxies”), as described below.

Background

MML Investment Advisers currently serves as investment adviser to each of the Trusts, including those series that are Funds of Funds and Feeder Funds. The Funds of Funds may invest in other series of the Trusts, funds advised by affiliates of MML Investment Advisers, and/or funds or exchange-traded funds advised by an unaffiliated investment adviser.

MML Investment Advisers will vote Proxies of the underlying funds held by the Funds of Funds, of the related Master Fund for a Feeder Fund, and in certain other Special Situations in accordance with the following procedure.

Procedure

1.	When a Fund of Funds holds shares of an underlying fund advised by MML Investment Advisers, MML Investment Advisers will generally vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MML Investment Advisers. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Fund's Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

2.	When a Fund of Funds holds shares of an underlying fund advised by a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MML Investment Advisers or a control affiliate of MML Investment Advisers) of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

3.	When a Fund of Funds holds shares of an underlying fund not advised by MML Investment Advisers or a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

4.	Notwithstanding paragraph 3 above, (i) in the event a Fund of Funds is investing in an underlying fund pursuant to an exemptive order from the U.S. Securities and Exchange Commission, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in the order; or (ii) in the event a Fund of Funds is investing in an underlying fund pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, MML Investment Advisers will vote the shares held by the Fund of Funds either by seeking instructions from the Fund of Funds’ shareholders or vote the shares in the same proportions (for, against, abstain) as the votes of all other shareholders of the underlying fund.

5.	When a fund is structured as a Feeder Fund that is an interest holder of a Master Fund and is requested to vote on any matter submitted to interest holders of the Master Fund, MML Investment Advisers will, on behalf of the Feeder Fund, generally vote the shares held by the Feeder Fund in the same proportions (for, against, abstain) as the votes of all other interest holders of such Master Fund. However, if the Feeder Fund elects to hold a meeting of its own shareholders to consider such matters, MML Investment Advisers will, on behalf of the Feeder Fund, vote the shares held by the Feeder Fund in proportion to the votes received from its shareholders, with shares for which a Feeder Fund receives no voting instructions being voted in the same proportion as the votes received from the other Feeder Fund shareholders.

6.	Although rare, there is a possibility of Special Situations presented where MML Investment Advisers is in the best position to vote Proxies. In those Special Situations, which are determined by the Investment Management team in consultation with MML Investment Advisers’ Chief Compliance Officer and/or legal counsel, MML Investment Advisers (i) will, when the Special Situation involves a proxy for a Funds’ investment in another mutual fund or pooled investment vehicle, generally vote the shares held in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund; (ii) may seek instruction from the relevant Trust’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions; or (iii) may vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Trust and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (iii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

Operating Procedures

MML Investment Advisers exercises its proxy voting responsibility with respect to the Funds of Funds, Feeder Funds, and Special Situations through the Investment Management team.

All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by associates relating to a Fund of Funds, Feeder Fund, or Special Situations are to be immediately forwarded to the Investment Management team. The head of Investment Management or that person’s designee, then is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.

Record Retention

The Investment Management team will retain for such time periods as set forth in Rule 204-2:

•	Copies of all policies and procedures required by the Rule;

•	A copy of each Proxy Statement that MML Investment Advisers receives regarding a Fund of Fund's or Feeder Fund’s investments;

•	A copy of each Proxy Statement that MML Investment Advisers receives regarding a Special Situation;

•	A record of each vote cast by MML Investment Advisers on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation; and

•	A copy of any document created by MML Investment Advisers that was material to making a decision how to vote Proxies on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation or that otherwise memorializes the basis for that decision.

MassMutual Access Funds

Proxy Voting Policies

The following represents the proxy voting policies (the “Policies”) of the MassMutual Access Funds (the “Funds”) with respect to the voting of proxies on behalf of the Fund. It is the policy of the Funds and MML Investment Advisers, LLC (the “Adviser”), as investment manager to the Funds, to delegate (with certain exceptions) voting responsibilities and duties with respect to all proxies to the subadvisers (“Subadvisers”) of the Funds, including shareholder/member/partner votes and consents for private entities that do not involve proxies, even if the securities issued by such private entities are not “voting securities” as defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended. All references to votes by proxy in this policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies. The Adviser will vote proxies on behalf of any Fund of Funds or Feeder Funds for which it serves as investment adviser, as well as for any special situations where the Adviser is in the best position to vote the proxy (“Special Situations”).

I.	GENERAL PRINCIPLES

In voting proxies, the Adviser and Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Adviser and Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

1

II.	SUBADVISERS TO WHICH THE FUNDS AND ADVISER HAVE DELEGATED PROXY VOTING RESPONSIBILITIES

1.	The Subadvisers each have the duty to provide a copy of their written proxy voting policies to the Funds and Adviser annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.

2.	The Subadvisers will each maintain a record of all proxy votes exercised on behalf of the Funds for which they act as subadviser and will furnish such records to the Adviser and Funds annually.

3.	The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to the Adviser quarterly.

4.	The Subadvisers will provide the Funds and Adviser with all such information and documents relating to the Subadviser’s proxy voting in a timely manner, as necessary for the Funds and Adviser to comply with applicable laws and regulations.

III.	THE FUNDS AND ADVISER

1.	The Chief Compliance Officer of the Funds will annually update the Trustees after a review of proxy voting records.

2.	The Trustees of the Funds will not vote proxies on behalf of the Funds.

3.	The Adviser will not vote proxies on behalf of the Funds, except that the Adviser will vote proxies on behalf of any Fund of Funds or Feeder Fund for which it serves as investment adviser or in Special Situations.

APPENDIX B – FINANCIAL STATEMENTS

[TO BE PROVIDED BY AMENDMENT]

B-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE PROVIDED BY AMENDMENT]

PART C: OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

a. Financial Statements	Included in Part A: Not applicable. Included in Part B: Audited financial statements and related report of Independent Registered Public Accounting Firm, to be filed by amendment.
b. Exhibits

(a)(1)	Certificate of Trust of MassMutual Access Private Markets Opportunities Fund (the “Registrant”), dated as of May 24, 2021 (i).
(2)	Agreement and Declaration of Trust of the Registrant, dated as of May 24, 2021, (i).
(b)	By-Laws of the Registrant (i).
(c)	Not applicable.
(d)(1)	See portions of Agreement and Declaration of Trust relating to shareholders’ rights.
(2)	See portions of By-Laws relating to shareholders’ rights.
(e)	Not applicable.
(f)	Not applicable.
(g)(1)	Form of Investment Management Agreement, to be filed by amendment.
(2)	Form of Investment Sub-advisory Agreement, to be filed by amendment.
(h)(1)	Form of Distribution Agreement, to be filed by amendment.
(2)	Form of Private Placement Agent Agreement, to be filed by amendment.
(3)	Form of Dealer Agreement, to be filed by amendment.
(4)	Distribution and Service (12b-1) Plan, to be filed by amendment.
(5)	Multiple Class Plan, to be filed by amendment.
(i)	Not applicable.
(j)	Form of Custodian Agreement between the Registrant and [•], to be filed by amendment.
(k)(1)	Form of Administrative and Shareholder Services Agreement between the Registrant and [•], to be filed by amendment.
(2)	Form of Sub-Administration Agreement between the Registrant and [•], to be filed by amendment.
(3)	Form of Transfer Agency and Service Agreement between the Registrant and [•], to be filed by amendment.
(4)	Form of Accounting Services Agreement between the Registrant and [•], to be filed by amendment.
(l)	Opinion and consent of counsel for the Fund, to be filed by amendment.
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm, to be filed by amendment.
(o)	Not applicable.
(p)	Subscription Agreement for Seed Capital, to be filed by amendment.

(q)	Not applicable.
(r)(1)	Code of Ethics of the Registrant, MML Investment Advisers, LLC and MML Distributors, LLC.
(2)	Code of Ethics of Barings LLC, and Baring International Investment Limited.
(s)	Power of Attorney (ii).

Notes

(i) Filed as an exhibit to the Registration Statement on Form N-2, filed on May 27, 2021, and hereby incorporated by reference.

(ii) Filed as an exhibit to the Registration Statement on Form N-2, filed on October 20, 2021, and hereby incorporated by reference.

Item 26.	Marketing Arrangements: Not applicable.

Item 27.	Other Expenses of Issuance or Distribution

Estimated Expenses:

Securities and Exchange Commission fees	$[46,500]
Printing and engraving expenses	$[10,000]
Legal fees	$[400,000]
Accounting expenses	$[100,000]
Total	$[556,500]

Item 28.	Persons Controlled by or Under Common Control with Registrant:

	Controlling Person	Person Controlled	Nature of Control
	MassMutual Access Pine Point Fund	MassMutual Private Equity Funds LLC(a)(b)	100% ownership
	MassMutual Access Pine Point Fund	MassMutual Private Equity Funds Subsidiary LLC(a)(b)	100% ownership by MassMutual Private Equity Funds LLC

(a) Included or to be included (following commencement of operations) in the consolidated financial statements of MassMutual Access Pine Point Fund.

(b) Organized under the laws of the State of Delaware.

Item 29.	Number of Holders of Securities

Set forth below is the number of record holders as of December [•], 2021 of each class of securities of the Registrant.

	Title of Class	Number of Record Holders
	[•]	[1]

Item 30.	Indemnification

The Registrant’s Agreement and Declaration of Trust, incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of every person who is or has been a Trustee or officer (including persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (“Covered Persons”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred or paid by any Covered Person in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil, criminal, or other, including appeals, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Each of the Registrant’s Form of Distribution Agreement, Form of Private Placement Agent Agreement, and Form of Dealer Agreement, each to be filed by amendment, is expected to contains provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Further, the Form of Investment Management Agreement with MML Investment Advisers, LLC (“MML Advisers”) and the Form of Investment Sub-advisory Agreement with Barings LLC (“Barings”), each to be filed by amendment, is expected to contain provisions limiting the liability, and providing for indemnification, of MML Advisers and Barings, as applicable, and its personnel under certain circumstances.

The Registrant’s Trustees and officers are expected to be insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

MML Advisers

MML Advisers is the investment adviser for the Registrant. MML Advisers is responsible for providing all necessary investment management and administrative services to the Registrant. MML Advisers, a Delaware limited liability company, was formed in 2013 and is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of September 30, 2021, MML Advisers had assets under management of approximately $57.4 billion.

The directors and officers of MML Advisers, which is located at 1295 State Street, Springfield, Massachusetts 01111-0001, their positions with MML Advisers, and their other principal business affiliations and business experience for the past two years are as follows:

GEOFFREY CRADDOCK, Director (since 2017)

Chief Risk Officer, Enterprise Risk Management (since 2017), MassMutual; Director (since 2017), Barings LLC; Director (since 2017), Haven Life Insurance Agency, LLC; Director (since 2017), LifeScore Labs, LLC; Director (since 2018), MassMutual International LLC; Director (since 2017), MM Asset Management Holding LLC; Director (since 2017), MML Investors Services, LLC; Director (since 2019), MassMutual MCAM Insurance Company, Inc.; Director (since 2017), MML Strategic Distributors, LLC.

MICHAEL R. FANNING, Director (since 2016)

Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual; Member (since 2014), MassMutual Ventures LLC; Director (since 2009), Executive Vice President (2011-2019), C.M. Life Insurance Company; Director (since 2009), Executive Vice President (2011-2019), Member of Audit Committee (since 2009), MML Bay State Life Insurance Company; Member Representative (since 2009), MML Distributors, LLC, Director (since 2007), Member of Executive Committee (since 2008), Member of Audit Committee (since 2008), MML Investors Services, LLC; Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company); GBH Board of Advisors (since 2018); MassChallenge Board of Directors (since 2020); FinTech Sandbox Board (since 2020)

SEAN NEWTH, Director (since 2021)

Corporate Controller (since 2017), MassMutual; Director (since 2021), MML Investment Advisors, LLC; Director (since 2021), MML Investor Services, LLC; Director (since 2021), MML Strategic Distributors, LLC; Director (since 2020), MassMutual Asset Finance, LLC; Senior Vice President (since 2019), MM Asset Management Holding LLC; Senior Vice President and Controller (since 2018), MassMutual Holding LLC; Senior Vice President and Controller (since 2018), MassMutual Holding MSC, Inc.; Senior Vice President and Controller (since 2018), MassMutual SC, Inc.; Vice President and Controller (since 2018), MassMutual MCAM Insurance Company, Inc.; Director (since 2018), The MassMutual Trust Company; Senior Vice President an pany; Senior Vice President and Controller (since 2017), MML Bay State Life Insurance Company.

ANDREA ANASTASIO, Vice President (since 2021)

Head of Investment Solutions (since [2021]), MassMutual; Head of Investment Strategy and Research, North America (2019 -2021), State Street Global Advisors.

PABLO CABRERA, Assistant Treasurer (since 2021)

Head of Cash Operations (since 2020), MassMutual; Assistant Vice President (2000–2020), FM Global; Assistant Treasurer (since 2021), MML Distributors, LLC; Assistant Treasurer (since 2021), C.M. Life Insurance Company; Assistant Treasurer, (since 2021), MML Bay State Life Insurance Company; Assistant Treasurer, (since 2021), Athens Fund Management LLC; Assistant Treasurer, (since 2021), Berkshire Way LLC; Assistant Treasurer, (since 2021), Blueprint Income LLC; Assistant Treasurer, (since 2021), EM Opportunities LLC; Assistant Treasurer, (since 2021), Fern Street LLC; Assistant Treasurer, (since 2021), Glidepath Holdings Inc.; Assistant Treasurer, (since 2021), HITPS LLC; Assistant Treasurer, (since 2021), Insurance Road LLC; Assistant Treasurer, (since 2021), ITPS Holding LLC; Assistant Treasurer, (since 2021), MassMutual Capital Partners LLC; Assistant Treasurer, (since 2021), MassMutual External Benefits Group LLC; Assistant Treasurer, (since 2021), MassMutual Global Business Services India LLP; Assistant Treasurer, (since 2021), MassMutual Global Business Services Romania S.R. L.; Assistant Treasurer, (since 2021), MassMutual Holding LLC; Assistant Treasurer, (since 2021), MassMutual Holding MSC, Inc.; Assistant Treasurer, (since 2021), MassMutual Intellectual Property LLC; Assistant Treasurer, (since 2021), MassMutual International Holding MSC, Inc.; Assistant Treasurer, (since 2021), MassMutual International LLC; Assistant Treasurer, (since 2021), MassMutual Mortgage Lending LLC; Assistant Treasurer, (since 2021), MassMutual Private Equity Funds LLC; Assistant Treasurer, (since 2021), MassMutual Private Equity Funds Subsidiary LLC; Assistant Treasurer, (since 2021),MassMutual Ventures Holding LLC; Assistant Treasurer, (since 2021), MassMutual Ventures Management LLC; Assistant Treasurer, (since 2021), MassMutual Ventures SEA Management Private Limited; Assistant Treasurer, (since 2021), MassMutual Ventures Southeast Asia I LLC; Assistant Treasurer, (since 2021), MassMutual Ventures Southeast Asia II LLC; Assistant Treasurer, (since 2021), MassMutual Ventures UK LLC; Assistant Treasurer, (since 2021), MassMutual Ventures US I LLC; Assistant Treasurer, (since 2021), MassMutual Ventures US II LLC; Assistant Treasurer, (since 2021), MassMutual Ventures US III LLC; Assistant Treasurer, (since 2021), MM Asset Management Holding LLC; Assistant Treasurer, (since 2021), MM Catalyst Fund LLC; Assistant Treasurer, (since 2021), MM Cooper Hill Road; Assistant Treasurer, (since 2021), MM Global Capabilities I LLC; Assistant Treasurer, (since 2021), MM Global Capabilities II LLC; Assistant Treasurer, (since 2021), MM Global Capabilities III LLC; Assistant Treasurer, (since 2021), MM Global Capabilities (Netherlands) BV; Assistant Treasurer, (since 2021), MM Private Equity Intercontinental LLC; Assistant Treasurer, (since 2021), MM Rothesay Holdco US LLC; Assistant Treasurer, (since 2021), MML CM LLC; Assistant Treasurer, (since 2021), MML Management Corporation; Assistant Treasurer, (since 2021), Open Alternatives LLC; Assistant Treasurer, (since 2021), Pioneers Gate LLC; Assistant Treasurer, (since 2021), Sleeper Street LLC; and Assistant Treasurer, (since 2021), Trad Investments I LLC.

KARL BEINKAMPEN, Vice President (since 2021)

Head of MassMutual Investment Alternatives Product (since 2020), MassMutual; President (since 2021), MassMutual AccessSM Private Equity Fund (closed-end investment company).

BRIAN FINUCANE, Assistant Treasurer (since 2021)

Assistant Treasurer (since 2021), MML Advisers; Head of Debt Financing and Liquidity, (since 2021), MassMutual; Assistant Treasurer (since 2021), C.M. Life Insurance Company; Assistant Treasurer, (since 2021), MML Bay State Life Insurance Company; Assistant Treasurer, (since 2021), Athens Fund Management LLC; Assistant Treasurer, (since 2021), Berkshire Way LLC; Assistant Treasurer, (since 2021), Blueprint Income LLC; Assistant Treasurer, (since 2021), EM Opportunities LLC; Assistant Treasurer, (since 2021), Fern Street LLC; Assistant Treasurer, (since 2021), Glidepath Holdings Inc.; Assistant Treasurer, (since 2021), HITPS LLC; Assistant Treasurer, (since 2021), Insurance Road LLC; Assistant Treasurer, (since 2021), ITPS Holding LLC; Assistant Treasurer, (since 2021), MassMutual Capital Partners LLC; Assistant Treasurer, (since 2021), MassMutual External Benefits Group LLC; Assistant Treasurer, (since 2021), MassMutual Global Business Services India LLP; Assistant Treasurer, (since 2021), MassMutual Global Business Services Romania S.R. L.; Assistant Treasurer, (since 2021), MassMutual Holding LLC; Assistant Treasurer, (since 2021), MassMutual Holding MSC, Inc.; Assistant Treasurer, (since 2021), MassMutual Intellectual Property LLC; Assistant Treasurer, (since 2021), MassMutual International Holding MSC, Inc.; Assistant Treasurer, (since 2021), MassMutual International LLC; Assistant Treasurer, (since 2021), MassMutual Mortgage Lending LLC; Assistant Treasurer, (since 2021), MassMutual Private Equity Funds LLC; Assistant Treasurer, (since 2021), MassMutual Private Equity Funds Subsidiary LLC; Assistant Treasurer, (since 2021),MassMutual Ventures Holding LLC; Assistant Treasurer, (since 2021), MassMutual Ventures Management LLC; Assistant Treasurer, (since 2021), MassMutual Ventures SEA Management Private Limited; Assistant Treasurer, (since 2021), MassMutual Ventures Southeast Asia I LLC; Assistant Treasurer, (since 2021), MassMutual Ventures Southeast Asia II LLC; Assistant Treasurer, (since 2021), MassMutual Ventures UK LLC; Assistant Treasurer, (since 2021), MassMutual Ventures US I LLC; Assistant Treasurer, (since 2021), MassMutual Ventures US II LLC; Assistant Treasurer, (since 2021), MassMutual Ventures US III LLC; Assistant Treasurer, (since 2021), MM Asset Management Holding LLC; Assistant Treasurer, (since 2021), MM Catalyst Fund LLC; Assistant Treasurer, (since 2021), MM Cooper Hill Road; Assistant Treasurer, (since 2021), MM Global Capabilities I LLC; Assistant Treasurer, (since 2021), MM Global Capabilities II LLC; Assistant Treasurer, (since 2021), MM Global Capabilities III LLC; Assistant Treasurer, (since 2021), MM Global Capabilities (Netherlands) BV; Assistant Treasurer, (since 2021), MM Private Equity Intercontinental LLC; Assistant Treasurer, (since 2021), MM Rothesay Holdco US LLC; Assistant Treasurer, (since 2021), MML CM LLC; Assistant Treasurer, (since 2021), MML Management Corporation; Assistant Treasurer, (since 2021), Open Alternatives LLC; Assistant Treasurer, surer, (since 2021), Sleeper Street LLC; and Assistant Treasurer, (since 2021), Trad Investments I LLC.

ANDREW M. GOLDBERG, Secretary (since 2015)

Assistant Secretary (2013-2015), MML Advisers; Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), MML Series Investment Fund (open-end investment company); and Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), MML Series Investment Fund II (open-end investment company).

NATHAN HALL, Chief Financial Officer and Treasurer (since 2016)

Head of Wealth Management Finance (since 2018), Assistant Vice President, Financial Planning & Analysis (2012-2018), MassMutual; Chief Financial Officer and Treasurer (since 2012), MML Investors Services, LLC; Chief Financial Officer and Treasurer (since 2014), MML Strategic Distributors, LLC; Chief Financial Officer and Treasurer (since 2016) and (2012-2014), MML Distributors, LLC; Chief Financial Officer (since 2012), MML Insurance Agency, LLC; Chief Financial Officer (since 2012), MMLISI Financial Alliances, LLC; Chief Financial Officer (since 2021), Flourish Financial, LLC.

ARUNA HOBBS, Vice President (since 2021)

Head of Institutional Investments (since 2014), MassMutual; Vice President (since 2017), MML Distributors, LLC; Vice President (since 2021), MassMutual Select Funds (open-end investment company); Vice President (since 2021), MassMutual Premier Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund (open-end investment company), Vice President (since 2021), MML Series Investment Fund II (open-end investment company).

PAUL LAPIANA, President (since 2021)

Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; President (since 2021), MassMutual Select Funds (open-end investment company); President (since 2021), MassMutual Premier Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company); CEO & President (since 2020) MML Distributors, LLC.

JILL NAREAU ROBERT, Assistant Secretary (since 2015)

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

JULIETA SINISGALLI, Assistant Treasurer (since 2021)

Assistant Treasurer (since 2021) Assistant Treasurer (since 2021), MML Advisers; Treasurer, Corporate-CFO Office, (since 2021), MassMutual; Assistant Treasurer (since 2021), MML Distributors, LLC; Treasurer, (since 2021), C.M. Life Insurance Company; Treasurer, (since 2021), MML Bay State Life Insurance Company; Treasurer, (since 2021), Athens Fund Management LLC; Treasurer, (since 2021), Berkshire Way LLC; Treasurer, (since 2021), Blueprint Income LLC; Treasurer, (since 2021), EM Opportunities LLC; Treasurer, (since 2021), Fern Street LLC; VP and Treasurer, (since 2021), Glidepath Holdings Inc.; Treasurer, (since 2021), Haven Life Insurance Agency, LLC; Treasurer, (since 2021), HITPS LLC; Treasurer, (since 2021), Insurance Road LLC; Treasurer, (since 2021), ITPS Holding LLC; Treasurer, (since 2021), LifeScore Labs, LLC; Treasurer, (since 2021), MassMutual Capital Partners LLC; Treasurer, (since 2021), MassMutual External Benefits Group LLC; Treasurer, (since 2021), MassMutual Global Business Services India LLP; Treasurer, (since 2021), MassMutual Global Business Services Romania S.R. L.; VP and Treasurer, (since 2021), MassMutual Holding LLC; VP and Treasurer, (since 2021), MassMutual Holding MSC, Inc.; VP and Treasurer, (since 2021), MassMutual Intellectual Property LLC; VP and Treasurer, (since 2021), MassMutual International Holding MSC, Inc.; Treasurer, (since 2021), MassMutual International LLC; Treasurer, (since 2021), MassMutual Mortgage Lending LLC; Treasurer, (since 2021), MassMutual Private Equity Funds LLC; Treasurer, (since 2021), MassMutual Private Equity Funds Subsidiary LLC; Treasurer, (since 2021), MassMutual Trad Private Equity LLC; Treasurer, (since 2021), MassMutual Ventures Holding LLC; Treasurer, (since 2021), MassMutual Ventures Management LLC; Treasurer, (since 2021), MassMutual Ventures SEA Management Private Limited; Treasurer, (since 2021), MassMutual Ventures Southeast Asia I LLC; Treasurer, (since 2021), MassMutual Ventures Southeast Asia II LLC; Treasurer, (since 2021), MassMutual Ventures UK LLC; Treasurer, (since 2021), MassMutual Ventures US I LLC; Treasurer, (since 2021), MassMutual Ventures US II LLC; Treasurer, (since 2021), MassMutual Ventures US III LLC; Treasurer, (since 2021), MM Asset Management Holding LLC; Treasurer, (since 2021), MM Catalyst Fund LLC; Treasurer, (since 2021), MM Cooper Hill Road; Treasurer, (since 2021), MM Global Capabilities I LLC; Treasurer, (since 2021), MM Global Capabilities II LLC; Treasurer, (since 2021), MM Global Capabilities III LLC; Treasurer, (since 2021), MM Global Capabilities (Netherlands) BV; VP and Treasurer, (since 2021), MM Private Equity Intercontinental LLC; VP and Treasurer, (since 2021), MM Rothesay Holdco US LLC; Treasurer, (since 2021), MML CM LLC; VP and Treasurer, (since 2021), MML Management Corporation; Treasurer, (since 2021), Open Alternatives LLC; VP an ), Pioneers Gate LLC; VP and Treasurer, (since 2021), Sleeper Street LLC; and Treasurer, (since 2021), Trad Investments I LLC.

DOUGLAS STEELE, Vice President and Head of Investment Management (since 2017)

Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

PHILIP S. WELLMAN, Vice President and Chief Compliance Officer (since 2013)

Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); and Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

Barings

Barings is the subadviser to the Fund. The members of the Board of Managers and the Senior Management team of Barings, their positions with Barings, and their other principal business affiliations and business experience for the past two years are listed below. The addresses of the offices of Barings, and unless otherwise stated, each Manager and member of the Senior Management Team, is 300 South Tryon Street, Charlotte, North Carolina 28202.

Board of Managers

Susan M. Cicco, Member of the Board of Managers

Ms. Cicco is Head of Human Resources (since January 2017) & Employee Experience of MassMutual. Previously, Ms. Cicco held the position of Chief of Staff to the Chief Executive Officer from July 2012 to January 2017. Ms. Cicco joined the Company in 1993.

M. Timothy Corbett, Member of the Board of Managers

Mr. Corbett is the Chief Investment Officer of MassMutual. He joined the Company in July 2011. Previously, Mr. Corbett was the Chief Investment Officer of the State of Connecticut. In that role, he was the head of the Pension Fund Management Division of the Office of the State Treasurer, directing policy and strategic planning, and implementation and supervision of the investment programs of the Connecticut Retirement Plans and Trust Funds.

Geoffrey Craddock, Member of the Board of Managers

Mr. Craddock joined MassMutual in October 2017 as the Chief Risk Officer. Previously, he was the leader of risk management and asset allocation at MassMutual’s subsidiary, OppenheimerFunds, Inc. (“OFI”), having joined OFI in 2008. Prior to OFI, he oversaw global market risk management at the Canadian Imperial Bank of Commerce.

Roger W. Crandall, Member of the Board of Managers

Mr. Crandall is Chairman (since December 2010), President (since December 2008) and Chief Executive Officer (since January 2010) of Massachusetts Mutual Life Insurance Company in Springfield, Massachusetts. He has been with MassMutual since 1988 and previously held the titles of Chief Operating Officer and Chief Investment Officer. Mr. Crandall joined the Board in 2008 and presently serves as a member of the Investment and Technology & Governance Committees and is the Chair of the Executive Committee. He is a member of the Board of Directors of the Business Roundtable, the Federal Reserve Bank of Boston and the Financial Services Roundtable, and also serves on the Smithsonian National Board, American Council of Life Insurers Executive Committee, the Massachusetts Competitive Partnership, the Wharton Board of Leadership Advisors, the University of Vermont Foundation Leadership Council and the Lahey Hospital & Medical Center Board of Trustees.

Michael Freno, Chairman, Member of the Board of Managers, Chief Executive Officer and President

Mike Freno is Chairman, CEO and President, Barings LLC, a $354+ billion global financial services firm with offices across the U.S., Europe, Australia and Asia. His experience canvasses two decades on the buy-side, focusing on both equity and debt investments. Previously, he was head of Global Markets. Mike is known for being a trusted partner to clients with a focus on the long-term. He is a member of the Barings Board of Directors; Chairman of both the Global High Yield Allocation Committee and the Global Investment Grade Allocation Committee; and a member of the Global Distressed Committee. Mike is also Chairman of the Board of Barings BDC, Inc., (NYSE: BBDC), an external business development company managed by Barings. Mike also serves as an Executive Sponsor for the Barings Black Alliance employee resource group. Mike holds a B.A. from Furman University and an M.B.A. from Wake Forest University.

Sears Merritt, Member of the Board of Managers

Mr. Merritt is the Head of Data, Strategy & Architecture – Enterprise Technology & Experience of MassMutual. He joined the company in 2013 and is responsible for leading the technology strategy, enterprise architecture, and data science functions throughout the organization. Mr. Merritt also leads LifeScore Labs, a wholly owned insurtech subsidiary focused on mortality risk.

Michael O’Connor, Member of the Board of Managers

Mr. O’Connor is the General Counsel of MassMutual, a role he assumed in February 2017. He joined the Company in 2005 as a member of the Law department and in 2008, assumed responsibility for the Corporate Law and Government Relations team. Following that role, he led the Company’s corporate development function, served as President of MassMutual International, LLC, and was the prior Chief of Staff to the Chief Executive Officer.

Elizabeth A. Ward, Member of the Board of Managers

Ms. Ward has been the Company’s Chief Financial Officer since June 2016. She also held the roles of Chief Actuary from May 2016 through October 20, 2019, and Chief Enterprise Risk Officer from 2007, when she joined the Company, through May 2016. Previously, Ms. Ward was a Managing Director in Babson Capital Management LLC’s Quantitative Management Group.

Senior Management

Michael Freno, Chairman, Member of the Board of Managers, Chief Executive Officer and President

See above.

Steve Boehm, Chief Operating Officer

Steve Boehm is Barings’ Chief Operating Officer and is a member of the Barings Senior Leadership Team. Steve leads Barings’ technology and operations focused on end-to-end customer experience and growth. Steve has more than two decades of experience in technology-driven businesses, financial services, global operations, digital payments and merger integration. Prior to joining the firm in 2020, Steve was a Senior Vice President and Chief Operating Officer of AvidXchange, where he led the company’s transformation through a period of hypergrowth and customer experience redesign. Previously, Steve served for six years as Senior Vice President, Global Customer Experience of eBay. Earlier in his career, he worked as a Senior Vice President, Global Product Management and Innovation at First Data Corp. and Executive Vice President, Merger Integration for the Wells Fargo/Wachovia merger. He held other leadership roles at Wachovia and Visa. Steve holds a B.B.A. from James Madison University and an M.B.A. from George Mason University.

Chris Cary, Managing Director and Global Treasurer

Chris Cary is a member of Barings’ Finance Team and the firm’s Global Treasurer responsible for Barings’ financial risk management strategies, including foreign exchange, interest rate, and credit risk and liability management. Chris has worked in the industry since 2001. Prior to joining the firm in 2018, Chris worked for Regions Bank | Regions Securities, where he sourced and underwrote nonbank credit facilities. Before that, Chris worked at S&P Global Ratings, NorOdin Investment Management LP, and at The Coca-Cola Company. He holds an Honorary Bachelor of Commerce degree in Accounting and Finance from the University of Johannesburg in South Africa and is a Chartered and Certified Public Accountant.

Christopher DeFrancis, Chief Compliance Officer & Global Head of Compliance

Christopher DeFrancis is Barings’ Global Head of Compliance, responsible for overseeing the firm’s global compliance program. Christopher has worked in the industry since 2001 and his experience has encompassed securities and investment advisory matters, hedge fund and CDO formation, derivatives trading and private finance transactions. Prior to joining the firm in 2001, he worked for Hill & Barlow, where he concentrated his practice on commercial and securities litigation. Christopher began his legal career as a law clerk to The Honorable Sandra L. Lynch on the U.S. Court of Appeals for the First Circuit. He holds a B.A. from Dartmouth College and a J.D. from the University of Pennsylvania.

Sheldon M. Francis, Chief Administration Officer, Chief Legal Officer

Sheldon Francis is Barings’ Chief Administrative Officer and Chief Legal Officer and a member of Barings Senior Leadership Team. He is responsible for the general legal affairs, compliance, enterprise risk, internal audit, procurement and vendor management, and facilities. He is also Chairman on Barings Europe. Prior to his current role, he served as Co-General Counsel and lead in-house attorney for Babson Capital Management’s U.S. Bank Loan, High Yield and Distressed Investment groups. Sheldon has more than 22 years of legal experience, encompassing all aspects of the investment management industry, corporate finance and corporate restructurings. Prior to joining the firm in 2006, he was a member of Helms Mulliss and Wicker (n/k/a McGuire Woods), and began his legal career as an associate at Bass, Berry and Sims PLC. Sheldon is a member of the Charlotte Sports Foundation, a 501c(3) dedicated to providing leadership for sports-based initiatives that result in a positive impact on the economy and quality of life in the Charlotte region. He is also an Executive Sponsor of the Barings Black Alliance employee resource group. Sheldon holds a B.A. from Duke University and a J.D. from the University of North Carolina at Chapel Hill School of Law.

Patrick Hoefling, Chief Financial Officer

Patrick Hoefling is Barings’ Chief Financial Officer, providing oversight and direction for all of corporate finance functions, including, treasury, financial planning and analysis, corporate accounting/tax, public fund accounting, and corporate strategy. Patrick is also a member of the Barings Senior Leadership Team. Prior to becoming CFO, Patrick served as the client portfolio services liaison with MassMutual, covering their entire portfolio. He also held the title of Corporate Treasurer and Global Head of Financial Planning and Analysis. Those roles coordinated daily operational, cash and accounting needs for the firm’s investment teams, sales function, and other operational and support areas. He helped develop Barings Social Impact, which oversees our community involvement and charitable spend. He is a board member and the Treasurer of Barings’ Social Impact Fund. Prior to joining the firm in 2008, he worked in the Private Client Advisory Tax Group at Deloitte (then known as Deloitte & Touche) and a Charlotte-based hedge fund. Patrick holds a B.S. from Villanova University and a Master of Accountancy from North Carolina State University.

Item 32.	Location and Accounts and Records

All accounts, books and other documents required by Rule 31(a) under the Investment Company Act of 1940, as amended, are maintained at the offices, as applicable of: (1) MML Advisers, (2) Barings, (3) the Custodian and (3) the Administrator.

(Declaration of Trust and Bylaws)

MassMutual Access Pine Point Fund

1295 State Street.

Springfield, MA 01111-0001

(With respect to its services as investment adviser [and Administrator])

MML Investment Advisers, LLC

1295 State Street.

Springfield, MA 01111-0001

(With respect to its services as subadviser)

Barings LLC

300 South Tryon Street

Charlotte, North Carolina 28202

(With respect to its services as Distributor)

[MML Distributors, LLC

1295 State Street.

Springfield, MA 01111-0001 and, c/o State Street Bank and Trust Company

1 Iron Street

Boston, Massachusetts 02210]

(With respect to their services as counsel) Ropes & Gray LLP The Prudential Tower 800 Boylston Street Boston, Massachusetts 02199-3600

Item 33.	Management Services: Not applicable.

Item 34.	Undertakings

1. Not applicable.
2. Not applicable.

3.       The Registrant undertakes:

a.   to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

1.  To include any prospectus required by Section 10(a)(3) of the 1933 Act;

2.  To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

3.  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

b.  That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c.  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d.  That, for the purpose of determining liability under the Securities Act to any purchaser:

1.       if the Registrant is relying on Rule 430B:

2.

A.   each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

B.  each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the 1933 Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

3.  if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.  That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

1.  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

2.  free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

3.  the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

4.  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.
5. Not applicable.
6. Not applicable.
7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement of MassMutual Access Pine Point Fund to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 24th day of November, 2021.

MASSMUTUAL ACCESS PINE POINT FUND

By:	/s/ Karl Beinkampen
	Name:	Karl Beinkampen
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Karl Beinkampen	President and Chief Executive Officer (Principal Executive Officer)	November 24, 2021
* Renée Hitchcock	Chief Financial Officer and Treasurer (Principal Financial Officer)	November 24, 2021

*
Nabil N. El-Hage	Trustee	November 24, 2021

Cynthia Plouché	Trustee	November 24, 2021

*
Jason J. Price	Trustee	November 24, 2021

*
Douglas Russell	Trustee	November 24, 2021

*
Susan B. Sweeney	Trustee	November 24, 2021

*By:	/s/ Andrew M. Goldberg
Andrew M. Goldberg
Attorney-in-Fact

INDEX TO EXHIBITS

(r)(1) Code of Ethics of the Registrant, MML Investment Advisers, LLC and MML Distributors, LLC.

(r)(2) Code of Ethics of Barings LLC, and Baring International Investment Limited.